As filed with the Securities and Exchange Commission on May 5, 2000


                           SCHEDULE 14A INFORMATION
  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                             1934 (AMENDMENT NO. )

            Filed by the Registrants /X/
            Filed by a Party other than the Registrant / /
            Check the appropriate box:
            / X/ Preliminary Proxy Statement
            / / Definitive Proxy Statement
            / / Definitive Additional Materials
            / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         MERCURY GLOBAL HOLDINGS, INC.
                    MERCURY INTERNET STRATEGIES FUND, INC.
                   MERRILL LYNCH AMERICAS INCOME FUND, INC.
                    MERRILL LYNCH CORPORATE BOND FUND, INC.
              MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
                        MERRILL LYNCH DRAGON FUND, INC.
                            MERRILL LYNCH EUROFUND
                  MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
               MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND
                   RETIREMENT MERRILL LYNCH GLOBAL FINANCIAL
                              SERVICES FUND, INC.
                   MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.
                  MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.
                    MERRILL LYNCH GLOBAL UTILITY FUND, INC.
                     MERRILL LYNCH GLOBAL VALUE FUND, INC.
                      MERRILL LYNCH HEALTHCARE FUND, INC.
              MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.
                    MERRILL LYNCH INTERNATIONAL EQUITY FUND
                 MERRILL LYNCH INTERNET STRATEGIES FUND, INC.
                    MERRILL LYNCH LATIN AMERICA FUND, INC.
                    MERRILL LYNCH MUNICIPAL BOND FUND, INC.
                MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND
                    OF MERRILL LYNCH MUNICIPAL SERIES TRUST
                  MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.
                       MERRILL LYNCH PACIFIC FUND, INC.
                 MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.
               MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.
               MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.
                     MERRILL LYNCH STRATEGIC DIVIDEND FUND
                   MERRILL LYNCH U.S. HIGH YIELD FUND, INC.
                 THE CORPORATE FUND ACCUMULATION PROGRAM, INC.
                 THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.

                P.O. Box 9011 Princeton, New Jersey 08543-9011
 ------------------------------------------------------------------------------
             (Name of Registrants as Specified In Their Charters)
                                 SAME AS ABOVE
 ------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     /X/ No fee required.
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

    (1)  Title of each class of securities to which transaction applies:
    --------------------------------------------------------------------------
    (2)  Aggregate number of securities to which transaction applies:
    --------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1
         (Set forth the amount on which the filing fee is calculated and state how it was determined.)
    --------------------------------------------------------------------------
    (4)  Proposed maximum aggregate value of transaction:
    --------------------------------------------------------------------------

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)  Amount Previously Paid:
    --------------------------------------------------------------------------
    (2)  Form, Schedule or Registration Statement No.:
    --------------------------------------------------------------------------
    (3)  Filing Party:
    --------------------------------------------------------------------------
    (4)  Date Filed:

                               PRELIMINARY COPY

                         MERCURY GLOBAL HOLDINGS, INC.
                    MERCURY INTERNET STRATEGIES FUND, INC.
                   MERRILL LYNCH AMERICAS INCOME FUND, INC.
                    MERRILL LYNCH CORPORATE BOND FUND, INC.
              MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
                        MERRILL LYNCH DRAGON FUND, INC.
                            MERRILL LYNCH EUROFUND
                  MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
         MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT
              MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.
                   MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.
                  MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.
                    MERRILL LYNCH GLOBAL UTILITY FUND, INC.
                     MERRILL LYNCH GLOBAL VALUE FUND, INC.
                      MERRILL LYNCH HEALTHCARE FUND, INC.
              MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.
                    MERRILL LYNCH INTERNATIONAL EQUITY FUND
                 MERRILL LYNCH INTERNET STRATEGIES FUND, INC.
                    MERRILL LYNCH LATIN AMERICA FUND, INC.
                    MERRILL LYNCH MUNICIPAL BOND FUND, INC.
                MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND
                    OF MERRILL LYNCH MUNICIPAL SERIES TRUST
                  MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.
                       MERRILL LYNCH PACIFIC FUND, INC.
                 MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.
               MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.
               MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.
                     MERRILL LYNCH STRATEGIC DIVIDEND FUND
                   MERRILL LYNCH U.S. HIGH YIELD FUND, INC.
                 THE CORPORATE FUND ACCUMULATION PROGRAM, INC.
                 THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011

                             --------------------

                NOTICE OF 2000 ANNUAL MEETINGS OF SHAREHOLDERS
                             --------------------


                          TO BE HELD ON JULY 10, 2000

To the Shareholders of:
MERCURY GLOBAL HOLDINGS, INC.
MERCURY INTERNET STRATEGIES FUND, INC.
MERRILL LYNCH AMERICAS INCOME FUND, INC.
MERRILL LYNCH CORPORATE BOND FUND, INC.
MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
MERRILL LYNCH DRAGON FUND, INC.
MERRILL LYNCH EUROFUND
MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT
MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.
MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.
MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.
MERRILL LYNCH GLOBAL UTILITY FUND, INC.
MERRILL LYNCH GLOBAL VALUE FUND, INC.
MERRILL LYNCH HEALTHCARE FUND, INC.
MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.
MERRILL LYNCH INTERNATIONAL EQUITY FUND
MERRILL LYNCH INTERNET STRATEGIES FUND, INC.
MERRILL LYNCH LATIN AMERICA FUND, INC.
MERRILL LYNCH MUNICIPAL BOND FUND, INC.
MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND
   OF MERRILL LYNCH MUNICIPAL SERIES TRUST
MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.
MERRILL LYNCH PACIFIC FUND, INC.
MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.
MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.
MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.
MERRILL LYNCH STRATEGIC DIVIDEND FUND
MERRILL LYNCH U.S. HIGH YIELD FUND, INC.
THE CORPORATE FUND ACCUMULATION PROGRAM, INC.
THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (each a "Meeting" and collectively, the "Meetings") of each of the above-listed investment companies (each a "Fund" and collectively, the "Funds") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, July 10, 2000 at the time specified in Exhibit A to this Combined Proxy Statement for the following purposes:

     (1) To elect a Board of Directors (which term as used herein refers to both Directors and Trustees) of each Fund until their successors have been duly elected and qualified or until their earlier resignation or removal;

          For each of Mercury Internet Strategies Fund, Inc. ("Mercury Internet"), Merrill Lynch Internet Strategies Fund, Inc. ("Merrill Lynch Internet" and, together with Mercury Internet, the "Internet Funds") and Merrill Lynch Global Financial Services Fund, Inc. ("Global Financial"), actions taken by their shareholders in connection with the election of the Board Members (as defined herein) of each of those Funds will also be taken by each of those Funds as a holder of beneficial interests in Master Internet Strategies Trust (the "Internet Trust") or in Master Global Financial Services Trust (the "Global Financial Trust"), respectively, in connection with the election of the respective Trust's Board Members.

     (2) To consider and act upon a proposal to ratify the selection of independent auditors of each Fund for its current fiscal year;

          For each of the Internet Funds and Global Financial, actions taken by their shareholders in connection with the ratification of the selection of independent auditors of each of those Funds will also be taken by each of those Funds as a holder of beneficial interests in the Internet Trust or the Global Financial Trust, respectively, in connection with the ratification of the selection of independent auditors of the respective Trusts.

     (3) For all Funds except the Internet Funds and Global Financial: To consider and act upon a proposal to amend the Fund's charter to permit the Board of Directors to convert the Fund to a master/feeder structure;

     (4) For Merrill Lynch Senior Floating Rate Fund II, Inc., Merrill Lynch Strategic Dividend Fund and Merrill Lynch U.S. High Yield Fund, Inc:
          To consider and act upon the proposed Investment Advisory, Administration and Sub-Advisory Agreements;

          With respect to Items 5 through 9, solely for the Fund or Funds named in the specific proposal:

     (5) To consider and act upon the proposal to clarify the investment strategy of Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc. concerning discount corporate loans;

     (6) To consider and act upon the proposal to amend the investment objective and policies of Merrill Lynch Strategic Dividend Fund;

     (7) To consider and act upon the proposal to amend the investment objective and policies of Merrill Lynch Americas Income Fund, Inc.;

     (8) To consider and act upon the proposal to amend an investment policy of Merrill Lynch Healthcare Fund, Inc.;

     (9) To consider and act upon the proposal to amend the investment objective of Merrill Lynch Developing Capital Markets Fund, Inc.; and

     (10) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors of each Fund has fixed the close of business on May 12, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     If Item 3 authorizing the reorganization of certain funds into a master/feeder structure is approved by the shareholders of Merrill Lynch EuroFund, Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch International Equity Fund, Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust or Merrill Lynch Strategic Dividend Fund (each a "Massachusetts business trust") at the applicable Meeting and effected by that Massachusetts business trust, any shareholder of such Massachusetts business trust (i) who files with the applicable Massachusetts business trust, before the taking of the vote on the approval of such proposal, written objection to the proposal stating that he or she intends to demand payment for his or her shares if any reorganization authorized by such proposal takes place and (ii) whose shares are not voted in favor of such proposal has or may have the right to demand in writing from the applicable Massachusetts business trust, within twenty days after the date of mailing to him or her of notice in writing that the reorganization has become effective, payment for his or her shares and an appraisal of the value thereof. Any Massachusetts business trust effecting a reorganization and any such shareholders shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98 inclusive, of chapter 156B of the General Laws of Massachusetts. In the event that any shareholder elects to exercise his or her statutory right of appraisal under Massachusetts law, it is the present intention of each Massachusetts business trust to petition a court of competent jurisdiction to determine whether such right of appraisal has been superseded by the provisions of Rule 22c-1 under the Investment Company Act of 1940, as amended.

     A complete list of the shareholders of each Fund entitled to vote at its Meeting will be available and open to the examination of any shareholder of that Fund for any purpose germane to the Meeting during ordinary business hours from and after June 26, 2000, at the office of each Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of each respective Fund.


                     By Order of the Boards of Directors

                     Susan B. Baker
                     Secretary of Mercury Internet Strategies Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc.,
                     Merrill Lynch Internet Strategies Fund, Inc. and Merrill Lynch Latin America Fund, Inc.

                     Phillip S. Gillespie
                     Secretary of Merrill Lynch Dragon Fund, Inc. and Merrill Lynch Global Allocation Fund, Inc.

                     Robert Harris
                     Secretary of Mercury Global Holdings, Inc.,
                     Merrill Lynch Healthcare Fund, Inc. and
                     Merrill Lynch International Equity Fund

                     Bradley J. Lucido
                     Secretary of Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc.

                     Lori Martin
                     Secretary of Merrill Lynch Global Value Fund, Inc. and Merrill Lynch Pacific Fund, Inc.

                     Allan J. Oster
                     Secretary of Merrill Lynch Americas Income Fund, Inc. and Merrill Lynch Short-Term Global Income Fund, Inc.

                     Robert E. Putney, III
                     Secretary of Merrill Lynch EuroFund and
                     Merrill Lynch Global Technology Fund, Inc.

                     Ira P. Shapiro
                     Secretary of Merrill Lynch Global Bond Fund for Investment and Retirement,
                     Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Global Utility Fund, Inc.,
                     Merrill Lynch Strategic Dividend Fund and
                     The Corporate Fund Accumulation Program, Inc.

                     William E. Zitelli, Jr.
                     Secretary of Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Bond Fund, Inc.,
                     Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust,
                     Merrill Lynch Municipal Strategy Fund, Inc.,
                     Merrill Lynch U.S. High Yield Fund, Inc. and
                     The Municipal Fund Accumulation Program, Inc.

Plainsboro, New Jersey
Dated: May __, 2000

                               PRELIMINARY COPY

                           COMBINED PROXY STATEMENT
                             --------------------

                         MERCURY GLOBAL HOLDINGS, INC.
                    MERCURY INTERNET STRATEGIES FUND, INC.
                   MERRILL LYNCH AMERICAS INCOME FUND, INC.
                    MERRILL LYNCH CORPORATE BOND FUND, INC.
              MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
                        MERRILL LYNCH DRAGON FUND, INC.
                            MERRILL LYNCH EUROFUND
                  MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
         MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT
              MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.
                   MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.
                  MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.
                    MERRILL LYNCH GLOBAL UTILITY FUND, INC.
                     MERRILL LYNCH GLOBAL VALUE FUND, INC.
                      MERRILL LYNCH HEALTHCARE FUND, INC.
              MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.
                    MERRILL LYNCH INTERNATIONAL EQUITY FUND
                 MERRILL LYNCH INTERNET STRATEGIES FUND, INC.
                    MERRILL LYNCH LATIN AMERICA FUND, INC.
                    MERRILL LYNCH MUNICIPAL BOND FUND, INC.
                MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND
                    OF MERRILL LYNCH MUNICIPAL SERIES TRUST
                  MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.
                       MERRILL LYNCH PACIFIC FUND, INC.
                 MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.
               MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.
               MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.
                     MERRILL LYNCH STRATEGIC DIVIDEND FUND
                   MERRILL LYNCH U.S. HIGH YIELD FUND, INC.
                 THE CORPORATE FUND ACCUMULATION PROGRAM, INC.
                 THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011

                             --------------------

                     2000 ANNUAL MEETINGS OF SHAREHOLDERS
                             --------------------


                                 July 10, 2000


                               TABLE OF CONTENTS

                                                                                  Page
Introduction.....................................................................    1

Item 1: Election of Directors....................................................    8

Item 2: Selection of Independent Auditors........................................   12

Item 3: Approval or Disapproval of Charter Amendment to
        Permit Reorganization Into a Master/Feeder Structure.....................   14

Item 4: Approval or Disapproval of Proposed Investment
        Advisory, Administration and Sub-Advisory Agreements.....................   15

Item 5: Proposal to Clarify the Investment Strategy of Merrill
        Lynch Senior Floating Rate Fund, Inc. and Merrill
        Lynch Senior Floating Rate Fund II, Inc. Concerning
        Investment in Discount Corporate Loans...................................   26

Item 6: Proposal to Amend the Investment Objective and
        Policies of Merrill Lynch Strategic Dividend Fund........................   27

Item 7: Proposal to Amend the Investment Objective and
        Policies of Merrill Lynch Americas Income Fund, Inc......................   28

Item 8: Proposal to Amend an Investment Policy of Merrill
        Lynch Healthcare Fund, Inc...............................................   31

Item 9: Proposal to Amend the Investment Objective of Merrill
        Lynch Developing Capital Markets Fund, Inc...............................   32

Additional Information...........................................................   33

Exhibit A - Information About the Funds..........................................   A-1

Exhibit B - Proposed Charter Amendments..........................................   B-1

           Open-End Funds--Maryland Corporations
           Open-End Funds--Massachusetts Business Trusts
           Closed-End Funds--Maryland Corporations

Exhibit C - Form of Proposed Investment Advisory, Administration and
Sub-Advisory Agreements for Merrill Lynch Senior Floating Rate Fund II, Inc. ....   C-1

Exhibit D - Form of Proposed Investment Advisory, Administration and
Sub-Advisory Agreements for Merrill Lynch Strategic Dividend Fund ...............   D-1

Exhibit E - Form of Proposed Investment Advisory, Administration and
Sub-Advisory Agreements for Merrill Lynch U.S. High Yield Fund, Inc. ............   E-1

                                 INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors (which term as used herein refers to both Directors and Trustees) of the above-listed Funds (each a "Fund" and collectively, the "Funds") to be voted at the 2000 Annual Meetings of Shareholders of the Funds (each a "Meeting" and collectively, the "Meetings"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, July 10, 2000 at the times specified in Exhibit A hereto. The approximate mailing date of this Combined Proxy Statement is May __, 2000.

     Each Fund is organized either as a Maryland corporation or a Massachusetts business trust. The Internet Trust and the Global Financial Trust are organized as Delaware business trusts. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock of a Fund, shares of beneficial interest of a Fund or beneficial interests in the Internet Trust or the Global Financial Trust are referred to as "shares" or "Common Stock," holders of shares or Common Stock are referred to as "shareholders," the Board of Directors or Trustees of each of the Funds or the Board of Trustees of the Internet Trust or the Global Financial Trust is referred to as the "Board," the directors or trustees of each Fund and the trustees of the Internet Trust or the Global Financial Trust are referred to as "Board Members," the investment adviser or manager of each Fund is referred to as the "Investment Adviser" and each Fund's Articles of Incorporation or Declaration of Trust is referred to as its "charter." Please see Exhibit A to this Combined Proxy Statement for certain information relating to the Funds.

     All properly executed proxies received prior to a Fund's Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted:

     1)   "FOR" the election of the Board Member nominees of each Fund;

          For each of the Internet Funds and Global Financial, actions taken by their shareholders in connection with the election of the Board Members of each of those Funds will also be taken by each of those Funds as a shareholder of the Internet Trust or the Global Financial Trust, respectively, in connection with the election of the Board Members of the respective Trusts.

     2) "FOR" the ratification of the selection of Deloitte & Touche LLP ("D&T"), as independent auditors;

          For each of the Internet Funds and Global Financial, actions taken by their shareholders in connection with the ratification of the selection of independent auditors of each of those Funds will also be taken by each of those Funds as a shareholder of the Internet Trust or the Global Financial Trust, respectively, in connection with the ratification of the selection of independent auditors of the respective Trusts.

          With respect to proxies submitted by each Fund except the Internet funds and Global Financial.

     3) "FOR" the approval of a charter amendment permitting the Board to convert the Fund to a master/feeder structure;

          With Respect to proxies submitted by Merrill Lynch Senior Floating Rate Fund II, Inc., Merrill Lynch Strategic Dividend Fund and Merrill Lynch U.S. High Yield Fund, Inc.

     4)   "FOR" the approval of the Proposed Investment Advisory,
          Administration and Sub-Advisory Agreements;

          With respect to proposals 5, 6, 7, 8 and 9, only proxies submitted by the Fund or Funds named in the proposal will, unless instructions to the contrary are marked, be voted:

     5) "FOR" the proposal to clarify the investment strategy of Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc. concerning discount corporate loans;

     6) "FOR" the proposal to amend the investment objective and policies of Merrill Lynch Strategic Dividend Fund;

     7) FOR" the proposal to amend the investment objective and policies of Merrill Lynch Americas Income Fund, Inc.;

     8) "FOR" the proposal to amend an investment policy of Merrill Lynch Healthcare Fund, Inc.; and

     9) "FOR" the proposal to amend the investment objective of Merrill Lynch Developing Capital Markets Fund, Inc.

     Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund's address indicated above or by voting in person at the Meeting.

     The Board of each Fund has fixed the close of business on May 12, 2000 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meetings and at any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares of Common Stock and, in the case of Merrill Lynch Municipal Strategy Fund, Inc., the number of shares of Common Stock and shares of auction market preferred stock ("AMPS"), as indicated in Exhibit A hereto. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding Common Stock or, in the case of Merrill Lynch Municipal Strategy Fund, Inc., of its Common Stock or AMPS, at such date.

     The Board Members of the applicable Fund know of no business other than that mentioned in Items 1, 2, 3, 4, 5, 6, 7, 8 and 9 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

     The shareholders solicited and entitled to vote on Items 1, 2, 3 and 4 are outlined in the following chart.




                                                                                Item 3. Approval
                                                                                  of a Charter          Item 4.
                                                                                  Amendment to        Investment
                                                                 Item 2.           Permit the          Advisory,
                                  Item 1.        Item 1.     Ratification of   Reorganization of    Administration
                                Election of    Election of     Selection of     the Fund into a    and Sub-Advisory
                                 AMPS Board       Board        Independent       Master/ Feeder       Agreements
           Fund                   Members        Members         Auditors          Structure           Proposal
------------------------------ --------------- ------------- ----------------- ------------------- ------------------
Mercury Global Holdings, Inc.        No            Yes             Yes                Yes                 No

Mercury Internet Strategies          No            Yes*            Yes*                No                 No
Fund, Inc.

Merrill Lynch Americas               No            Yes             Yes                Yes                 No
Income Fund, Inc.

Merrill Lynch Corporate Bond         No            Yes             Yes                Yes                 No
Fund, Inc.

Merrill Lynch Developing             No            Yes             Yes                Yes                 No
Capital Markets Fund, Inc.

Merrill Lynch Dragon Fund,           No            Yes             Yes                Yes                 No
Inc.

Merrill Lynch EuroFund               No            Yes             Yes                Yes                 No

Merrill Lynch Global                 No            Yes             Yes                Yes                 No
Allocation Fund, Inc.

Merrill Lynch Global Bond Fund       No            Yes             Yes                Yes                 No
For Investment and Retirement

Merrill Lynch Global                 No            Yes**           Yes**                No                 No
Financial Services Fund, Inc.

Merrill Lynch Global                 No            Yes             Yes                Yes                 No
SmallCap Fund, Inc.

Merrill Lynch Global                 No            Yes             Yes                Yes                 No
Technology Fund, Inc.

Merrill Lynch Global Utility         No            Yes             Yes                Yes                 No
Fund, Inc.

Merrill Lynch Global Value           No            Yes             Yes                Yes                 No
Fund, Inc.

Merrill Lynch Healthcare             No            Yes             Yes                Yes                 No
Fund, Inc.

Merrill Lynch High Income            No            Yes             Yes                Yes                 No
Municipal Bond Fund, Inc.

Merrill Lynch International          No            Yes             Yes                Yes                 No
Equity Fund

Merrill Lynch Internet               No            Yes***          Yes***             No                  No
Strategies Fund, Inc.

Merrill Lynch Latin America          No            Yes             Yes                Yes                 No
Fund, Inc.

Merrill Lynch Municipal Bond         No            Yes             Yes                Yes                 No
Fund, Inc.

Merrill Lynch Municipal              No            Yes             Yes                Yes                 No
Intermediate Term Fund of
Merrill Lynch Municipal
Series Trust

Merrill Lynch Municipal             Yes            Yes             Yes                Yes                 No
Strategy Fund, Inc.

Merrill Lynch Pacific Fund,          No            Yes             Yes                Yes                 No
Inc.

Merrill Lynch Senior                 No            Yes             Yes                Yes                 No
Floating Rate Fund, Inc.

Merrill Lynch Senior Floating        No            Yes             Yes                Yes                 Yes
Rate Fund II, Inc.

Merrill Lynch Short-Term             No            Yes             Yes                Yes                 No
Global Income Fund, Inc.

Merrill Lynch Strategic              No            Yes             Yes                Yes                 Yes
Dividend Fund

Merrill Lynch U.S. High              No            Yes             Yes                Yes                 Yes
Yield Fund, Inc. (formerly
Merrill Lynch Corporate
High Yield Fund, Inc.)

The Corporate Fund                   No            Yes             Yes                Yes                 No
Accumulation Program, Inc.

The Municipal Fund                   No            Yes             Yes                Yes                 No
Accumulation Program, Inc.


------------------------

* Actions taken by the shareholders of Mercury Internet in connection with the election of its Board Members and the ratification of the selection of its independent auditors will also be taken by Mercury Internet as a shareholder of the Internet Trust in connection with the election of the Internet Trust's Board Members and the ratification of the selection of the Internet Trust's independent auditors.

** Actions taken by the shareholders of Global Financial in connection with the election of its Board Members and the ratification of the selection of its independent auditors will also be taken by Global Financial as a shareholder of Global Financial Trust in connection with the election of Global Financial Trust's Board Members and the ratification of the selection of the Global Financial Trust's independent auditors.

*** Actions taken by the shareholders of Merrill Lynch Internet in connection with the election of its Board Members and the ratification of the selection of its independent auditors will also be taken by Merrill Lynch Internet as a shareholder of the Internet Trust in connection with the election of the Internet Trust's Board Members and the ratification of the selection of the Internet Trust's independent auditors.





     The shareholders solicited and entitled to vote on Items 5, 6, 7, 8 and 9 are the shareholders of the Fund or Funds named in that Item.

     Item 5. Merrill Lynch Senior Floating Rate Fund, Inc. and Senior Floating Rate Fund II, Inc. Proposal

     Item 6. Merrill Lynch Strategic Dividend Fund Proposal

     Item 7. Merrill Lynch Americas Income Fund, Inc. Proposal

     Item 8. Merrill Lynch Healthcare Fund, Inc. Proposal

     Item 9. Merrill Lynch Developing Capital Markets Fund, Inc. Proposal

                         ITEM 1: ELECTION OF DIRECTORS

     At the Meetings, the Board Members of each Fund will be elected to serve until their successors are elected and qualified or until their earlier resignation or removal.

     It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or properly revoked) "FOR" the applicable nominees listed below. The nominees to be elected by each Fund appear in the following chart. Certain biographical and other information relating to the nominees follows the chart.


            Fund                                              Nominees
-------------------------------------------------------------------------------

Merrill Lynch Municipal Strategy      To be Elected by Holders of AMPS, Voting
Fund, Inc.                            Separately as a Class:
                                      Ronald W. Forbes
                                      Charles C. Reilly

                                      To be Elected by Holders of Common Stock and AMPS, Voting Together as a Single
                                      Class:
                                      Terry K. Glenn
                                      Cynthia A. Montgomery
                                      Kevin A. Ryan
                                      Roscoe S. Suddarth
                                      Richard R. West
                                      Arthur Zeikel
                                      Edward D. Zinbarg

All other Funds(1)                    To be Elected by Holders of Common Stock:
                                      Ronald W. Forbes
                                      Terry K. Glenn
                                      Cynthia A. Montgomery
                                      Charles C. Reilly
                                      Kevin A. Ryan
                                      Roscoe S. Suddarth
                                      Richard R. West
                                      Arthur Zeikel
                                      Edward D. Zinbarg

------------------
1 Actions taken by shareholders of the Internet Funds and Global Financial in connection with the election of the Board Members of each of those Funds will also be taken by each of those Funds as a shareholder of the Internet Trust or the Global Financial Trust, respectively, in connection with the election of that Trust's Board Members.





                                                                               Principal Occupation During Past
                    Name and Address                 Age                    Five Years and Public Directorships (1)
                    ----------------                 ---                    ---------------------------------------

Ronald W. Forbes(1)(2)...........................     59       Professor of Finance, School of Business, State University of
      1400 Washington Avenue                                   New York at Albany, since 1989; Consultant, Urban Institute,
      Albany, New York  12222                                  Washington, D.C. since 1995.

Terry K. Glenn(1) *..............................     59       Executive Vice President of Fund Asset Management, L.P. ("FAM")
      P. O. Box 9011                                           and Merrill Lynch Asset Management, L.P. ("MLAM") (the terms FAM
      Princeton, New Jersey  08543-9011                        and MLAM, as used herein, include their corporate predecessors)
                                                               since 1983; Executive Vice President and Director of Princeton
                                                               Services, Inc. ("Princeton Services")  since 1993; President of
                                                               Princeton Funds Distributor, Inc. ("PFD") since 1986 and
                                                               Director thereof since 1991; President of Princeton
                                                               Administrators, L.P. since 1988.

Cynthia A. Montgomery(1)(2)......................     47       Professor, Harvard Business School since 1989; Associate
      Harvard Business School                                  Professor, J.L. Kellogg Graduate School of Management,
      Soldiers Field Road                                      Northwestern University from 1985 to 1989; Assistant Professor,
      Boston, Massachusetts  02163                             Graduate School of Business Administration, The University of
                                                               Michigan from 1979 to 1985; Director, UNUM Provident since 1990 and Director, Newell Rubbermaid since 1995.

Charles C. Reilly(1)(2)..........................     68       Self-employed financial consultant since 1990; President and
      9 Hampton Harbor Road                                    Chief Investment Officer of Verus Capital, Inc. from 1979 to
      Hampton Bays, New York  11946                            1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc.
                                                               from 1973 to 1990; Adjunct Professor, Columbia University
                                                               Graduate School of Business from 1990 to 1991; Adjunct
                                                               Professor, Wharton School, The University of Pennsylvania from
                                                               1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.


Kevin A. Ryan(1)(2)..............................     67       Founder and current Director of The Boston University Center for
      127 Commonwealth Avenue                                  the Advancement of Ethics and Character; Professor of Education
      Chestnut Hill,                                           at Boston University since 1982; formerly taught on the
      Massachusetts  02167                                     faculties of The University of Chicago, Stanford University and
                                                               Ohio State University.

Roscoe S. Suddarth(1)(2).........................     65       President, Middle East Institute, since 1995; Foreign Service
      1761 N Street, N.W.                                      Officer, United States Foreign Service, from 1961 to 1995;
      Washington, D.C.  20036                                  Career Minister, from 1989 to 1995; U.S. Ambassador to the
                                                               Hashemite Kingdom of Jordan, from 1987 to 1990; Deputy
                                                               Inspector General, U.S. Department of State, from 1991 to 1994.

Richard R. West(1)(2)............................     62       Professor of Finance since 1984, Dean from 1984 to 1993, and
      Box 604                                                  currently Dean Emeritus of New York University, Leonard N. Stern
      Genoa, Nevada  89411                                     School of Business Administration; Director of Bowne & Co.,
                                                               Inc., Vornado Realty Trust, Inc., Vornado Operating Company and
                                                               Alexander's Inc.

Arthur Zeikel(1) *...............................     67       Chairman of FAM and MLAM from 1997 to 1999; President of FAM and
      300 Woodland Avenue                                      MLAM from 1977 to 1997; Chairman of Princeton Services from 1997
      Westfield, New Jersey  07090                             to 1999, Director thereof from 1993 to 1999 and President from
                                                               1993 to 1997; Executive Vice President of Merrill Lynch & Co.,
                                                               Inc. ("ML & Co.") from 1990 to 1999.

Edward D. Zinbarg(1)(2)..........................     65       Executive Vice President of The Prudential Insurance Company of
      5 Hardwell Road                                          America from 1988 to 1994; former Director of Prudential
      Short Hills, New Jersey  07078-2117                      Reinsurance Company and former Trustee of the Prudential
                                                               Foundation.
--------------------

(1) Each of the nominees is a director, trustee or member of an advisory board of one or more additional investment companies for which FAM, MLAM or their affiliates act as investment adviser. See "Compensation of Board
     Members" in Exhibit A hereto.

(2) Member of the Audit and Nominating Committee of each Fund on which he or she currently serves as a Board Member and will serve on the Audit and Nominating of each Fund to which he or she is elected as a Board Member.
     Please see Exhibit A hereto.

* Interested person, as defined in the Investment Company Act of 1940, as amended, of each of the Funds.


     The Board of each Fund knows of no reason why any of the nominees listed above will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

     Committee and Board Meetings. The Board of each Fund has a standing Audit and Nominating Committee (the "Committee"), which consists of Board Members who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"). The principal purpose of the Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The Committee also reviews and nominates candidates to serve as non-interested Board Members. The Committee generally will not consider nominees recommended by shareholders of a Fund. The non-interested Board Members have retained independent legal counsel to assist them in connection with these duties.

     During each Fund's most recently completed fiscal year, each of the Board Members then in office attended at least 75% of the aggregate of the total number of meetings of the Board of that Fund held during the fiscal year and, if a member, of the total number of meetings of the Committee held during the period for which he or she served. See Exhibit A for further information about Committee and Board meetings.

     Applicable only to Merrill Lynch Senior Floating Rate Fund, Inc., Merrill Lynch Senior Floating Rate Fund II, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Municipal Strategy Fund, Inc. (collectively referred to herein as the "Closed-End Funds") Compliance with Section 16(a) of the Securities Exchange Act of 1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the officers and Board Members of each Closed-End Fund and persons who own more than ten percent of a registered class of the Closed-End Fund's equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC"). Officers, Board Members and greater than ten percent shareholders are required by SEC regulations to furnish the Closed-End Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on each Closed-End Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Closed-End Fund believes that all of its officers, Board Members, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Closed-End Fund's Investment Adviser) have complied with all filing requirements applicable to them with respect to transactions during the Closed-End Fund's most recent fiscal year, except that Ronald W. Forbes inadvertently made a late Form 3 filing relating to his initial statement of beneficial ownership with respect to Merrill Lynch Senior Floating Rate Fund II, Inc.

     Interested Persons. Each Fund considers Mr. Glenn and Mr. Zeikel to be "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions each holds or has held with the Investment Adviser and its affiliates. Mr. Glenn is the President of each Fund.

     Compensation of Board Members. The Investment Adviser of each Fund pays all compensation to all officers of each Fund and all Board Members of each Fund who are affiliated with ML & Co. or its subsidiaries. Each Fund pays each Board Member not affiliated with the Investment Adviser (each a "non-affiliated Board Member") an annual fee plus a fee for each meeting attended, and each Fund also pays each member of its Committee, which consists of all of the non-affiliated Board Members, an annual fee plus a fee for each meeting attended, together with such Board Member's out-of-pocket expenses relating to attendance at such meetings. The Chairman of the Committee of each Fund receives an additional annual or per meeting fee. Information relating to the aggregate fees and expenses paid by each Fund to its non-affiliated Board Members during each Fund's most recently completed fiscal year is set forth in Exhibit A hereto.

     Officers of the Funds. Information regarding the officers of each Fund is set forth in Exhibit A to this Combined Proxy Statement. Officers of the Funds are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

     Stock Ownership. As of the Record Date, the Board Members and officers of each Fund as a group owned an aggregate of less than 1% of the Common Stock of each Fund outstanding at such date.

     At such date, Mr. Glenn, President and a Board Member of each Fund, and Mr. Zeikel, a Board Member of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

     Each Board recommends that its respective shareholders vote FOR the election of the applicable Board Member nominees.


                   ITEM 2: SELECTION OF INDEPENDENT AUDITORS

     The Board of each Fund, including a majority of the Board Members who are not interested persons of the Fund, has selected D&T as the Fund's independent auditors to examine the financial statements of the Fund for the Fund's current fiscal year as set forth in the following chart. None of the Funds knows of any direct or indirect financial interest of such auditors in any Fund. Such appointment is subject to ratification or rejection by the shareholders of each respective Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such Fund's auditors.



                             Fund                                         Fiscal Year Ending

Mercury Global Holdings, Inc.                                              November 30, 2000

Mercury Internet Strategies Fund, Inc.+                                    January 31, 2001

Merrill Lynch Americas Income Fund, Inc.                                   December 31, 2000

Merrill Lynch Corporate Bond Fund, Inc.                                   September 30, 2000

Merrill Lynch Developing Capital Markets Fund, Inc.                          June 30, 2001

Merrill Lynch Dragon Fund, Inc.                                            December 31, 2000

Merrill Lynch EuroFund                                                     October 31, 2000

Merrill Lynch Global Allocation Fund, Inc.                                 October 31, 2000

Merrill Lynch Global Bond Fund for Investment and Retirement               December 31, 2000

Merrill Lynch Global Financial Services Fund, Inc.+                       September 30, 2000

Merrill Lynch Global SmallCap Fund, Inc.                                     June 30, 2001

Merrill Lynch Global Technology Fund, Inc.                                  March 31, 2001

Merrill Lynch Global Utility Fund, Inc.                                    November 30, 2000

Merrill Lynch Global Value Fund, Inc.                                      December 31, 2000

Merrill Lynch Healthcare Fund, Inc.                                         April 30, 2001

Merrill Lynch High Income Municipal Bond Fund, Inc.                         August 31, 2000

Merrill Lynch International Equity Fund                                      May 31, 2001

Merrill Lynch Internet Strategies Fund, Inc. +                             January 31, 2001

Merrill Lynch Latin America Fund, Inc.                                     November 30, 2000

Merrill Lynch Municipal Bond Fund, Inc.                                      June 30, 2001

Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch            October 31, 2000
Municipal Series Trust

Merrill Lynch Municipal Strategy Fund, Inc.                                October 31, 2000

Merrill Lynch Pacific Fund, Inc.                                           December 31, 2000

Merrill Lynch Senior Floating Rate Fund, Inc.                               August 31, 2000

Merrill Lynch Senior Floating Rate Fund II, Inc.                            August 31, 2000

Merrill Lynch Short-Term Global Income Fund, Inc.                          December 31, 2000

Merrill Lynch Strategic Dividend Fund                                        July 31, 2000

Merrill Lynch U.S. High Yield Fund, Inc.                                    March 31, 2001
(formerly Merrill Lynch Corporate High Yield Fund, Inc.)

The Corporate Fund Accumulation Program, Inc.                              December 31, 2000

The Municipal Fund Accumulation Program, Inc.                              December 31, 2000



---------------
+ Actions taken by shareholders of the Internet Funds and Global Financial in connection with the ratification of the selection of independent auditors of each Internet Fund and Global Financial will also be taken by each of the Internet Funds and Global Financial as a shareholder of the Internet Trust or the Global Financial Trust, respectively, in connection with the ratification of the selection of independent auditors of that Trust.

     D&T also acts as independent auditors for ML & Co. and most of its subsidiaries, including MLAM and FAM, and for most other investment companies for which MLAM and FAM act as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by them from each applicable Fund. The Board of each Fund considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to each applicable Fund.

     Representatives of D&T are expected to be present at the Meetings and will have the opportunity to make a statement if they so desire and to respond to questions from shareholders.

     Each Board recommends that its respective shareholders vote FOR the ratification of the selection of D&T as independent auditors for that Fund.

ITEM 3: APPROVAL OR DISAPPROVAL OF CHARTER AMENDMENT TO PERMIT REORGANIZATION INTO A MASTER/FEEDER STRUCTURE

     The Board proposes to amend the charter of each Fund other than the Internet Funds and Global Financial to add a provision that would give the Board the express power to transfer in the ordinary course of business and upon the affirmative vote of the majority of the entire Board, all or substantially all of the assets of a Fund to another entity known in the investment company industry as a master fund in a "master/feeder" structure. By voting in favor of this provision, shareholders are authorizing the Board to convert a Fund to a "master/feeder" structure if the Board believes the structure is in the best interests of the Fund and its shareholders. Copies of the forms of charter amendment for the applicable Funds are attached to this Combined Proxy Statement as Exhibit B.

     Generally, the transfer of all or substantially all of the assets of a Maryland corporation requires the approval of shareholders. Maryland law permits the transfer of all or substantially all of the assets of a corporation to a wholly-owned subsidiary without the approval of the corporation's shareholders. In certain circumstances, however, the Investment Adviser may propose a master/feeder structure for Funds organized as Maryland corporations where the master fund would not be a wholly-owned subsidiary of such Fund immediately after the transfer of the Fund's assets to the master fund. Therefore, the Funds organized as Maryland corporations are seeking shareholder approval of a charter amendment that would permit such a transfer of assets to a master fund in exchange for shares or other beneficial interests even if such master fund is not a wholly-owned subsidiary of such Fund and would clarify the manner in which such Funds will operate in a master/feeder structure.

     The charters governing the Funds that are Massachusetts business trusts generally require shareholder approval before a Fund transfers its assets to a master fund in order to convert to a master/feeder arrangement. Accordingly, the Funds that are organized as Massachusetts business trusts are seeking shareholder approval of a charter amendment that would permit such a transfer of assets to a master fund in exchange for shares or other beneficial interests and would clarify the manner in which such Funds will operate in a master/feeder structure.

     In a master/feeder structure, a fund (the "Feeder Fund") sells its shares to public investors under the terms of its prospectus. Instead of investing the money it obtains from such sales directly in securities and other investments, however, it invests all of those assets in another fund (the "Master Fund") with substantially the same investment objectives and policies in return for shares in that Master Fund. The Master Fund then invests the assets in a portfolio of securities and other investments. Because the shareholders of the Feeder Fund own an indirect interest in the Master Fund, their investment has the same performance as the Master Fund's portfolio. Since any number of Feeder Funds can invest their assets in a single Master Fund, a master/feeder structure permits greater pooling of assets than does a stand alone fund. This ability to pool assets may, in turn, allow the Master Fund to achieve increased economies of scale and efficiencies in portfolio management. The master/feeder structure may also permit greater investor access to a single Master Fund portfolio, since any number of separate Feeder Funds with separate identities, management, fee structures and/or distribution channels can all invest in the same Master Fund. An existing fund could convert to a Feeder Fund by (i) selling all of its investments and then purchasing shares of a Master Fund, an approach that involves brokerage and other transaction costs and the realization of taxable gain or loss, or (ii) by contributing its assets to the Master Fund in return for an interest therein and avoiding transaction costs and, if proper procedures are followed, avoiding the realization of taxable gain or loss.

     The Investment Adviser believes that, generally, the larger the pool of assets, the more efficiently and cost-effectively it can be managed. Because a Master Fund pools the assets of multiple Feeder Funds, it provides an effective means of creating larger asset pools. Whether the Board of a particular Fund exercises its discretionary authority to convert the Fund to a master/feeder structure would depend upon the existence of appropriate opportunities to pool the Fund's assets with those of other Feeder Funds. It is currently anticipated that Merrill Lynch Senior Floating Rate Fund II, Inc. ("Senior Floating Rate II"), Merrill Lynch Strategic Dividend Fund ("Strategic Dividend") and Merrill Lynch U.S. High Yield Fund, Inc. (formerly Merrill Lynch Corporate High Yield Fund, Inc.) ("U.S. High Yield") will be converted to a master/feeder structure as soon as practicable after shareholders approve the charter amendment. There are no current plans to effect such a conversion for any other Funds. As discussed above, the primary motivation for considering a master/feeder structure would be to seek to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management and distribution channels at the Feeder Fund level. The Board's decision to convert a Fund into a Feeder Fund would be based upon the Board's determination that it would be in the best interests of both the Fund and its shareholders.

     If a Fund converts to a master/feeder fund structure, whenever the Master Fund holds a vote of its Feeder Funds, the Fund will either pass the vote through to its own shareholders or vote the shares of the Master Fund held by it in the same proportion as the votes of all other Feeder Funds. If some of the Feeder Funds are larger than the Fund, these other Feeder Funds would have more voting power than the Fund over the operations of the Master Fund.

     The Board of each Fund that is eligible to vote on Item 3 recommends that the respective shareholders of each such Fund vote for the proposal to approve the charter amendment to permit the reorganization of each such Fund into a master/feeder structure.

ITEM 4: APPROVAL OR DISAPPROVAL OF THE PROPOSED INVESTMENT ADVISORY, ADMINISTRATION AND SUB-ADVISORY AGREEMENTS

     Only shareholders of Strategic Dividend, U.S. High Yield Fund, and Senior Floating Rate Fund II may vote with respect to this Item 4. Strategic Dividend, U.S. High Yield and Senior Floating Rate II are individually referred to in this Item 4 as a "Voting Fund" and collectively referred to in this Item 4 as the "Voting Funds," as the context requires.

     In anticipation of the above-referenced master/feeder reorganization of each Voting Fund and in order to ensure the continuity of the investment advisory, administrative and sub-advisory services provided to each Voting Fund and to each Master Fund under such an arrangement, shareholders of each Voting Fund are being asked to consider approval or disapproval of the proposed agreements applicable to that Voting Fund as described below. Shareholders of a Voting Fund may only vote on the proposed agreements applicable to that Voting Fund as a group and not on each proposed agreement individually.

     The aggregate annual rate of compensation payable under the current agreements will remain the same under the proposed agreements. See "Compensation and Expenses" below. The services to be provided to the Voting Funds and the Master Funds under the proposed agreements will be identical to the services provided to the Voting Funds under the current agreements. See "Summary of Current Investment Advisory, Administration and Sub-Advisory Agreements and Proposed Investment Advisory, Administration and Sub-Advisory Agreements" below.

Summary of Current Investment Advisory, Administration and Sub-Advisory Agreements and Proposed Investment Advisory, Administration and Sub-Advisory Agreements

     MLAM is the investment adviser to Senior Floating Rate II and Strategic Dividend while FAM is the investment adviser to U.S. High Yield. Pursuant to separate investment advisory agreements between MLAM and Senior Floating Rate II and MLAM and Strategic Dividend, MLAM provides investment advisory services to Senior Floating Rate II and investment advisory and administrative services to Strategic Dividend. MLAM, an affiliate of FAM, provides administrative services to Senior Floating Rate II under a separate administration agreement between MLAM and Senior Floating Rate II. Pursuant to an investment advisory agreement between FAM and U.S. High Yield, FAM provides investment advisory and administrative services to U.S. High Yield. MLAM has entered into separate sub-advisory agreements with Merrill Lynch Asset Management U.K. Ltd. ("MLAM UK") with respect to Senior Floating Rate II and Strategic Dividend. FAM, an affiliate of MLAM, has entered into a sub-advisory agreement with MLAM UK with respect to U.S. High Yield. FAM, MLAM and MLAM U.K. are collectively referred to in this Item 4 as the "Advisers."

     The current investment advisory agreements are collectively referred to in this Item 4 as the "Current Investment Advisory Agreements." The administration agreement between Senior Floating Rate II and MLAM is referred to in this Item 4 as the "Senior Floating Rate II Administration Agreement." The current sub-advisory agreements are collectively referred to in this Item 4 as the "Current Sub-Advisory Agreements." The Current Investment Advisory Agreements, the Senior Floating Rate II Administration Agreement and the Current Sub-Advisory Agreements are collectively referred to in this Item 4 as the "Current Agreements." Certain information relating to the Current Agreements is set forth below.


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Description of Board
                                            Date Current Investment                                          Action Taken with
                                            Advisory Agreement Was                                           Respect to Current
                                            Last Submitted to                           Date of Senior       Investment Advisory
                      Date of Current       Shareholder Vote and      Date of Current   Floating Rate II     Agreement During
                      Investment Advisory   Purpose of Such           Sub-Advisory      Administration       the Preceding Fiscal
Voting Fund           Agreement             Submission                Agreement         Agreement            Year

                                            March 26, 1999
Senior Floating       March 22, 1999        (Initial Approval)        March 22, 1999    March 22, 1999       N/A
Rate II

Strategic Dividend                                                                      N/A                  Annual Renewal

U.S. High Yield                                                                         N/A
----------------------------------------------------------------------------------------------------------------------------------

     If the shareholders of a Voting Fund approve the amendment to its charter described in Item 3 to this Combined Proxy Statement, it is expected that such Voting Fund will transfer all of its assets to a corresponding Master Fund in exchange for shares of that Master Fund. Simultaneously with these transfers, each Master Fund will enter into a separate investment advisory agreement with FAM (each a "Proposed Investment Advisory Agreement" and collectively, the "Proposed Advisory Agreements") and that each Voting Fund will enter into a separate administration agreement with FAM (each a "Proposed Administration Agreement" and collectively, the "Proposed Administration Agreements"). Pursuant to the Proposed Investment Advisory Agreements, FAM will provide investment advisory and administrative services to each Master Fund. Pursuant to the Proposed Administration Agreements, FAM will provide administrative services or arrange for the provision of such services to each Voting Fund. At the same time, FAM, as investment adviser to each Master Fund, will enter into separate sub-advisory agreements (each a "Proposed Sub-Advisory Agreement" and collectively, the "Proposed Sub-Advisory Agreements") with MLAM U.K. with respect to each Master Fund. MLAM U.K. will provide sub-advisory services to FAM with respect to each Master Fund pursuant to these agreements. The Proposed Investment Advisory Agreements, the Proposed Administration Agreements and the Proposed Sub-Advisory Agreements are collectively referred to in this Item 4 as the "Proposed Agreements."

     The only material differences between the Proposed Agreements and the Current Agreements are: (i) the assets to be managed and administered will be held by each Master Fund rather than by each Voting Fund, (ii) with respect to Senior Floating Rate II, (a) instead of MLAM providing investment advisory services to this Voting Fund, FAM will provide investment advisory and administrative services to the applicable Master Fund pursuant to a separate investment advisory agreement, and (b) instead of MLAM providing administrative services to Senior Floating Rate II, FAM will provide administrative services to Senior Floating Rate II pursuant to a separate administration agreement, (iii) with respect to Strategic Dividend, instead of MLAM providing investment advisory and administrative services to this Voting Fund pursuant to an investment advisory agreement, FAM will: (a) provide investment advisory and administrative services to the applicable Master Fund pursuant to a separate investment advisory agreement and (b) provide administrative services to Strategic Dividend pursuant to a separate administration agreement and (iv) with respect to U.S. High Yield, instead of FAM providing investment advisory and administrative services to this Voting Fund pursuant to an investment advisory agreement, FAM will: (a) provide investment advisory and administrative services to the applicable Master Fund pursuant to a separate investment advisory agreement and (b) provide administrative services to U.S. High Yield pursuant to a separate administration agreement.

     The services to be provided by FAM and MLAM U.K. to the Voting Funds and the Master Funds under the Proposed Agreements will be identical to the services provided by the Advisers to the Voting Funds under the Current Agreements. As described below, the aggregate annual rate of compensation to be paid under the Proposed Agreements is the same as the aggregate annual rate of compensation payable under the Current Agreements.

     Except for FAM (instead of MLAM) serving as the investment adviser to the Master Funds in which Senior Floating Rate II and Strategic Dividend will invest all of their respective net assets and as the administrator of Senior Floating Rate II and Strategic Dividend, the investment adviser, the sub-adviser, the administrator and the advisory personnel for each Master Fund under the master/feeder structure will remain the same. FAM and MLAM have common officers and employees and are both owned and controlled by the same entities. FAM has advised the Board of Senior Floating Rate II and Strategic Dividend that the change in the investment adviser will not result in different portfolio management or day-to-day operations for the Master Funds in which Senior Floating Rate II and Strategic Dividend will invest all of their respective net assets.

Terms of the Proposed Agreements

     Copies of the forms of Proposed Investment Advisory Agreement, Proposed Administration Agreement and Proposed Sub-Advisory Agreement relating to each Voting Fund and each Master Fund are attached hereto as Exhibit C (Strategic Dividend), Exhibit D (U.S. High Yield) and Exhibit E (Senior Floating Rate
II). Set forth below is a description of the services to be provided under those agreements along with certain other information relating to those agreements.

     Description of Services to be Provided under the Proposed Agreements. Under the Proposed Investment Advisory Agreements, FAM will provide investment research and investment advice to the Master Funds. Subject to certain restrictions, FAM will determine whether to purchase, sell or exchange portfolio securities and will fix the relative asset allocations for each Master Fund. FAM also will perform certain management and administrative services necessary for the operation of the Master Funds. Pursuant to the Proposed Sub-Advisory Agreements, MLAM U.K. will act as investment adviser to FAM and may perform some of the above-described investment advisory services. Under the Proposed Administration Agreements, FAM will perform administrative services necessary for the operation of the Voting Funds, including (i) preparing and filing reports and other documents required by federal, state and other applicable laws and regulations, (ii) preparing proxy materials, and
(iii) overseeing the performance of administrative and professional services rendered to the Voting Funds by their respective service providers.

     Duration and Termination of the Proposed Agreements. If a Voting Fund's shareholders approve the applicable Proposed Agreements at its Meeting, such Proposed Agreements will commence on the date that a Voting Fund transfers its assets to the corresponding Master Fund. Unless earlier terminated as described below, such Proposed Agreements will remain in effect for a period of two years from that date and thereafter will continue in effect from year to year if approved annually (a) by a majority of the Board Members or by a majority of the outstanding shares of a Voting Fund or a Master Fund, as applicable, and (b) by a majority of the Board Members who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by vote of the shareholders of a Master Fund or a Voting Fund, as applicable.

Compensation and Expenses

     As stated above, the aggregate annual rate of compensation payable under the Current Agreements is the same as the aggregate annual rate of compensation to be paid under the Proposed Agreements. In the event FAM seeks to increase the aggregate annual rate of compensation to be paid under the Proposed Agreements in the future, the Board of the affected Master Fund and the affected Voting Fund and the shareholders of the affected Master Fund and the affected Voting Fund must approve such increases.

     Under the Current Investment Advisory Agreement applicable to Senior Floating Rate II, MLAM receives a monthly fee for the provision of investment advisory services at the annual rate of 0.95% of the average daily net assets of Senior Floating Rate II. As compensation for MLAM's administrative services to Senior Floating Rate II under the Senior Floating Rate II Administration Agreement, MLAM receives a monthly fee at an annual rate of 0.40% of the average daily net assets of that Fund. The combined investment advisory and administration fees for Senior Floating Rate II are greater than those paid by most funds, but are comparable to those paid by other continuously offered closed-end funds investing primarily in corporate loans. Under the Current Investment Advisory Agreement applicable to Strategic Dividend, MLAM receives a monthly fee for the provision of investment advisory and administrative services at the annual rate of 0.60% of the average daily net assets of Strategic Dividend. As compensation for FAM's investment advisory and administrative services to U.S. High Yield under the Current Investment Advisory Agreement applicable to that Fund, MLAM receives a monthly fee at the annual rate of 0.60% of the average daily net assets of U.S. High Yield.

     Pursuant to the Proposed Investment Advisory Agreements, FAM will receive a monthly fee for the provision of investment advisory and administrative services to the Master Funds that hold the assets of Senior Floating Rate II, Strategic Dividend and U.S. High Yield at an annual rate of 0.95%, 0.35% and 0.35% of the average daily net assets of the Master Funds that hold the assets of Senior Floating Rate II, Strategic Dividend and U.S. High Yield, respectively. As compensation for FAM's administrative services to Senior Floating Rate II, Strategic Dividend and U.S. High Yield under the Proposed Administration Agreements, FAM will receive a monthly fee for administrative services at an annual rate of 0.40%, 0.25% and 0.25% of the average daily net assets of Senior Floating Rate II, Strategic Dividend and U.S. High Yield, respectively. Under the Proposed Sub-Advisory Agreements, FAM will pay MLAM U.K. a fee for providing investment advisory services to FAM with respect to the applicable Voting Fund in an amount to be determined from time to time by FAM and MLAM U.K. Such fees will not exceed the amount that FAM actually receives for providing services to the applicable Master Fund under the applicable Proposed Investment Advisory Agreement.

     Certain information relating to the investment advisory fees, administration fees and sub-advisory fees payable by the Voting Funds under the Current Agreements and the proposed investment advisory fees, administration fees and sub-advisory fees to be paid by the Voting Funds and the Master Funds, as applicable, under the Proposed Agreements is set forth below.


                                                      Current Fees(+)
------------------------------------------------------------------------------------------------------------------------------
                 Investment                                                                                Total Investment
                 Advisory Fee                                                                              Advisory and
                 as a                                                                                      Administration Fee
                 Percentage of    Aggregate Amount of     Administration Fee as a                          as a Percentage of
                 Average Daily    Investment Advisory     Percentage of Average     Aggregate Amount of    Average Daily Net
  Voting Fund    Net Assets       Fee                     Daily Net Assets          Administration Fee     Assets
------------------------------------------------------------------------------------------------------------------------------
Senior           0.95%                  $ 625,622#                 0.40%                  $263,423#               1.35%
Floating Rate
II

Strategic
Dividend         0.60%                 $1,287,539##                 N/A                      N/A                  0.60%

U.S High Yield   0.60%                $4,316,385###                 N/A                      N/A                  0.60%





                                                   Proposed Fees
-------------------------------------------------------------------------------------------------
                                                                               Total Investment
                                                                                 Advisory and
                      Investment Advisory                                     Administration Fee
                      Fee as a Percentage     Administration Fee as a         as a Percentage of
                       of Average Daily        Percentage of Average           Average Daily Net
                          Net Assets              Daily Net Assets                  Assets
-----------------------------------------------------------------------       -------------------
Senior                        0.95%                    0.40%                        1.35%
Floating Rate
II

Strategic
Dividend                      0.35%                    0.25%                        0.60%

U.S High Yield                0.35%                    0.25%                        0.60%



-------------------
# For the fiscal period March 26, 1999 (commencement of operations) to August 31, 1999. MLAM voluntarily waived $600,717 of the aggregate investment advisory fee. MLAM also voluntarily reimbursed Senior Floating Rate II for additional expenses of $201,640.

##   For the fiscal year ended July 31, 1999.

###  For the fiscal year ended March 31, 2000.

(+) None of the Voting Funds paid any fees to MLAM U.K. under the Current Sub-Advisory Agreements for the fiscal period March 26, 1999 to August 31, 1999 (Senior Floating Rate II), the fiscal year ended July 31, 1999 (Strategic Dividend) and the fiscal year ended March 31, 2000 (U.S. High Yield).

The Boards' Considerations

     In their consideration of the Proposed Agreements, the Boards received information relating to, among other things, alternatives to the present agreements and the nature, quality and extent of the advisory and other services to be provided to the Master Funds by FAM and MLAM U.K. The non-interested Board Members also considered the quality of the personnel providing investment advisory services to the Voting Funds, representations made by FAM, MLAM and MLAM U.K. that there will be no material adverse change in the services provided to the Voting Funds and the Master Funds after the restructuring of each Voting Fund into a "master/feeder" structure, the relative profitability of the present agreements to the Investment Adviser and MLAM U.K., and information about the services to be performed and the personnel who will perform such services under the Proposed Agreements. The non-interested Board Members were advised by their own counsel in connection with their review of the Proposed Agreements.

Payments to Affiliates of FAM and MLAM by the Voting Funds

     The Investment Adviser provides accounting services to each Voting Fund at its cost and each Voting Fund reimburses the Investment Adviser for these accounting services. After approval of the Proposed Agreements, FAM will provide or arrange for the provision of these services to each Master Fund and to each Voting Fund. Information relating to the amounts paid to the Investment Adviser by each Voting Fund for accounting services is set forth below for its most recently completed fiscal period.


                                                                          Amount Paid to the Investment Adviser
    Voting Fund                        For the Fiscal Period                   for Accounting Services
Senior Floating Rate II            March 26, 1999 to August 31, 1999                 $  28,048

Strategic Dividend                 August 1, 1998 to July 31, 1999                   $  65,898

U.S. High Yield                    April 1, 1999 to March 31, 2000                    $209,423


     Financial Data Services, Inc. ("FDS"), an affiliate of FAM and MLAM, acts as the transfer agent for each Voting Fund pursuant to separate Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreements (the "Transfer Agency Agreements"). Pursuant to the Transfer Agency Agreements, FDS is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. After the approval of the Proposed Agreements, FDS will provide or arrange for the provision of these services to each Voting Fund. Information relating to the transfer agency fees paid by each Voting Fund is set forth below for its most recently completed fiscal period.


                                                                                Amount Paid to FDS for
    Voting Fund                        For the Fiscal Period                    Transfer Agency Services

Senior Floating Rate II            March 26, 1999 to August 31, 1999                   $ 21,329

Strategic Dividend                 August 1, 1998 to July 31, 1999                     $277,177

U.S. High Yield                    April 1, 1999 to March 31, 2000                     $495,201


     Strategic Dividend and U.S. High Yield have adopted separate distribution plans for their Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan"). The Distribution Plans provide for the payment of account maintenance fees and distribution fees by Strategic Dividend and U.S. High Yield to Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. (the "Distributor"), to compensate the Distributor and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") (pursuant to separate sub-agreements) for the performance of certain account maintenance, shareholder and distribution services. After approval of the Proposed Agreements, the Distributor and MLPF&S will continue to provide the above described services to Strategic Dividend and U.S. High Yield. Information relating to the fees paid to the Distributor and MLPF&S by Strategic Dividend and U.S. High Yield pursuant to the Distribution Plans is set forth below for the most recently completed fiscal year of Strategic Dividend and U.S. High Yield, respectively.





                                                                    Amount Paid to        Amount Paid by Distributor
                                                                   Distributor Under         to MLPF&S Pursuant
    Voting Fund                  For the Fiscal Year              Distribution Plans        to Distribution Plans
Strategic Dividend            August 1, 1998 to July 31, 1999          $1,087,887                 $1,087,887

U.S. High Yield               April 1, 1999 to March 31, 2000          $5,007,524                 $5,007,524


     Shareholders of Strategic Dividend and U.S. High Yield pay sales charges to the Distributor pursuant to an initial sales charge arrangement or a deferred sales charge arrangement. Shareholders of Senior Floating Rate II pay sales charges to the Distributor pursuant to a deferred sales charge arrangement. These sales charges provide for the financing of the distribution of the shares of each Voting Fund by the Distributor and MLPF&S, as a selected dealer. After approval of the Proposed Agreements, the Distributor and MLPF&S will continue to provide these distribution services to each Voting Fund. Information relating to the sales charges paid by shareholders of each Voting Fund to the Distributor and the amounts paid by the Distributor to MLPF&S pursuant to the initial sales charge arrangements and the deferred sales charge arrangements is set forth below for the most recently completed fiscal period of each Voting Fund.




                                            Aggregate       Amount of                                                Amount of
                                            Amount of       Initial Sales                         Amount of          Deferred Sales
                                            Initial Sales   Charges         Amount of Initial     Deferred sales     Charge Paid by
                      For the               Charges         Retained By     Sales Charges Paid    Charges Received   Distributor
    Voting Fund       Fiscal Period         Collected       Distributor     to MLPF&S             By Distributor     to MLPF&S
Senior Floating       March 26, 1999 to
Rate II               August 31, 1999       N/A*            N/A*             N/A*                 $30,210**              None

                      August 1, 1998
                      to
Strategic Dividend    July 31, 1999         $23,109         $1,568           $21,541              $111,920              $111,920

                      April 1, 1999 to
U.S. High Yield       March 31, 2000        $148,143        $15,724          $132,419             $2,120,005            $2,120,005


------------
* With respect to Senior Floating Rate II, the Distributor compensates MLPF&S or other selected dealers at a rate of 1.00% of amounts purchased. In addition, the Distributor compensates MLPF&S or such dealers quarterly at an annual rate equal to 0.75% of the value of shares of Senior Floating Rate II that remain outstanding after one year from the date of their original purchase sold by MLPF&S or such dealers. The foregoing payments made by the Distributor are made from its own assets or the assets of an affiliate and are not an expense that is borne by Senior Floating Rate II. For the fiscal period March 26, 1999 (commencement of operations) to August 31, 1999, the Distributor paid $1,565,514 to MLPF&S pursuant to the above described payment arrangements.

** With respect to Senior Floating Rate II, an early withdrawal charge of 1.00% to recover distribution expenses incurred by the Distributor is charged against a shareholder's investment account and paid to the Distributor in connection with most Common Stock held for less than one year that are repurchased pursuant to a tender offer. The early withdrawal charge is imposed on those shares accepted for tender based on an amount equal to the lesser of the then current net asset value or the cost of the shares.


     MLPF&S is an affiliated person, as defined in the Investment Company Act, of FAM and MLAM because MLPF&S, FAM and MLAM are under the common control of ML & Co. Information relating to the brokerage commissions paid by each Voting Fund, including commissions paid to MLPF&S, is set forth in the following table for the most recently completed fiscal period of each Voting Fund.



                                                                                                           Percentage of Aggregate
                              For the                     Aggregate Brokerage     Brokerage Commissions    Brokerage Commissions
Voting Fund                   Fiscal Period               Commissions Paid        Paid to MLPF&S           Paid to MLPF&S

Senior Floating Rate II       March 26, 1999 to August
                              31, 1999                    None                    None                     0.00%

Strategic Dividend            August 1, 1998 to
                              July 31, 1999               $114,279                $22,980                  20.11%

U.S. High Yield               April 1, 1999 to March
                              31, 2000                    $5,938                  $5,938                   100.00%


Information Relating to FAM, MLAM and MLAM U.K.

     FAM and MLAM are each organized as limited partnerships. The general partner of each of FAM and MLAM is Princeton Services, Inc. ("Princeton Services"). The limited partner of each of FAM and MLAM is ML & Co. Princeton Services is a wholly-owned subsidiary of Merrill Lynch Group, Inc. ("Merrill Lynch Group"). Merrill Lynch Group is a wholly-owned subsidiary of ML & Co. ML & Co. and Princeton Services control FAM and MLAM through their ownership of the voting securities of FAM and MLAM and their power to exercise a controlling influence over the management and policies of FAM and MLAM.

     MLAM U.K., a corporation organized under the laws of the United Kingdom, is an affiliate of FAM and MLAM. MLAM U.K. is a wholly-owned subsidiary of Merrill Lynch Europe Limited ("Merrill Lynch Europe"). Merrill Lynch Europe is a wholly-owned subsidiary of Merrill Lynch International Holdings, Inc. ("Merrill Lynch International Holdings"). Merrill Lynch International Holdings is a wholly-owned subsidiary of Merrill Lynch International Incorporated ("Merrill Lynch International"). Merrill Lynch International is a wholly-owned subsidiary of ML & Co. Merrill Lynch Europe, Merrill Lynch International Holdings, Merrill Lynch International and ML & Co. control MLAM U.K. through their power to exercise a controlling influence over the management and policies of MLAM U.K.

     Jeffrey M. Peek is the President of FAM and MLAM. Mr. Peek also serves as President and Director of Princeton Services and Executive Vice President of ML & Co. The address of Mr. Peek, FAM, MLAM and Princeton Services is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of ML & Co. and Merrill Lynch Group is 4 World Financial Center, New York, New York 10080.

     Terry K. Glenn is the Chairman and a Director of MLAM U.K. Mr. Glenn also serves as Executive Vice President of FAM and MLAM, Executive Vice President and Director of Princeton Services, President and Director of Princeton Funds Distributor, Inc. and President of Princeton Administrators, L.P. Nicholas C.D. Hall is a Director of MLAM U.K. Mr. Hall also serves as a Director of Mercury Asset Management and the Institutional Liquidity Fund plc and as General Counsel for Merrill Lynch Mercury Asset Management. James T. Stratford serves as an Alternate Director of MLAM U.K. Mr. Stratford also serves as a Director of Mercury Asset Management Group Ltd. and as Head of Compliance of Merrill Lynch Mercury Asset Management. Carol Ann Langham serves as an Alternate Director and Company Secretary for MLAM U.K. The address of MLAM U.K., Messrs. Hall and Stratford and Ms. Langham is 33 King William Street, London EC4R 9AS, England. The address of Mr. Glenn is P.O. Box 9011, Princeton, New Jersey 08543-9011.

     The name of each officer or director of the Voting Funds who is an officer, employee or director of FAM or MLAM or a former officer, employee or director of FAM or MLAM is set forth in Exhibit A to this Combined Proxy Statement.

Information Relating to Similar Funds

     FAM and MLAM are the investment advisers for other investment companies with investment objectives that are similar to certain of the Voting Funds (collectively, the "Similar Funds"). The following table provides certain information relating to each Similar Fund for its most recently completed fiscal period.


                                                                                             Annual Rate of
                                                                                             Investment
                                                                Net Assets as                Advisory or           Administration
          Voting Fund                     Similar Fund          of March 31, 2000            Management Fee        Fee

                                  Merrill Lynch Senior
Senior Floating Rate II           Floating Rate Fund, Inc.      $2,794,548,346               0.95% (a)              0.25%(a)

                                  Merrill Lynch Disciplined
Strategic Dividend                Equity Fund, Inc.             $83,785,380                  0.65% (a)              N/A

                                  Corporate High Yield Fund,
U.S. High Yield                   Inc.                          $265,846,186                 0.50% (b)              N/A
                                  Corporate High Yield Fund
U.S. High Yield                   II, Inc.                      $94,094,027                  0.50% (b)              N/A
                                  Corporate High Yield Fund
U.S. High Yield                   III, Inc.                     $403,160,614                 0.60% (b)              N/A

U.S. High Yield                   Debt Strategies Fund, Inc.    $218,455,403                 0.60% (b)              N/A

                                  Debt Strategies Fund II,
U.S. High Yield                   Inc.                          $525,531,532                 0.60% (b)              N/A

                                  Debt Strategies Fund III,
U.S. High Yield                   Inc.                          $100,343,571                 0.60% (b)              N/A

                                  High Income Portfolio of
                                  Merrill Lynch Corporate
U.S. High Yield                   Bond Fund, Inc.               $3,969,799,236               0.41% (c)              N/A



(a) These Similar Funds pay a monthly fee at the applicable listed annual rate based on their respective average daily net assets.

(b) These Similar Funds pay a monthly fee at the applicable listed annual rate based on their respective average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

(c) Merrill Lynch Corporate Bond Fund, Inc. ("Corporate Bond") is made up of three Portfolios--the High Income Portfolio, the Investment Grade Portfolio and the Intermediate Term Portfolio. Corporate Bond pays a monthly fee at annual rates that decrease as the total assets of Corporate Bond's three Portfolios increase above certain levels. The fee rates are applied to the average daily net assets of each Portfolio, with the reduced rates applicable to portions of the assets of each Portfolio to the extent that the aggregate of the average daily net assets of the three combined Portfolios exceeds $250 million, $500 million and $750 million. These annual fee rates range from 0.55% to 0.40% for the High Income Portfolio.

     The Boards of Senior Floating Rate II, Strategic Dividend and U.S. High Yield recommend that the respective shareholders of those Funds vote FOR the proposal to approve the proposed investment advisory, administration and sub-advisory agreements.

     Items 5 through 9 are for the consideration only by the shareholders of the Fund or Funds named in the specific proposal.

                  ITEM 5: PROPOSAL TO CLARIFY THE INVESTMENT
                   STRATEGY OF MERRILL LYNCH SENIOR FLOATING
                   RATE FUND, INC. AND MERRILL LYNCH SENIOR
                    FLOATING RATE FUND II, INC. CONCERNING
                    INVESTMENT IN DISCOUNT CORPORATE LOANS

     The Board of each of Merrill Lynch Senior Floating Rate Fund, Inc. ("Senior Floating Rate" and, together with Senior Floating Rate II, the
"Senior Floating Rate Funds") and Senior Floating Rate II recommends that their respective shareholders approve a clarification in the investment strategy of the applicable Senior Floating Rate Fund regarding its ability to purchase senior collateralized corporate loans in the secondary market for such loans at discounts to their par value, as set forth below.

     Corporate loans generally trade in the secondary market at prices that fall within a narrow trading range around the principal amount, or "par value," of the loan. Each Senior Floating Rate Fund participates in this secondary market. On occasion, however, certain corporate loans may trade in the secondary market at more significant discounts to par value (such loans are referred to herein as "discount loans"). There are many factors that influence the market value of such loans, including technical factors relating to the operation of the market, supply and demand conditions in the market, market perceptions about the credit quality or financial condition of the borrower or more general market perceptions about the industry in which the borrower operates.

     The Investment Adviser of each Senior Floating Rate Fund believes that the ability to purchase discount loans will provide that Senior Floating Rate Fund with greater flexibility in seeking to enhance the overall yield of that Fund's portfolio. In addition, while a Senior Floating Rate Fund will not purchase discount loans for the primary purpose of capital appreciation, one of the consequences to the Fund of purchasing a discount loan is the potential realization of any incremental capital gain following either a sale of the discount loan in the secondary market or the repayment in full of the discount loan at maturity. Of course, no assurance can be given that a discount loan will appreciate after purchase by a Senior Floating Rate Fund and, as is the case with any corporate loan, the value of the discount loan may decline due to market conditions or a subsequent deterioration in the financial condition of the borrower.

     If shareholders of a Senior Floating Rate Fund approve the clarification of its investment strategy, that Senior Floating Rate Fund may invest in a discount loan only if such loan meets the quality requirements that apply generally to all investments made by that Senior Floating Rate Fund. Consequently, a Senior Floating Rate Fund will not purchase a discount loan unless, at the time of investment, in the Investment Adviser's judgment, (a) the Borrower can repay principal interest on such loan when due, (b) the loan is secured by collateral that the Investment Adviser believes to have a market value that equals or exceeds the full principal amount of the loan, (c) the loan is senior in the capital structure of the borrower and (d) the loan otherwise meets the credit standards established by the Investment Adviser.

         The investment objective of each Senior Floating Rate Fund is to seek as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans (primarily in the form of participation interests) made by banks and other financial institutions. While the Investment Adviser believes that the purchase of discount loans under the investment criteria set forth above is permissible under the investment objective of each Senior Floating Rate Fund, approval of this proposal by the shareholders of a Senior Floating Rate Fund will remove any ambiguity. If the shareholders of a Senior Floating Rate Fund do not approve this clarification to its investment strategy, that Senior Floating Rate Fund will not invest in discount loans. That Senior Floating Rate Fund will, however, continue to invest in corporate loans that trade in the secondary market at prices that fall within a narrow trading range that approximates the par value of the loan, under the guidelines and procedures established by the Board.

     If the proposed clarification to the investment strategy of a Senior Floating Rate Fund is approved by its shareholders at the applicable Meeting, the prospectus of that Senior Floating Rate Fund will be revised, as appropriate, to reflect such clarification.

     The Boards of Senior Floating Rate and Senior Floating Rate II recommend that the respective shareholders of those Funds vote FOR the proposal to clarify the respective investment strategies of those Funds.

                   ITEM 6: PROPOSAL TO AMEND THE INVESTMENT
        OBJECTIVE AND POLICIES OF MERRILL LYNCH STRATEGIC DIVIDEND FUND

     The current investment objective of Strategic Dividend is to seek long-term total return by investing primarily in a diversified portfolio of dividend-paying common stocks that yield more than the Standard & Poor's 500 Index ("S&P 500"). Consistent with this objective, Strategic Dividend currently seeks to invest at least 65% of its assets in individual stocks whose dividend yield exceeds the yield on the S&P 500.

     To permit Strategic Dividend more flexibility in pursuing its goals, the Investment Adviser has recommended, and the Board has approved, revising Strategic Dividend's investment objective (i) to permit it to purchase individual stocks without regard to whether they pay a dividend, or whether their dividend yield exceeds that of the S&P 500, and (ii) to affirmatively state that in addition to the primary objective of long-term total return, Strategic Dividend's secondary objective is current income. As revised, Strategic Dividend's investment objective would be "to seek long-term total return and, secondarily, current income, by investing primarily in a portfolio of equity securities." The investment objective of Strategic Dividend is a fundamental policy that may be changed only by shareholder vote.

     In connection with these changes to Strategic Dividend's investment objective, the Board has adopted, subject to shareholder approval of this Item 6, a non-fundamental policy (i.e., one that can be changed without shareholder approval) that will require Strategic Dividend's portfolio, in the aggregate, to be structured in a manner designed to produce potential long-term capital appreciation as well as a net portfolio yield in excess of the average of mutual funds invested primarily in U.S. equities.

     In recent years, the percentage of dividend-paying common stocks relative to overall market capitalization has decreased, and dividend-paying common stocks that yield more than the S&P 500 have increasingly become concentrated in a few market sectors that have produced relatively poor total return compared with other market sectors. Moreover, a large number of common stocks that yield more than the S&P 500 are in industries undergoing fundamental changes that may threaten the ability of the issuers of these stocks to continue paying above-average dividends in the future. The Board believes that the flexibility to choose among a greater variety of stocks will enhance the Investment Adviser's ability to structure a portfolio that has greater potential to produce long-term capital appreciation while still maintaining a relatively high net portfolio yield.

     If this Item 6 is approved, Strategic Dividend will change its name to "Merrill Lynch Equity Income Fund". The proposed name change corresponds to the change in investment objective and policies as Strategic Dividend will no longer seek a "strategic" yield greater than the yield on the S&P 500, but rather will seek to purchase a portfolio of common stocks (equity) that in the aggregate will produce both long-term capital appreciation and income.

     If the proposed change to the investment objective and policies of Strategic Dividend is approved by its shareholders at the Meeting, Strategic Dividend's prospectus and statement of additional information will be revised, as appropriate, to reflect this change.

     The Board of Strategic Dividend recommends that the Fund's shareholders vote FOR the proposal to amend the Fund's investment objective and policies.

              ITEM 7: PROPOSAL TO AMEND THE INVESTMENT OBJECTIVE
           AND POLICIES OF MERRILL LYNCH AMERICAS INCOME FUND, INC.

     The Board of Merrill Lynch Americas Income Fund, Inc. ("Americas Income") proposes that Americas Income amend its investment objective to the following:

          To seek high current income with a secondary objective of capital appreciation.

     The current investment objective of Americas Income is as follows:

          To seek a high level of current income by investing primarily in debt securities denominated in a currency of a country located in the Western Hemisphere (North, South and Central America and the surrounding waters).

     The investment objective of Americas Income is a fundamental policy that may be changed only by shareholder vote.

     If shareholders of Americas Income approve the proposed amendment to its investment objective, Americas Income will become a worldwide emerging markets debt fund that seeks to achieve its objective by investing in debt obligations of issuers located in emerging market countries.

     The Board of Americas Income also proposes that Americas Income eliminate the requirement that the Fund invest at least 25% of its assets in instruments issued by companies in the financial services industry. This means that Americas Income will no longer have a policy of concentrating in the financial services industry.

     If the amendment to its investment objective is approved, Americas Income will pursue the investment strategy described below. Americas Income will seek to achieve its revised investment objective by investing, under normal market conditions, at least 65% of its total assets in debt obligations of issuers in emerging market countries. Debt obligations will include fixed or floating rate bonds, notes, debentures, commercial paper, corporate loans, Brady Bonds, and other debt securities issued or guaranteed by governments, agencies, or instrumentalities, central banks, commercial banks or private issuers, including repurchase agreements. Debt obligations will also include convertible securities, which have characteristics of both debt and equity investments. Under normal circumstances, 65% of Americas Income's total assets are expected to be denominated in U.S. dollars, and Americas Income will not usually attempt to cushion the impact of foreign currency fluctuations on the dollar. Americas Income will be permitted to invest up to 40% of its assets in issuers domiciled in any one country.

     The strategy outlined above modifies certain of Americas Income's current investment policies. In particular, Americas Income would no longer be subject to the limitation that at least 80% of its assets be invested in debt securities denominated in a currency of a country located in the Western Hemisphere. Americas Income's current policies require the Fund to invest in at least three currencies and provide that Americas Income expects to maintain a minimum of 25% of its total assets in securities denominated in the U.S. dollar. Approval of the proposed new investment objective and policies would eliminate the currency requirements and increase Americas Income's minimum investment in U.S. dollar denominated securities to 65% of its total assets. In addition, Americas Income currently does not invest more than 10% of its assets in any country other than the United States, Canada, Mexico, Argentina, Brazil, Chile, Colombia, Ecuador, Panama, Peru and Venezuela. The new policies, however, will permit the Fund to invest up to 40% of its assets in issuers domiciled in any country. As a result, Americas Income may be more exposed to risks affecting issuers domiciled in a single country than an emerging markets debt fund that invests more widely.

     Other than as outlined above, the amendments to Americas Income's investment objective and policies will not materially change the manner in which the Fund is managed. The main risks of investing in Americas Income will not change substantially due to these amendments, except that by eliminating the requirement to invest at least 25% of the Fund's assets in the financial services sector, Americas Income will be less exposed to the risks associated with concentrating in that sector. In addition, the new policy of maintaining at least 65% of Americas Income's assets in U.S. dollar denominated securities should increase its exposure to the U.S. dollar and reduce the Fund's exposure to foreign currency risks. Fund management expects that the amendments to the investment objective and policies of Americas Income will provide greater flexibility in portfolio management by expanding the range of investments the Fund may make and the markets in which it may invest. These amendments are expected to provide Americas Income with greater flexibility to take advantage of and respond to market developments and trends throughout the world.

     If this Item 7 is approved, Americas Income will change its name to "Merrill Lynch Emerging Markets Debt Fund, Inc." The proposed name change corresponds to the change in investment objective and policies as Americas Income will no longer seek high current income by investing primarily in debt securities of issuers located in the Western Hemisphere, but rather will seek high current income by investing primarily in debt securities of issuers located in emerging market countries.

     If the proposed amendment to the investment objective and policies of Americas Income is approved by its shareholders at the Meeting, the prospectus and statement of additional information of Americas Income will be revised, as appropriate, to reflect this change.

     The Board of Americas Income recommends that the Fund's shareholders vote FOR the proposal to amend the Fund's investment objective and policies.

                ITEM 8: PROPOSAL TO AMEND AN INVESTMENT POLICY
                    OF MERRILL LYNCH HEALTHCARE FUND, INC.

     The Board of Merrill Lynch Healthcare Fund, Inc. ("Healthcare") proposes that Healthcare change one of its fundamental investment policies to provide that Healthcare will concentrate in the pharmaceutical industry. The proposed revised investment policy will read as follows:

               The Fund will not invest more than 25% of its assets, taken at market value at the time of purchase, in the securities of issuers in any particular industry (excluding issuers in the pharmaceutical industry and the U.S. Government and its agencies and instrumentalities).

     The fundamental investment policy of Healthcare that is proposed to be amended is as follows:

               The Fund will not invest more than 25% of its assets, taken at market value at the time of purchase, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

     This investment policy of Healthcare is a fundamental policy that may be changed only by shareholder vote.

     Other than as described below, the change in investment policy will not materially change the manner in which Healthcare is managed.

     Healthcare invests at least 65% of its total assets in healthcare companies under normal conditions. Within the healthcare sector, the Fund's greatest weighting is and will continue to be in pharmaceuticals. Until recently, Healthcare has sought to identify discrete industries operating within the more general pharmaceuticals sector. As a result of industrywide consolidations, however, companies that were once focused in a particular area are becoming more generalized. Since it is becoming harder to distinguish between different types of companies in the general pharmaceutical area, Fund management believes it is more appropriate to treat the entire pharmaceutical area as one industry. Healthcare will consider the pharmaceutical industry to be comprised of companies whose primary business is involved in the research, development, manufacturing and/or marketing of prescription drugs or ethically promoted over-the-counter products.

     Other than the risks of potentially greater exposure to the pharmaceutical industry, the principal risks of investing in Healthcare will not be changed substantially by this change in investment policy. By concentrating in one industry, Healthcare will be affected by share price movements of companies in that industry more than a more broadly diversified mutual fund and is subject to the risk that it will perform poorly during a downturn in that industry. While rapid changes in pharmaceuticals present attractive opportunities for investment in companies in this field, such companies may face the risk that their products or services may prove to be commercially unsuccessful or may be rendered obsolete by further scientific and technological developments. If Healthcare has invested in companies whose products are commercially unsuccessful or are rendered obsolete, the value of Healthcare's investment may decrease substantially. In addition, many of these companies may offer products or services that are subject to governmental regulation and may, therefore, be affected adversely by actual or anticipated governmental policies.

     If the proposed amendment to the above-described investment policy of Healthcare is approved by its shareholders at the Meeting, the prospectus and statement of additional information of Healthcare will be revised, as appropriate, to reflect this change.

     The Board of Healthcare recommends that the Fund's shareholders vote FOR the proposal to amend an investment policy of the Fund.

              ITEM 9: PROPOSAL TO AMEND THE INVESTMENT OBJECTIVE
            OF MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

     The Board of Merrill Lynch Developing Capital Markets Fund, Inc. ("Developing Capital Markets") proposes that Developing Capital Markets change its investment objective to provide that Developing Capital Markets will invest primarily in issuers located in developing capital markets. The proposed investment objective will read as follows:

               To seek long term capital appreciation by investing in securities, principally equities, of issuers in countries having developing capital markets. The term "developing capital markets" is defined to mean those countries included within the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

     The current investment objective of Developing Capital Markets is as follows:

               To seek long term capital appreciation by investing in securities, principally equities of issuers in countries having smaller capital markets. The term "smaller capital markets" is defined as all markets other than the four largest in equity capitalization.

     The investment objective of Developing Capital Markets is a fundamental policy that may be changed only by shareholder vote.

     Other than as described below, the change in investment objective and policies will not materially change the manner in which Developing Capital Markets is managed.

     The current definition of "smaller capital markets" effectively means that the current investment universe of Developing Capital Markets includes all countries except the United States, the United Kingdom, Germany and Japan, which collectively are the four largest markets in terms of equity capitalization. Fund management has determined that the investment universe of Developing Capital Markets should be more narrowly defined to reflect those markets that are truly emerging, as opposed to those that, although not among the four largest, are well developed. The change in investment objective from investment in "smaller capital markets" to those in "developing capital markets" will align Developing Capital Markets' investment objective with its benchmark index, the MSCI Emerging Markets Free Index, and will better reflect Developing Capital Markets' actual portfolio holdings.

     The main risks of investing in Developing Capital Markets will not be changed substantially by this change in investment objective.

     If the proposed amendment to the investment objective and policies of Developing Capital Markets is approved by its shareholders at the Meeting, the prospectus and statement of additional information of Developing Capital Markets will be revised, as appropriate, to reflect this change.

     The Board of Developing Capital Markets recommends that the Fund's shareholders vote FOR the proposal to amend the Fund's investment objective.

                            ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed forms of proxy and accompanying Notice and Proxy Statement will be borne by the Funds in proportion to their relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of the shares of the Funds.

     A quorum for purposes of the Meetings for Mercury Global Holdings, Inc., Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Healthcare Fund, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Latin America Fund, Inc., Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Short-Term Global Income Fund, Inc. consists of a majority of the shares entitled to vote at the Meetings, present in person or by proxy.

     A quorum for purposes of the Meetings for Mercury Internet Strategies Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Internet Strategies Fund, Inc., Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust, Merrill Lynch Senior Floating Rate Fund II, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch U.S. High Yield Fund, Inc., The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. consists of holders of one-third of the shares entitled to vote at the Meetings, present in person or by proxy.

     If, by the time scheduled for the Meetings, a quorum of the shareholders is not present or if a quorum is present but sufficient votes to act upon the proposals are not received from the shareholders, the persons named as proxies may propose one or more adjournments of the Meetings to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the best interests of the Fund's shareholders.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings or any adjournment thereof in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted:

     1)   "FOR" the election of the Fund's Board Member nominees;

          For each of the Internet Funds and Global Financial, actions taken by their shareholders in connection with the election of the Board Members of those Funds will also be taken by each of those Funds as a shareholder of the Internet Trust or the Global Financial Trust, respectively, in connection with the election of the respective Trust's Board Members.

     2) "FOR" the ratification of the selection of Deloitte & Touche LLP, as independent auditors;

          For each of the Internet Funds and Global Financial, actions taken by their shareholders in connection with the ratification of the selection of independent auditors of those Funds will also be taken by each of those Funds as a shareholder of the Internet Trust or the Global Financial Trust, respectively, in connection with the ratification of the selection of independent auditors of the respective Trust.

     With respect to proxies submitted by all of the Funds except the Internet Funds and Global Financial.

     3) "FOR" the approval of a charter amendment permitting the Board to convert the Fund to a master/feeder structure;

          With respect to proxies submitted by Merrill Lynch Senior Floating Rate Fund II, Inc., Merrill Lynch Strategic Dividend Fund and Merrill Lynch U.S. High Yield Fund, Inc.

     4)   "FOR" the approval of the Proposed Investment Advisory,
          Administration and Sub-Advisory Agreements;

          With respect to Proposals 5, 6, 7, 8 and 9, only proxies submitted by the Fund or Funds named in the proposal will, unless instructions to the contrary are marked, be voted:

     5) "FOR" the proposal to clarify the investment strategy of Merrill Lynch Senior Floating Rate Fund, Inc., and Merrill Lynch Senior Floating Rate Fund II, Inc.;

     6) "FOR" the proposal to amend the investment objective and policies of Merrill Lynch Strategic Dividend Fund;

     7) "FOR" the proposal to amend the investment objective and policies of Merrill Lynch Americas Income Fund, Inc.;

     8) "FOR" the proposal to amend an investment policy of Merrill Lynch Healthcare Fund, Inc.; and

     9) "FOR" the proposal to amend the investment objective of Merrill Lynch Developing Capital Markets Fund, Inc.

     The shareholders solicited and entitled to vote on Items 1, 2, 3 and 4 are outlined in the following chart. With respect to Items 1, 2, 3 and 4, assuming a quorum is present, approval of Items 1, 2, 3 and 4 will require the affirmative vote of shareholders holding the percentage of shares indicated in the chart below. For purposes of Item 1, a "plurality of the votes" means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.




                                                                                              Item 3. Approval of
                                                                                              a Charter Amendment
                                                                                                 to Permit the
                                 Item 1.                                    Item 2.            Reorganization of
                               Election of          Item 1.             Ratification of         the Fund into a
                               AMPS Board      Election of Board          Selection of          Master/ Feeder
           Fund                  Members            Members           Independent Auditors         Structure

                                                                     Affirmative vote of     Affirmative vote of
Mercury Global Holdings,                     Affirmative vote of a   a majority of votes     two-thirds of votes
Inc.                          Not Voting     majority of votes cast  cast                    entitled to be cast

                                             Affirmative vote of a   Affirmative vote of
Mercury Internet Strategies                  plurality of votes      a majority of votes
Fund, Inc.                    Not Voting     cast                    cast                    Not Voting

                                             Affirmative vote of a                           Affirmative vote of
Merrill Lynch Americas                       plurality of votes      Affirmative vote of a   a majority of votes
Income Fund, Inc.             Not Voting     cast                    majority of votes cast  entitled to be cast

                                             Affirmative vote of a                           Affirmative vote of
Merrill Lynch Corporate                      plurality of votes      Affirmative vote of a   two-thirds of votes
Bond Fund, Inc.               Not Voting     cast                    majority of votes cast  entitled to be cast

                                                                     Affirmative vote of     Affirmative vote of
Merrill Lynch Developing                     Affirmative vote of a   a majority of votes     a majority of votes
Capital Markets Fund, Inc.    Not Voting     majority of votes cast  cast                    entitled to be cast

                                             Affirmative vote of a                           Affirmative vote of
Merrill Lynch Dragon                         plurality of votes      Affirmative vote of a   a majority of votes
Fund, Inc.                    Not Voting     cast                    majority of votes cast  entitled to be cast

                                             Affirmative vote of a   Affirmative vote of a
                                             majority of the         majority of the         Affirmative vote of
                                             shares represented at   shares represented at   two-thirds of votes
Merrill Lynch EuroFund        Not Voting     the Meeting             the Meeting             entitled to be cast

                                                                                             Affirmative vote of
Merrill Lynch Global                         Affirmative vote of a   Affirmative vote of a   a majority of votes
Allocation Fund, Inc.         Not Voting     majority of votes cast  majority of votes cast  entitled to be cast

                                             Affirmative vote of a   Affirmative vote of a
Merrill Lynch Global Bond                    majority of the         majority of the         Affirmative vote of
Fund for Investment and                      shares represented at   shares represented at   two-thirds of votes
Retirement                    Not Voting     the Meeting             the Meeting             entitled to be cast

Merrill Lynch Global                         Affirmative vote of a   Affirmative vote of
Financial Services Fund,                     plurality of votes      a majority of votes
Inc.                          Not Voting     cast                    cast                    Not Voting

                                             Affirmative vote of a                           Affirmative vote of
Merrill Lynch Global                         plurality of votes      Affirmative vote of a   a majority of votes
SmallCap Fund, Inc.           Not Voting     cast                    majority of votes cast  entitled to be cast

                                             Affirmative vote of a                           Affirmative vote of
Merrill Lynch Global                         plurality of votes      Affirmative vote of a   a majority of votes
Technology Fund, Inc.         Not Voting     cast                    majority of votes cast  entitled to be cast

                                                                                             Affirmative vote of
Merrill Lynch Global                         Affirmative vote of a   Affirmative vote of a   a majority of votes
Utility Fund, Inc.            Not Voting     majority of votes cast  majority of votes cast  entitled to be cast

                                             Affirmative vote of a                           Affirmative vote of
Merrill Lynch Global Value                   plurality of votes      Affirmative vote of a   a majority of votes
Fund, Inc.                    Not Voting     cast                    majority of votes cast  entitled to be cast

                                             Affirmative vote of a                           Affirmative vote of
Merrill Lynch Healthcare                     majority of votes       Affirmative vote of a   two-thirds of votes
Fund, Inc.                    Not Voting     cast                    majority of votes cast  entitled to be cast

                                             Affirmative vote of a                           Affirmative vote of
Merrill Lynch High Income                    majority of votes       Affirmative vote of a   a majority of votes
Municipal Bond Fund, Inc.     Not Voting     cast                    majority of votes cast  entitled to be cast

                                             Affirmative vote of a   Affirmative vote of a
                                             majority of the         majority of the         Affirmative vote of
Merrill Lynch International                  shares represented at   shares represented at   a majority of votes
Equity Fund                   Not Voting     the Meeting             the Meeting             entitled to be cast

                                             Affirmative vote of a
Merrill Lynch Internet                       plurality of votes      Affirmative vote of a
Strategies Fund, Inc.         Not Voting     cast                    majority of votes cast  Not Voting

                                                                                             Affirmative vote of
Merrill Lynch Latin America                  Affirmative vote of a   Affirmative vote of a   a majority of votes
Fund, Inc.                    Not Voting     majority of votes cast  majority of votes cast  entitled to be cast

                                             Affirmative vote of a                           Affirmative vote of
Merrill Lynch Municipal                      plurality of votes      Affirmative vote of a   two-thirds of votes
Bond Fund, Inc.               Not Voting     cast                    majority of votes cast  entitled to be cast

Merrill Lynch Municipal                      Affirmative vote of a   Affirmative vote of a
Intermediate Term Fund of                    majority of the         majority of the         Affirmative vote of
Merrill Lynch Municipal                      shares represented at   shares represented at   two-thirds of votes
Series Trust                  Not Voting     the Meeting             the Meeting             entitled to be cast

                              Affirmative
                              vote of a
                              plurality of   Affirmative vote of a
                              votes cast     plurality of votes
                              by the         cast by the holders     Affirmative vote of     Affirmative vote of
Merrill Lynch Municipal       holders of     of Common Stock and     a majority of votes     a majority of votes
Strategy Fund, Inc.           AMPS           AMPS                    cast                    entitled to be cast

                                                                     Affirmative vote of     Affirmative vote of
Merrill Lynch Pacific Fund,                  Affirmative vote of a   a majority of votes     two-thirds of votes
Inc.                          Not Voting     majority of votes cast  cast                    entitled to be cast

                                                                     Affirmative vote of     Affirmative vote of
Merrill Lynch Senior                         Affirmative vote of a   a majority of votes     a majority of votes
Floating Rate Fund, Inc.      Not Voting     majority of votes cast  cast                    entitled to be cast


                                             Affirmative vote of a                           Affirmative vote of
Merrill Lynch Senior Floating                plurality of votes      Affirmative vote of a   a majority of votes
Rate Fund II, Inc.            Not Voting     cast                    majority of votes cast  entitled to be cast


Merrill Lynch Short-
Term Global Income                           Affirmative vote of a   Affirmative vote of a    Affirmative vote of
Fund, Inc.                    Not Voting     majority of votes cast  majority of the votes    a majority of votes
                                                                     cast                     entitled to be cast


                                             Affirmative vote of a   Affirmative vote of a
                                             majority of the         majority of the         Affirmative vote of
Merrill Lynch Strategic                      shares represented at   shares represented at   two-thirds of votes
Dividend Fund                 Not Voting     the Meeting             the Meeting             entitled to be cast


Merrill Lyncy U.S. High
Yield Fund, Inc.
(formerly Merrill Lynch                      Affirmative vote of a   Affirmative vote of     Affirmative vote of
Corporate High Yield                         plurality of votes      a majority of votes     a majority of votes
Fund, Inc.)                   Not Voting     cast                    cast                    entitled to be cast

                                             Affirmative vote of a                           Affirmative vote of
The Corporate Fund                           plurality of votes      Affirmative vote of a   a majority of votes
Accumulation Program, Inc.    Not Voting     cast                    majority of votes cast  entitled to be cast

                                             Affirmative vote of a                           Affirmative vote of
The Municipal Fund                           plurality of votes      Affirmative vote of a   a majority of votes
Accumulation Program, Inc.    Not Voting     cast                    majority of votes cast  entitled to be cast


                                   Item 4.
                              Investment Advisory,
                              Administration and
                                 Sub-Advisory
           Fund              Agreements Proposal

Mercury Global Holdings,
Inc.                           Not Voting


Mercury Internet Strategies
Fund, Inc.                     Not Voting


Merrill Lynch Americas
Income Fund, Inc.              Not Voting


Merrill Lynch Corporate
Bond Fund, Inc.                Not Voting


Merrill Lynch Developing
Capital Markets Fund, Inc.     Not Voting


Merrill Lynch Dragon
Fund, Inc.                     Not Voting




Merrill Lynch EuroFund         Not Voting


Merrill Lynch Global
Allocation Fund, Inc.          Not Voting


Merrill Lynch Global Bond
Fund for Investment and
Retirement                     Not Voting

Merrill Lynch Global
Financial Services Fund,
Inc.                           Not Voting


Merrill Lynch Global
SmallCap Fund, Inc.            Not Voting


Merrill Lynch Global
Technology Fund, Inc.          Not Voting


Merrill Lynch Global
Utility Fund, Inc.             Not Voting


Merrill Lynch Global Value
Fund, Inc.                     Not Voting


Merrill Lynch Healthcare
Fund, Inc.                     Not Voting


Merrill Lynch High Income
Municipal Bond Fund, Inc.      Not Voting



Merrill Lynch International
Equity Fund                    Not Voting


Merrill Lynch Internet
Strategies Fund, Inc.          Not Voting


Merrill Lynch Latin America
Fund, Inc.                     Not Voting


Merrill Lynch Municipal
Bond Fund, Inc.                Not Voting

Merrill Lynch Municipal
Intermediate Term Fund of
Merrill Lynch Municipal
Series Trust                   Not Voting






Merrill Lynch Municipal
Strategy Fund, Inc.            Not Voting


Merrill Lynch Pacific Fund,
Inc.                           Not Voting

                               Affirmative
Merrill Lynch Senior           vote of the
Floating Rate Fund, Inc.       lesser of
                               (i) 67% of
                               the shares
                               represented
                               at the Meeting
                               at which more
                               than 50% of
                               the outstanding
                               shares are
                               represented or
                               (ii) more than
                               50% of the
                               outstanding
                               shares


Merrill Lynch Senior Floating
Rate Fund II, Inc.             Not Voting


Merrill Lynch Short-
Term Global Income
Fund, Inc.
                               Not Voting

                               Affirmative vote of
                               the lesser of (i) 67%
                               of the shares
                               represented at the
                               Meeting at which more
                               than 50% of the
                               outstanding shares
                               are represented or
Merrill Lynch Strategic        (ii) more than 50% of
Dividend Fund                  the outstanding shares




                               Affirmative vote of
                               the lesser of (i) 67%
                               of the shares
                               represented at the
                               Meeting at which more
Merrill Lynch U.S. High        than 50% of the
Yield Fund, Inc.               outstanding shares
(formerly Merrill Lynch        are represented or
Corporate High Yield           (ii) more than 50% of
Fund, Inc.)                    the outstanding shares


The Corporate Fund
Accumulation Program, Inc.     Not Voting


The Municipal Fund
Accumulation Program, Inc.     Not Voting


     Only the shareholders of Senior Floating Rate and Senior Floating Rate II are entitled to vote on Item 5. Only the shareholders of Strategic Dividend, Americas Income, Healthcare and Developing Capital Markets are entitled to vote on Items 6, 7, 8 and 9, respectively. With respect to Items 5, 6, 7, 8 and 9, assuming a quorum is present at the Meeting of the applicable Fund's shareholders, approval of each such Item by each such Fund will require the affirmative vote of the lesser of (i) 67% of the shares represented at the Meeting at which more than 50% of the applicable Fund's outstanding shares are represented or (ii) more than 50% of the applicable Fund's outstanding shares.

     In order to obtain the necessary quorum at the Meetings, supplementary solicitations may be made by mail, telephone, telegraph or personal interview by officers of the Funds. The Funds have retained ___________________________ ___________, _______________, ________, ______________ to aid in the
solicitation of proxies, at a cost to be borne by the Funds of approximately $____, plus out-of-pocket expenses of approximately $_____.

     Broker-dealer firms, including MLPF&S, holding shares of each Fund in "street name" for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Board Members (Item 1), the ratification of the selection of independent auditors (Item 2), the proposed charter amendment (Item 3), and the proposed advisory, administration and sub-advisory agreements (Item 4), if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Broker-dealer firms, including MLPF&S, will not be permitted to grant voting authority without instructions with respect to Items 5, 6, 7, 8 and 9. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders exists. Proxies that are returned but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of a quorum. MLPF&S has advised each Fund that it intends to vote shares held in its name for which no instructions have been received except as limited by agreement or applicable law, on Item 1, Item 2,
Item 3 and Item 4 in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Item 1 and Item 2 (for Maryland corporations). Abstentions and broker non-votes will have the same effect as a vote against Items 3, 4, 5, 7, 8 and 9 (for Maryland corporations) and Items 1, 2, 3, 4 and 6 (for Massachusetts business trusts).

     If Item 3 authorizing the reorganization of certain funds into a master/feeder structure is approved by the shareholders of Merrill Lynch EuroFund, Merrill Lynch Global Bond Fund for Investment and Retirement,
Merrill Lynch International Equity Fund, Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust or Strategic Dividend (each a "Massachusetts business trust") at the applicble Meeting and effected by that Massachusetts business trust, any shareholder of such Massachusetts business trust (i) who files with the applicable Massachusetts business trust, before the taking of the vote on the approval of such proposal, written objection to such proposal stating that he or she intends to demand payment for his or her shares if any reorganization authorized by the proposal takes place and (ii) whose shares are not voted in favor of such proposal has or may have the right to demand in writing from the applicable Massachusetts business trust, within twenty days after the date of mailing to him or her of notice in writing that the reorganization has become effective, payment for his or her shares and an appraisal of the value thereof. Any Massachusetts business trust effecting a reorganization and any such shareholders shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98 inclusive, of chapter 156B of the General Laws of Massachusetts. In the event that any shareholder elects to exercise his or her statutory right of appraisal under Massachusetts law, it is the present intention of each Massachusetts business trust to petition a court of competent jurisdiction to determine whether such right of appraisal has been superseded by the provisions of Rule 22c-1 under the Investment Company Act.

Address of Investment Adviser

     The principal office of each Fund's Investment Adviser is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

     Each Fund will furnish, without charge, a copy of its annual report for the Fund's last fiscal year and a copy of its most recent semi-annual report to any shareholder upon request. Such requests should be directed to the attention of the Secretary of the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, or to 1-800-456-4587 ext. 123.

     The charters of the Funds do not require that the Funds hold annual meetings of shareholders. Each Fund will be required, however, to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements or of a change in the fundamental policies, objectives or restrictions of the Fund. Each Fund also would be required to hold a special shareholders' meeting to elect new Board Members at such time as less than a majority of the Board Members holding office have been elected by shareholders. The charter or by-laws provide that a shareholders' meeting may be called at the request of a majority of the Board Members or of 10% of the outstanding shares of Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Internet Strategies Fund, Inc., Merrill Lynch Latin America Fund, Inc., Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust, Merrill Lynch Senior Floating Rate Fund, Inc., Merrill Lynch Senior Floating Rate Fund II, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch U.S. High Yield Fund, Inc., The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. or 25% of the outstanding shares of Mercury Global Holdings, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Pacific Fund, Inc. and Merrill Lynch Short-Term Global Income Fund, Inc. entitled to vote at such meeting.

Shareholder Proposals

     A stockholder proposal intended to be presented at any subsequent meetings of stockholders of the Funds must be received by that Fund in a reasonable time before the Board's solicitation relating to such meeting is to be made in order to be considered in that Fund's proxy statement and form of proxy relating to the meeting.

                 By Order of the Boards of Directors

                        Mercury Global Holdings, Inc.
                        Mercury Internet Strategies Fund, Inc.
                        Merrill Lynch Americas Income Fund, Inc.
                        Merrill Lynch Corporate Bond Fund, Inc.
                        Merrill Lynch Developing Capital Markets Fund,
                          Inc.
                        Merrill Lynch Dragon Fund, Inc.
                        Merrill Lynch EuroFund
                        Merrill Lynch Global Allocation Fund, Inc.
                        Merrill Lynch Global Bond Fund for Investment
                           and Retirement
                        Merrill Lynch Global Financial Services Fund, Inc. Merrill Lynch Global SmallCap Fund, Inc.
                        Merrill Lynch Global Technology Fund, Inc.
                        Merrill Lynch Global Utility Fund, Inc.
                        Merrill Lynch Global Value Fund, Inc.
                        Merrill Lynch Healthcare Fund, Inc.
                        Merrill Lynch High Income Municipal Bond
                        Merrill Lynch International Equity Fund
                        Merrill Lynch Internet Strategies Fund, Inc.
                        Merrill Lynch Latin America Fund, Inc.
                        Merrill Lynch Municipal Bond Fund, Inc.
                        Merrill Lynch Municipal Intermediate Term Fund
                          of Merrill Lynch Municipal Series Trust
                        Merrill Lynch Municipal Strategy Fund, Inc.
                        Merrill Lynch Pacific Fund, Inc.
                        Merrill Lynch Senior Floating Rate Fund, Inc. Merrill Lynch Senior Floating Rate Fund II, Inc. Merrill Lynch Short-Term Global Income Fund, Inc. Merrill Lynch Strategic Dividend Fund
                        Merrill Lynch U.S. High Yield Fund, Inc.
                        The Corporate Fund Accumulation Program, Inc.
                        The Municipal Fund Accumulation Program, Inc.

Dated:  May __, 2000



                                                              -----------------------------------------------------------

                                                              -----------------------------------------------------------


MERRILL LYNCH ASSET MANAGEMENT                                Sign, Date, and Return the Proxy Card Promptly Using the
4800 DEER LAKE DRIVE EAST                                     Enclosed Envelope.
JACKSONVILLE, FLORIDA  32246-6484

                                                              To vote by Telephone

                                                              1)       Read the Proxy Statement and have the Proxy card
                                                                   below at hand.
                                                              2)       Call 1-800-690-6903.
                                                              3)       Enter the 12-digit control number set forth on
                                                                   the Proxy card and follow the simple instructions.

                                                              To vote by Internet

                                                              1)   Read the Proxy Statement and have the Proxy card
                                                                   below at hand.
                                                              2)   Go to Website www.proxyvote.com.
                                                                                 -----------------
                                                              3)   Enter the 12-digit control number set forth on
                                                                   the Proxy card and follow the simple instructions.

                                                                   If you own shares in more than one Fund and you wish to receive an individual ballot for each Fund, check the box in the lower right-hand corner of this Proxy Card and a separate proxy card for each Fund in which you hold shares will be sent to you. If you do not request separate proxy cards and utilize this Proxy Card, all of the shares you own in each Fund will be voted in the manner specified on this Proxy Card.

------------------------------------------------------------- -------------------------------------------------------------------

------------------------------------------------------------- -------------------------------------------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:        MLYNGC                        KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                DETACH AND RETURN THIS PORTION ONLY
------------------------------------------------------------------------------------------------------------------------------------
                                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
------------------------------------------------------------------------------------------------------------------------------------
    To elect a Board of Directors (which term as used herein
    refers to both Directors and Trustees) of each Fund (and
    each Master Trust) until their  successors have been duly                                       To withhold authority to vote,
    elected and  qualified or until their earlier                                                   mark "For All Except" and write
    resignation or removal:                                                For    Withhold For All  the nominee's number on the
    Vote On Directors                                                      All      All    Except   line below.

    1A.  For Holders of AMPS of Merrill Lynch Municipal
         Strategy Fund, Inc. and Holders of Shares of
         Common Stock or Shares of Beneficial Interest
         of All Other Funds
         01) Ronald W. Forbes, 02) Terry K. Glenn, 03) Cynthia             [ ]         [ ]    [  ]     _________________________
         A. Montgomery, 04) Charles C. Reilly, 05) Kevin A.
         Ryan, 06) Roscoe S. Suddarth, 07) Richard R. West,
         08) Arthur Zeikel and 09) Edward D. Zinbarg.
                                                                                                    To withhold authority to vote,
                                                                                                    mark "For All Except" and write
                                                                           For    Withhold For All  the nominee's number on the
                                                                           All      All    Except   line below.

    1B.  For Holders of Shares of Common Stock of Merrill  Lynch
         Municipal  Strategy Fund, Inc. 01) Terry K. Glenn,  02)
         Cynthia A.  Montgomery,  03) Kevin A. Ryan,  04) Roscoe          [ ]         [ ]    [  ]     _________________________
         S.  Suddarth,  05) Richard R. West,  06) Arthur  Zeikel
         and 07) Edward D. Zinbarg.


    Vote On Proposals                            For   Against   Abstain                                     For    Against  Abstain
    2.   For all Funds: To consider and act                                6.   To consider and act upon a
         upon a proposal to ratify the           [ ]   [ ]       [ ]            proposal to amend the        [ ]    [ ]      [ ]
         selection of  independent auditors of                                  investment objective and
         each Fund (and each Master Trust) for                                  policies of Merrill Lynch
         its current fiscal year;                                               Strategic Dividend Fund;


    3.   For all Funds except the Internet                                 7.   To consider and act upon a   [ ]    [ ]      [ ]
         Funds and Global Financial: To                                         proposal to amend  the
         consider and act upon a proposal to                                    investment objective and
         amend the Fund's charter to permit                                     policies of Merrill Lynch
         the Board of  Directors to convert the  [ ]   [ ]       [ ]            Americas Income Fund, Inc.;
         Fund to a master/feeder structure;
                                                                           8.   To  consider  and act upon a [ ]    [ ]      [ ]
                                                                                proposal to amend an  investment
                                                                                policy of Merrill Lynch
                                                                                Healthcare Fund, Inc.;

    4.   For  Merrill  Lynch  Senior   Floating                           9.    To  consider  and act upon a  [ ]   [ ]      [ ]
         Rate  Fund  II,  Inc.,  Merrill  Lynch  [ ]   [ ]       [ ]            proposal to amend the
         Strategic  Dividend Fund Merrill Lynch                                 investment objective of Merrill
         U.S.   High  Yield  Fund,   Inc.:   To                                 Lynch Developing Capital
         consider  and act  upon  the  proposed                                 Markets Fund, Inc.; and
         Investment  Advisory,   Administration
         and Sub-Advisory Agreements;                                     10.   For all Funds,  to  transact  [ ]   [ ]      [ ]
                                                                               such  other   business   as  may
                                                                               properly    come    before   the
                                                                               Meeting   or  any   adjournments
                                                                               thereof.
With respect to Items 5 through 9, solely for the Fund or Funds named  in the specific proposal:

                                                                                If you own shares in more than one Fund and you
    5.   To  consider  and act upon a  proposal  [ ]   [ ]       [ ]      wish to receive an individual ballot for each Fund,
         to clarify the investment  strategy of                           check this box and a separate proxy card for each Fund
         Merrill  Lynch  Senior  Floating  Rate                           in which you hold shares will be sent to you. If you do
         Fund,  Inc.  and Merrill  Lynch Senior                           not request separate proxy cards and utilize this proxy
         Floating    Rate    Fund   II,    Inc.                           card, all of the shares you own in each Fund will be
         concerning discount corporate loans;                             voted in the manner specified on this proxy card.



       ----------------------------------------- -----                    --------------------------- ----------

       ----------------------------------------- -----                    --------------------------- ----------
       Signature [PLEASE SIGN WITHIN BOX]        Date                     Signature (Joint Owners)    Date
       ----------------------------------------- -----                    --------------------------- ----------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

                                   P R O X Y

     This proxy is solicited on behalf of the Board of Directors/Trustees

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke, Robert Harris and Ira P. Shapiro as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock and shares of beneficial interest of the listed funds held of record by the undersigned on May 12, 2000 at the Annual Meeting of Shareholders to be held on July 10, 2000 or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Proposals 1, 2, 3, 4, 5, 6, 7, 8 and 9.

     By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

Please sign exactly as name appears on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, pleases sign in partnership name by authorized persons.

           CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE

                                                                                                                        EXHIBIT A


                                                                           INFORMATION PERTAINING TO EACH FUND


o          General Information Pertaining to the Funds

                                                                     Defined Term Used       Fiscal          State of     Meeting
                Fund                                                 in this Exhibit A     Year End      Organization       Time
                ----                                                 -----------------     --------      ------------     ------
Mercury Global Holdings, Inc. ..................................     Mer Gl Hold             11/30            MD            a.m.
Mercury Internet Strategies Fund, Inc. .........................     Internet                1/31             MD            a.m.
Merrill Lynch Americas Income Fund, Inc. .......................     Am Inc                  12/31            MD            a.m.
Merrill Lynch Corporate Bond Fund, Inc. ........................     Corp Bond               9/30             MD            a.m.
Merrill Lynch Developing Capital Markets Fund, Inc. ............     Dev Cap                 6/30             MD            a.m.
Merrill Lynch Dragon Fund, Inc. ................................     Dragon                  12/31            MD            a.m.
Merrill Lynch EuroFund..........................................     Euro                    10/31            MA            a.m.
Merrill Lynch Global Allocation Fund, Inc. .....................     Gl Al                   10/31            MD            a.m.
Merrill Lynch Global Bond Fund for Investment and
   Retirement...................................................     Gl Bond                 10/31            MA            a.m.
Merrill Lynch Global Financial Services Fund, Inc. .............     Gl Fin                  9/30             MD            a.m.
Merrill Lynch Global SmallCap Fund, Inc. .......................     Gl Small                6/30             MD            a.m.
Merrill Lynch Global Technology Fund, Inc. .....................     Gl Tech                 3/31             MD            a.m.
Merrill Lynch Global Utility Fund, Inc. ........................     Gl Utility              11/30            MD            a.m.
Merrill Lynch Global Value Fund, Inc. ..........................     Gl Val                  12/31            MD            a.m.
Merrill Lynch Healthcare Fund, Inc. ............................     Healthcare              4/30             MD            a.m.
Merrill Lynch High Income Municipal Bond Fund...................     High Income             8/31             MA            a.m.
Merrill Lynch International Equity Fund.........................     Int'l Eq                5/31             MA            a.m.
Merrill Lynch Internet Strategies Fund, Inc. ...................     ML Internet             1/31             MD            a.m.
Merrill Lynch Latin America Fund, Inc. .........................     Latin                   11/30            MD            a.m.
Merrill Lynch Municipal Bond Fund, Inc. ........................     Muni Bond               12/31            MD            a.m.
Merrill Lynch Municipal Intermediate Term Fund of Merrill
   Lynch Municipal Series Trust.................................     Muni Interm             10/31            MA            a.m.
Merrill Lynch Municipal Strategy Fund, Inc. ....................     Muni Strat              10/31            MD            a.m.
Merrill Lynch Pacific Fund, Inc. ...............................     Pacific                 12/31            MD            a.m.
Merrill Lynch Senior Floating Rate Fund, Inc. ..................     Sr Float                8/31             MD            a.m.
Merrill Lynch Senior Floating Rate Fund II, Inc. ...............     Sr Float II             8/31             MD            a.m.
Merrill Lynch Short-Term Global Income Fund, Inc. ..............     Short Gl Inc            12/31            MD            a.m.
Merrill Lynch Strategic Dividend Fund...........................     Strat Div               7/31             MA            a.m.
Merrill Lynch U.S. High Yield Fund, Inc. .......................
(formerly Merrill Lynch Corporate High Yield Fund, Inc.)  ......     U.S. Hi Yield           12/31            MD            a.m.
The Corporate Fund Investment Accumulation
   Program, Inc. ...............................................     Corp Acc                12/31            MD            a.m.
The Municipal Fund Investment Accumulation
   Program, Inc. ...............................................     Muni Acc                12/31            MD            a.m.


                                                                                           Common Stock
                                                                                        Outstanding as of
                                                                                         the Record Date
                                               ----------------------------------------------------------------------------------
FUND
Mer Gl Hold..............................
Internet.................................
Am Inc...................................
Corp Bond................................
Dev Cap..................................
Dragon...................................
Euro.....................................
Gl Al....................................
Gl Bond .................................
Gl Fin...................................
Gl Small ................................
Gl Tech..................................
Gl Utility...............................
Gl Val...................................
Healthcare...............................
High Income..............................
Int'l Eq.................................
ML Internet..............................
Latin....................................
Muni Bond................................
Muni Interm..............................
Muni Strat*..............................
Pacific..................................
Sr Float.................................
Sr Float II..............................
Short Gl Inc.............................
Strat Div................................
U.S. High Yield..........................
Corp Acc.................................
Muni Acc.................................

*As of the Record Date, MuniStrat had _______ shares of AMPS outstanding


     Set forth below is information about when each nominee became a Board Member for the Funds on whose Boards he or she serves.


Fund                       Forbes        Glenn         Montgomery         Reilly        Ryan         Suddarth
----                      ----------    ---------    ----------------    ----------   ---------    -------------
Mer Gl Hold.............     n/a          1999             n/a            [1990]        n/a            n/a
Internet................     n/a          2000             n/a             2000         n/a            2000
Am Inc..................     n/a          1999             n/a             1993         n/a            n/a
Corp Bond...............    1977          1999            1994             1990         1992           n/a
Dev Cap.................     n/a          1999             n/a             1990         n/a            n/a
Dragon..................     n/a          1999             n/a             1992         n/a            n/a
Euro....................     n/a          1999             n/a             1990         n/a            n/a
Gl Al...................     n/a          1999             n/a             1990         n/a            n/a
Gl Bond.................     n/a          1999             n/a            [1991]        n/a            n/a
Gl Fin..................    1999          1999            1999             1999         1999           n/a
Gl Small................     n/a          1999             n/a             1994         n/a            n/a
Gl Tech.................     n/a          1999             n/a            [1998]        n/a            2000
Gl Utility..............    1990          1999            1994             1990         1992           n/a
Gl Val..................     n/a          1999             n/a             1996         n/a            2000
Healthcare..............     n/a          1999             n/a           [      ]       n/a            n/a
High Income.............    1997          1999            1997             1997         1997           n/a
Int'l Eq................     n/a          1999             n/a            [1993]        n/a            n/a
ML Internet.............     n/a          2000             n/a             2000         n/a            2000
Latin...................     n/a          1999             n/a             1991         n/a            n/a
Muni Bond...............    1977          1999            1994             1990         1992           n/a
Muni Interm.............    1986          1999            1994             1990         1992           n/a
Muni Strat..............    1996          1999            1996             1996         1996
Pacific.................     n/a          1999             n/a            [1991]        n/a            n/a
Sr Float................    1989          1999            1994             1990         1992           n/a
Sr Float II.............   [1999]         1999            1999            [1999]       [1999]          n/a
Short Gl Inc............     n/a          1999             n/a             1990         n/a            n/a
Strat Div...............    1987          1999            1994             1990         1992           n/a
U.S. High Yield.........    1998          1999            1998             1998         1998           n/a
Corp Acc................   [1977]         1999            1993             1991         1992           n/a
Muni Acc................   [1977]         1999            1993            [1991]       [1992]          n/a


                            West      Zeikel       Zinbarg
                         ---------   --------    -----------
Mer Gl Hold............  [      ]    [      ]       1994
Internet...............    2000       2000          2000
Am Inc.................    1993       1993          1994
Corp Bond..............    1981       1977          n/a
Dev Cap................    1989       1989          1994
Dragon.................    1992       1992          1994
Euro...................    1986       1986          1994
Gl Al..................    1988       1988          1994
Gl Bond................    1991       1991          1994
Gl Fin.................    1999       1999          n/a
Gl Small...............    1994       1994          1994
Gl Tech................   [1998]     [1998]        [1998]
Gl Utility.............    1990       1990          n/a
Gl Val.................    1996       1996          1996
Healthcare.............  [      ]    [      ]       1994
High Income............    1997       1997          n/a
Int'l Eq...............   [1993]     [1993]         1994
ML Internet............    2000       2000          2000
Latin..................    1991       1991          1994
Muni Bond..............    1981       1977          n/a
Muni Interm............    1986       1986          n/a
Muni Strat.............    1996       1996          n/a
Pacific................   [1991]     [1986]         1994
Sr Float...............    1989       1989          n/a
Sr Float II............   [1999]     [1999]         n/a
Short Gl Inc...........    1990       1990          1994
Strat Div..............    1987       1987          n/a
U.S. High Yield........    1998       1998          n/a
Corp Acc...............    1981      [1977]         n/a
Muni Acc...............   [1981]     [1977]         n/a


     Set forth in the table below is information regarding Board and committee meetings held, and the aggregate fees and expenses paid by each Fund to non-affiliated Board Members during each Fund's most recently completed fiscal year.




                                                     Board
                               -------------------------------------------------
                                 Number of           Annual         Per Meeting
Fund                           Meetings Held*         Fee              Fee**
---------------------------------------------   --------------------------------
Mer Gl Hold..............                          $3,500               $500
Internet.................                          $3,500               $500
Am Inc...................                          $3,500               $500
Corp Bond................                          $4,500               $300
Dev Cap..................                          $3,500               $500
Dragon...................                          $3,500               $500
Euro.....................                          $3,500               $500
Gl Al....................                          $3,500               $500
Gl Bond..................                          $3,500               $500
Gl Fin...................                          $2,000               $400
Gl Small.................                          $3,500               $500
Gl Tech..................                          $3,500               $500
Gl Utility...............                          $2,000               $400
Gl Val...................                          $3,500               $500
Healthcare...............                          $3,500               $500
High Income..............                          $3,000               $300
Int'l Eq.................                          $3,500               $500
ML Internet..............                          $3,500               $500
Latin....................                          $3,500               $500
Muni Bond................                          $3,000               $400
Muni Interm..............                            $800               $100
Muni Strat...............                          $3,000               $300
Pacific..................                          $3,500               $500
Sr Float.................                          $3,000               $300
Sr Float II..............                          $3,000               $300
Short Gl Inc.............                          $3,500               $500
Strat Div................                          $2,000               $400
U.S. High Yield..........                          $3,000               $300
Corp Acc.................                            $800               $100
Muni Acc.................                            $800               $100


                                                                  Audit Committee
                          -------------------------------------------------------------------------------   ----------
                            Number of                                                                        Aggregate
                            Meetings      Annual        Per Meeting     Chairman Annual     Chairman Per     Fees and
                              Held         Fee              Fee**              Fee           Meeting Fee     Expenses
------------------------------------- -------------------------------------------------------------------   ----------
Mer Gl Hold..............                  none           $500                 n/a               $250
Internet.................                  none           $500                 n/a               $250
Am Inc...................                  none           $500                 n/a               $250
Corp Bond................              $  1,400                             $1,000                n/a
Dev Cap..................                  none           $500                 n/a               $250
Dragon...................                  none           $500                 n/a               $250
Euro.....................                  none           $500                 n/a               $250
Gl Al....................                  none           $500                 n/a               $250
Gl Bond..................                  none           $500                 n/a               $250
Gl Fin...................              $    900                             $1,000                n/a
Gl Small.................                  none           $500                 n/a               $250
Gl Tech..................                  none           $500                 n/a               $250
Gl Utility...............              $    900                             $1,000                n/a
Gl Val...................                  none           $500                 n/a               $250
Healthcare...............                  none           $500                 n/a               $250
High Income..............              $    900                             $1,000                n/a
Int'l Eq.................                  none           $500                 n/a               $250
ML Internet..............                  none           $500                 n/a               $250
Latin....................                  none           $500                 n/a               $250
Muni Bond................              $  2,900                             $1,000                n/a
Muni Interm..............              $    300                             $1,000                n/a
Muni Strat...............              $    900                             $1,000                n/a
Pacific..................                  none           $500                 n/a               $250
Sr Float.................              $    900                             $1,000                n/a
Sr Float II..............              $    900                             $1,000                n/a
Short Gl Inc.............                  none           $500                 n/a               $250
Strat Div................              $    900                             $1,000                n/a
U.S. High Yield..........              $    900                             $1,000                n/a
Corp Acc.................              $    300                             $1,000                n/a
Muni Acc.................              $    300                             $1,000                n/a


------------------

*      Includes meetings held via teleconferencing equipment.
**     The fee is payable for each meeting attended in person. No fee is paid for telephonic meetings.


     Set forth in the table below is information regarding compensation paid by each Fund to the non-affiliated Board Members during each Fund's most recently completed fiscal year.



                                                                    Compensation Paid by Each Fund ($)*
                                     --------------------------------------------------------------------------------------------
Fund                                  Forbes        Montgomery        Reilly        Ryan         Suddarth        West     Zinbarg
----                                  ------        ---- ------       ------        ----         --------        ----     -------
Mer Gl Hold........................     n/a             n/a            n/a           n/a            n/a
Internet...........................     n/a             n/a            n/a           n/a            n/a
Am Inc.............................     n/a             n/a            n/a           n/a            n/a
Corp Bond..........................                                                                 n/a                     n/a
Dev Cap............................     n/a             n/a            n/a           n/a            n/a
Dragon.............................     n/a             n/a            n/a           n/a            n/a
Euro...............................     n/a             n/a            n/a           n/a            n/a
Gl Al..............................     n/a             n/a            n/a           n/a            n/a
Gl Bond............................     n/a             n/a            n/a           n/a            n/a
Gl Fin.............................     $0              $0              $0           $0             n/a           $0        n/a
Gl Small...........................     n/a             n/a            n/a           n/a            n/a
Gl Tech............................     n/a             n/a            n/a           n/a
Gl Utility.........................   $4,500          $4,500          $5,500       $4,500           n/a         $4,500      n/a
Gl Val.............................     n/a             n/a            n/a           n/a
Healthcare.........................     n/a             n/a            n/a           n/a            n/a
High Income........................                                                                 n/a                     n/a
Int'l Eq...........................     n/a             n/a            n/a           n/a            n/a
ML Internet........................     n/a             n/a            n/a           n/a            n/a
Latin..............................     n/a             n/a            n/a           n/a            n/a
Muni Bond..........................                                                                 n/a                     n/a
Muni Interm........................                                                                 n/a                     n/a
Muni Strat.........................                                                                 n/a                     n/a
Pacific............................     n/a             n/a            n/a           n/a            n/a
Sr Float...........................                                                                 n/a                     n/a
Sr Float II........................                                                                 n/a                     n/a
Short Gl Inc.......................     n/a             n/a            n/a           n/a            n/a
Strat Div..........................   $4,500          $4,500          $5,500       $4,500           n/a         $4,500      n/a
U.S. High Yield....................                                                                 n/a                     n/a
Corp Acc...........................                                                                 n/a                     n/a
Muni Acc...........................                                                                 n/a                     n/a

------------
* No pension or retirement benefits are accrued as part of Fund expenses.


     Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies, which are advised by FAM and its affiliate, MLAM, including the Funds ("FAM/MLAM Advised Funds"), to the non-affiliated Board Members for the year ended December 31, 1999.


                                           Aggregate Compensation
                                           Paid to Board Members by
Name of Board Member                      FAM/MLAM Advised Funds(1)
--------------------                 ------------------------------

Ronald W. Forbes..................             $213,900
Cynthia A. Montgomery.............             $213,900
Charles C. Reilly.................             $400,025
Kevin A. Ryan.....................             $213,900
Roscoe S. Suddarth................                none(2)
Richard R. West...................             $388,775
Edward D. Zinbarg.................             $140,875


----------------
(1) The Board Members serve on the boards of FAM/MLAM-advised funds as follows: Mr. Forbes (36 registered investment companies consisting of 49 portfolios); Ms. Montgomery (36 registered investment companies consisting of 49 portfolios); Mr. Reilly (57 registered investment companies consisting of 68 portfolios); Mr. Ryan (36 registered investment companies consisting of 49 portfolios); Mr. Suddarth
     (3 registered investment companies consisting of 3 portfolios);
     Mr. West (65 registered investment companies consisting of 72 portfolios); and Mr. Zinbarg (21 registered investment companies consisting of 19 portfolios).
(2) Mr. Suddarth was appointed a Board Member of certain MLAM/FAM-advised Funds on January 20, 2000.

o          Information Pertaining to Officers


Name                            Age          Principal Occupation During Past Five Years

Terry K. Glenn                  59       Executive Vice President of MLAM and FAM since 1983;
                                         Executive Vice President and Director of Princeton Services
                                         since 1993; President of Princeton Funds Distributor, Inc.
                                         ("PFD") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

Robert C. Doll, Jr.             45       Senior Vice President of MLAM and FAM since 1999; Senior Vice
                                         President of Princeton Services since 1999; Chief Investment
                                         Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice
                                         President thereof from 1991 to 1999.

Vincent R. Giordano             54       Senior Vice President of FAM and MLAM since 1984; Portfolio
                                         Manager of FAM and MLAM since 1977; Senior Vice President of
                                         Princeton Services since 1993.

Joseph T. Monagle, Jr.          52       Senior Vice President of MLAM and FAM since 1990; Department
                                         Head of the Global Fixed Income Division of MLAM and FAM since
                                         1997; Senior Vice President of Princeton Services since 1993.

Donald C. Burke                 39       Senior Vice President and Treasurer of MLAM and FAM since 1999;
                                         Senior Vice President and Treasurer of Princeton Services since
                                         1999; Vice President of PFD since 1999; First Vice President of
                                         MLAM from 1997 to 1999; Vice President of MLAM from 1990 to
                                         1997; Director of Taxation of MLAM since 1990.

Christopher G. Ayoub            44       First Vice President of MLAM since 1997; Vice President of MLAM from 1985 to 1997; Assistant Vice President of MLAM from 1984 to
                                         1985.

Kenneth L. Chiang               37       First Vice President of MLAM since 1998; Managing Partner of
                                         Samuel Asset Management from 1997 to 1998; Vice President and
                                         Portfolio Manager of MLAM from 1993 to 1997.

James Ellman                    31       First Vice President of MLAM since 1999; Portfolio Manager with
                                         AIM Advisors, Inc. and its predecessors from 1995 and 1999.

Lawrence R. Fuller              58       First Vice President of MLAM since 1997 and Vice President of
                                         MLAM from 1992 to 1997.

Bryan N. Ison                   44       First Vice President of MLAM since 1997.  Vice President of MLAM from 1985 to 1997; Portfolio Manager of MLAM since 1984.

Clive D. Lang                   49       Vice President of MLAM since 1997; associated with Merrill Lynch
                                         Asset Management U.K. Limited ("MLAM U.K.") since 1997 and prior to that was the Chief Investment Officer of Panagora Asset
                                         Management Limited.

Vincent T. Lathbury, III        59       First Vice President of MLAM since 1997; Vice President of MLAM from 1982 to 1997; Portfolio Manager of MLAM since 1982.

Paul Gerard Meeks               37       First Vice President and Portfolio Manager of MLAM since May
                                         1998; various positions with Jurika & Voyles, L.P. from 1994 to
                                         1998, including technology analyst from 1994 to 1998, director of research from 1995 to 1998, principal from 1996 to 1998 and portfolio manager of the Jurika & Voyles Mini-Cap Fund from 1997 to 1998.

A. Grace Pineda                 43       First Vice President of MLAM since 1997; Senior Portfolio Manager of MLAM since 1987; Vice President of MLAM from 1989 to 1997.

Walter D. Rogers                57       First Vice President of MLAM since 1997; Vice President of MLAM since 1987.

Jordan C. Schreiber             69       First Vice President of MLAM since 1997; Vice President of MLAM from 1983 to 1997; Portfolio Manager with MLAM since 1983.

Stephen I. Silverman            49       First Vice President of MLAM since 1997 and Portfolio Manager of
                                         MLAM since 1983; Vice President of MLAM from 1993 to 1997.

Kara W.Y. Tan Bhala             40       First Vice President of MLAM since 1997; Vice President of MLAM from 1992 to 1997; Senior Portfolio Manager of MLAM and FAM since 1992.

Hubertus Aarts                  36       Vice President and Portfolio Manager of MLAM UK  since 1995;
                                         Portfolio Manager with Mees Pierson from 1993 to 1995 and with its predecessor, Pierson Heldring & Pierson, from 1990 to 1993.

William R. Bock                 63       Vice President of MLAM since 1989.

Robert A. DiMella, CFA          32       Vice President of MLAM since 1997; Assistant Vice President of
                                         MLAM from 1995 to 1997; Assistant Portfolio Manager of MLAM from
                                         1993 to 1995.

Harry J. Escobar                54       Director (Global Fixed Income) of MLAM since 1998; Senior Vice
                                         President in the Fixed Income Group at Lehman Brothers, Inc.
                                         from 1991 to 1998.

Edward F. Gobora                34       Vice President and Portfolio Manager with MLAM since 1993.

Kenneth A. Jacob                48       First Vice President of MLAM since 1997; Vice President of MLAM from 1984 to 1997; Vice President of FAM since 1984.

Richard C. Kilbride             44       First Vice President of MLAM since 1999; Managing Director of
                                         Merrill Lynch Mercury Asset Management and Hotchkis and Wiley
                                         from 1997 to 1999; Managing Director of Global Fixed Income at
                                         Merrill Lynch Global Asset Management, Ltd., from 1995 to 1997;
                                         Vice President of MLAM from 1990 to 1995.

John Loffredo, CFA              35       Vice President of MLAM since 1991.

Gilles Marchand                 36       Vice President of MLAM since 1997; Credit Analyst at MLAM from
                                         1996 to 1997; Security Analyst at Massachusetts Mutual Insurance
                                         Company from 1990 to 1996.

Walter O'Connor                 37       Director (Municipal Tax-Exempt) of MLAM since 1997; Vice
                                         President of MLAM from 1993 to 1997.

Roberto W. Roffo                33       Vice President of MLAM since 1996; Portfolio Manager with MLAM since 1992.

Romualdo Roldan                 53       Vice President of MLAM since 1998; Senior Vice President of
                                         Santander Investment Securities from 1995 to 1998.

James E. Russell                46       First Vice President of MLAM since 1997; Vice President of MLAM from 1992 to 1997.

Dennis Stattman                 48       First Vice President of MLAM since 1998; Vice President of MLAM from 1989 to 1998.

Peter J. Hayes                  40       First Vice President of MLAM since 1997; Vice President of MLAM from 1988 to 1997.

Theodore R. Jaeckel             38       Director (Municipal Tax-Exempt Fund Management) of MLAM since
                                         1997; Vice President of MLAM since 1991.

Aldona Schwartz                 50       Vice President of MLAM since 1980.

Susan B. Baker                  42       Director (Legal Advisory) of MLAM since 1999; Vice President of
                                         MLAM from 1993 to 1999; attorney associated with MLAM since 1987.

Phillip S. Gillespie            36       Director (Legal Advisory) of MLAM since _______; attorney associated with MLAM and FAM since 1998; Assistant General Counsel of Chancellor
                                         LGT Asset Management Inc. from 1997 to 1998; Senior Counsel and
                                         Attorney in the Division of Investment Management and the Office
                                         of General Counsel at the U.S. Securities and Exchange
                                         Commission from 1993 to 1997.

Robert Harris                   47       First Vice President of MLAM since 1997; Vice President of MLAM from 1984 to 1997; attorney associated with MLAM since 1980;
                                         Secretary of PFD since 1982.

Bradley J. Lucido               35       Vice President of MLAM since 1999; attorney with MLAM since
                                         1995; attorney in private practice from 1991 to 1995.

Lori A. Martin                  37       Vice President of MLAM since 1998; attorney in private practice from 1989 to 1998.

Allan J. Oster                  37       Vice President of MLAM since 2000; attorney with MLAM from 1999 to 2000; associate with Drinker, Biddle & Reath LLP from 1996 to
                                         1999; Senior Counsel with the U.S. Securities and Exchange
                                         Commission from 1991 to 1996.

Robert E. Putney, III           39       Director (Legal Advisory) of MLAM and Princeton Adminstrators,
                                         L.P. since 1997; Vice President of MLAM from 1994 to 1997; Vice
                                         President of Princeton Administrators, L.P. from 1996 to 1997;
                                         attorney with MLAM from 1991 to 1994.

Ira P. Shapiro                  36       First Vice President of MLAM since 1998; Director (Legal
                                         Advisory) of MLAM from 1997 to 1998; Vice President of MLAM from
                                         1996 to 1997; attorney with MLAM and FAM from 1993 to 1996.

William E. Zitelli              31       Vice President of MLAM since 2000; Attorney with MLAM since 1998;
                                         attorney associated with Pepper Hamilton LLP from 1997 to 1998; attorney associated with Reboul, MacMurray, Hewitt, Maynard & Kristol from 1994 to 1997.


Set forth in the table below are the names of the officers of each of the Funds, and the years in which they were first elected to their respective offices.



-------------------------      --------      -------      ------      ---------      -------      --------      --------

                                 Mer          Inter-                     Corp          Dev
     Name       Office         GI Hold         net        AmInc         Bond          Cap         Dragon         Euro
-------------------------      --------      -------      ------      ---------      -------      --------      --------


  Terry K.    President*        1999          2000         1999         [     ]        1997         1999          1999
    Glenn     Executive        [1995]                     [1994]        [     ]       [1989]       [1992]        [1987]
              Vice
              President
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

  Robert C.   Senior           [1999]         2000          --            --          1999          1999         [1999]
  Doll, Jr.   Vice
              President
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

 Vincent R.   Senior             --           --            --            --           --            --           --
  Giordano    Vice
              President
              Vice Pres.
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

  Joseph T.   Senior             --           --          [1993]        [     ]        --            --           --
Monagle, Jr.  Vice
              President
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

  Donald C.   Vice
    Burke     President         1996          2000        [1994]        [     ]        1997        [1993]         1993
              Treasurer         1999          2000         1999         [     ]        1999         1999          1999
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

 Christopher  Senior             --           --            --          [     ]        --            --           --
  L. Ayoub    Vice
              President
              and
              Portfolio
               Manager
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

 Kenneth L.   Senior             --           --            --            --           --            --           --
   Chiang     Vice
              President
              Vice Pres.
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

James Ellman  Senior             --           --            --            --           --            --           --
              Vice
              President
              and
              Portfolio
               Manager
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

 Lawrence R.  Senior           [1998]         --            --            --           --            --           --
   Fuller     Vice
              President
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

Bryan N. Ison Senior             --           --            --            --           --            --           --
              Vice
              President
              Vice
              President
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

Clive D. Lang Senior             --           --            --            --           --            --           --
              Vice
              President
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

 Vincent T.   Senior             --           --            --          [     ]        --            --           --
Lathbury III  Vice
              President
              and
              Portfolio
               Manager
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

Paul G. Meeks Senior             --           2000          --            --           --            --           --
              Vice
              President
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

  A. Grace    Senior             --           --            --            --          [1989]         --           --
   Pineda     Vice
              President;
              Vice Pres.
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

  Walter D.   Senior             --           --            --            --           --            --           --
   Rogers     Vice
              President
              and
              Portfolio
               Manager
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

  Jordan C.   Senior             --           --            --            --           --            --           --
  Schreiber   Vice
              President
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

 Stephen I.   Senior             --           --            --            --           --            --           --
  Silverman   Vice
              President;
              Vice
              President
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

  Kara W.Y.   Senior             --           --            --            --           --          [1993]        [    ]
  Tan Bhala   Vice                                                                                 [1992]
              President
              Vice Pres.
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

  Hubertus    Vice               --           --            --            --           --            --           --
    Aarts     President
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

 William R.   Vice               --           --            --            --           --            --           --
    Bock      President
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

  Robert A.   Vice               --           --            --            --           --            --           --
   DiMella    President
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

  Harry J.    Vice               --           --            --            --           --            --           --
   Escobar    President
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

  Edward F.   Vice               --           --            --            --           --            --           --
   Gobora     President
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

 Kenneth A.   Vice               --           --            --            --           --            --           --
    Jacob     President
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

 Richard C.   Vice               --           --            --            --           --            --           --
  Kilbride    President
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

    John      Vice               --           --            --            --           --            --           --
Loffredo,    President
    CFA
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

   Gilles     Vice               --           --            --            --           --            --           --
  Marchand    President
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

   Walter     Vice               --           --            --            --           --            --           --
  O'Connor    President
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

 Roberto W.   Vice               --           --            --            --           --            --           --
    Roffo     President
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

  Romualdo    Vice               --           --           1999           --           --            --           --
   Roldan     President
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

  James E.    Vice               --           --            --            --           --            --           --
   Russell    President
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

  Dennis W.   Vice               --           --            --            --           --            --           --
  Stattman    President
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

  Peter S.    Vice               --           --            --            --           --            --           --
    Hayes     President
              and
              Portfolio
               Manager
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

 Theodore R.  Vice               --           --            --            --           --            --           --
Jaeckel, Jr.  President
              and
              Portfolio
               Manager
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

   Aldona     Vice               --           --            --            --           --            --           --
  Schwartz    President
              and
              Portfolio
               Manager
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

  Susan B.                       --           2000          --            --          [    ]         --           --
    Baker     Secretary
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

 Phillip S.                      --           --            --            --           --           1998          --
  Gillespie   Secretary
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

Robert Harris Secretary         1995          --            --            --           --            --           --
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

 Bradley J.                      --           --            --            --           --            --           --
   Lucido     Secretary
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

   Lori A.                       --           --            --            --           --            --           --
   Martin     Secretary
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

  Allan J.                       --           --           2000           --           --            --           --
    Oster     Secretary
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

  Robert E.                      --           --            --            --           --            --          [1999]
 Putney, III  Secretary
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

   Ira P.                        --           --            --            --           --            --           --
   Shapiro    Secretary
-------------------------      --------      -------      ------      ---------      -------      --------      --------
-------------------------      --------      -------      ------      ---------      -------      --------      --------

 William E.                      --           --            --          [     ]        --            --           --
   Zitelli    Secretary
-------------------------      --------      -------      ------      ---------      -------      --------      --------



-------------------------            -------      --------      --------      --------      -----      ---------      --------

                                                     G1                         G1            G1           G1
     Name       Office                Gl Al         Bond         Gl Fin        Small         Tech        Utility       Gl Val
-------------------------            -------      --------      --------      --------      -----      ---------      --------


  Terry K.    President*              1999          1998          1999         1999         [   [         1999          1999
    Glenn     Executive               1988         [1991]         --          [1994]        [   [          --           1996
              Vice
              President
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

  Robert C.   Senior                 1999            --           1999          --          1999          1999         1999
  Doll, Jr.   Vice
              President
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

 Vincent R.   Senior                   --            --           --            --           --            --            --
  Giordano    Vice
              President
              Vice Pres.
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

  Joseph T.   Senior                   --          [1997]         --            --           --            --            --
Monagle, Jr.  Vice
              President
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

  Donald C.   Vice
    Burke     President               1995          1995          1999         1994         1999          1995         1996
              Treasurer               1999          1999          1999         1999         1999          1999         1999
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

 Christopher  Senior                   --            --           --            --           --            --            --
  L. Ayoub    Vice
              President
              and
              Portfolio
               Manager
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

 Kenneth L.   Senior                   --            --           --          1994           --            --            --
   Chiang     Vice                                                            [1996]
              President
              Vice Pres.
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

James Ellman  Senior                   --            --           1999          --           --            --            --
              Vice
              President
              and
              Portfolio
               Manager
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

 Lawrence R.  Senior                   --            --           --            --           --            --            --
   Fuller     Vice
              President
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

Bryan N. Ison Senior                 1997            --           --            --           --            --            --
              Vice                   1988
              President
              Vice
              President
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

Clive D. Lang Senior                   --            --           --            --           --            --            --
              Vice
              President
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

 Vincent T.   Senior                   --            --           --            --           --            --            --
Lathbury III  Vice
              President
              and
              Portfolio
               Manager
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

Paul G. Meeks Senior                   --            --           --            --          1999           --            --
              Vice
              President
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

  A. Grace    Senior                   --            --           --            --           --            --            --
   Pineda     Vice
              President;
              Vice Pres.
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

  Walter D.   Senior                   --            --           --            --           --           1997           --
   Rogers     Vice
              President
              and
              Portfolio
               Manager
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

  Jordan C.   Senior                   --            --           --            --           --            --            --
  Schreiber   Vice
              President
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

 Stephen I.   Senior                   --            --           --            --           --            --           1997
  Silverman   Vice                                                                                                      1996
              President;
              Vice
              President
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

  Kara W.Y.   Senior                   --            --           --            --           --            --            --
  Tan Bhala   Vice
              President
              Vice Pres.
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

  Hubertus    Vice                     --            --           --          [1998]         --            --            --
    Aarts     President
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

 William R.   Vice                     --            --           --            --           --            --            --
    Bock      President
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

  Robert A.   Vice                     --            --           --            --           --            --            --
   DiMella    President
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

  Harry J.    Vice                     --          [1999]         --            --           --            --            --
   Escobar    President
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

  Edward F.   Vice                     --            --           --            --           --            --            --
   Gobora     President
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

 Kenneth A.   Vice                     --            --           --            --           --            --            --
    Jacob     President
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

 Richard C.   Vice                     --            --           --            --           --            --            --
  Kilbride    President
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

    John      Vice                     --            --           --            --           --            --            --
Loffredo,   President
    CFA
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

   Gilles     Vice                     --            --           --            --           --            --            --
  Marchand    President
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

   Walter     Vice                     --            --           --            --           --            --            --
  O'Connor    President
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

 Roberto W.   Vice                     --            --           --            --           --            --            --
    Roffo     President
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

  Romualdo    Vice                     --            --           --            --           --            --            --
   Roldan     President
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

  James E.    Vice                     --            --           --          [1994]         --            --            --
   Russell    President
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

  Dennis W.   Vice                    1996           --           --            --           --            --            --
  Stattman    President
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

  Peter S.    Vice                     --            --           --            --           --            --            --
    Hayes     President
              and
              Portfolio
               Manager
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

 Theodore R.  Vice                     --            --           --            --           --            --            --
Jaeckel, Jr.  President
              and
              Portfolio
               Manager
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

   Aldona     Vice                     --            --           --            --           --            --            --
  Schwartz    President
              and
              Portfolio
               Manager
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

  Susan B.                             --            --           --           1999          --            --            --
    Baker     Secretary
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

 Phillip S.                           1998           --           --            --           --            --            --
  Gillespie   Secretary
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

Robert Harris Secretary                --            --           --            --           --            --            --
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

 Bradley J.                            --            --           --            --           --            --            --
   Lucido     Secretary
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

   Lori A.                             --            --           --            --           --            --           1999
   Martin     Secretary
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

  Allan J.                             --            --           --            --           --            --            --
    Oster     Secretary
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

  Robert E.                            --            --           --            --           1999          --            --
 Putney, III  Secretary
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

   Ira P.                              --           1999          1999          --           --           1999           --
   Shapiro    Secretary
-------------------------            -------      --------      --------      --------      -----      ---------      --------
-------------------------            -------      --------      --------      --------      -----      ---------      --------

 William E.                            --            --           --            --           --            --            --
   Zitelli    Secretary
-------------------------            -------      --------      --------      --------      -----      ---------      --------


-------------------------            --------      -------      -------      ---------      --------      --------      -------

                                      Health-       High         Int'l           ML                        Muni          Muni
     Name       Office                 Care        Income          Eq         Internet       Latin         Bond          Strat
-------------------------            --------      -------      -------      ---------      --------      --------      -------
  Terry K.    President*               1999         1999          1999          2000          1999        [     ]       1999
    Glenn     Executive               [1992]       [1990]         1994                       [1991]       [     ]       [1997]
              Vice
              President
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

  Robert C.   Senior                  [1999]         --          1999           2000          1999          --            --
  Doll, Jr.   Vice
              President
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

 Vincent R.   Senior                   --           1993          --            --            --          [     ]       [1997]
  Giordano    Vice                                 [1990]
              President
              Vice Pres.
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

  Joseph T.   Senior                   --            --           --            --            --            --            --
Monagle, Jr.  Vice
              President
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

  Donald C.   Vice
    Burke     President                1993         1994          1994          2000          1995        [     ]       [1983]
              Treasurer                1999         1999          1999          2000          1999        [     ]       1999
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

 Christopher  Senior                   --            --           --            --            --            --            --
  L. Ayoub    Vice
              President
              and
              Portfolio
               Manager
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

 Kenneth L.   Senior                   --            --           --            --            --            --            --
   Chiang     Vice
              President
              Vice Pres.
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

James Ellman  Senior                   --            --           --            --            --            --            --
              Vice
              President
              and
              Portfolio
               Manager
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

 Lawrence R.  Senior                   --            --           --            --            --            --            --
   Fuller     Vice
              President
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

Bryan N. Ison Senior                   --            --           --            --            --            --            --
              Vice
              President
              Vice
              President
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

Clive D. Lang Senior                   --            --           1998          --            --            --            --
              Vice
              President
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

 Vincent T.   Senior                   --            --           --            --            --            --            --
Lathbury III  Vice
              President
              and
              Portfolio
               Manager
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

Paul G. Meeks Senior                   --            --           --            2000          --            --            --
              Vice
              President
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

  A. Grace    Senior                   --            --           --            --           [1992]         --            --
   Pineda     Vice
              President;
              Vice Pres.
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

  Walter D.   Senior                   --            --           --            --            --            --            --
   Rogers     Vice
              President
              and
              Portfolio
               Manager
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

  Jordan C.   Senior                   1998          --           --            --            --            --            --
  Schreiber   Vice
              President
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

 Stephen I.   Senior                   --            --           --            --            --            --            --
  Silverman   Vice
              President;
              Vice
              President
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

  Kara W.Y.   Senior                   --            --           --            --            --            --            --
  Tan Bhala   Vice
              President
              Vice Pres.
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

  Hubertus    Vice                     --            --           --            --            --            --            --
    Aarts     President
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

 William R.   Vice                     --            --           --            --            --            --            --
    Bock      President
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

  Robert A.   Vice                     --            --           --            --            --            --           1997
   DiMella    President
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

  Harry J.    Vice                     --            --           --            --            --            --            --
   Escobar    President
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

  Edward F.   Vice                     --            --           --            --            --            --            --
   Gobora     President
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

 Kenneth A.   Vice                     --           1990          --            --            --          [     ]       [1996]
    Jacob     President
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

 Richard C.   Vice                     --            --           --            --            --            --            --
  Kilbride    President
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

    John      Vice                     --           1997          --            --            --            --          [1997]
Loffredo, CFA President
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

   Gilles     Vice                     --            --           --            --            --            --            --
  Marchand    President
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

   Walter     Vice                     --            --           --            --            --          [     ]         --
  O'Connor    President
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

 Roberto W.   Vice                     --            --           --            --            --            --            --
    Roffo     President
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

  Romualdo    Vice                     --            --           --            --            --            --            --
   Roldan     President
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

  James E.    Vice                     --            --           --            --            --            --            --
   Russell    President
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

  Dennis W.   Vice                     --            --           --            --            --            --            --
  Stattman    President
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

  Peter S.    Vice                     --            --           --            --            --          [     ]         --
    Hayes     President
              and
              Portfolio
               Manager
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

 Theodore R.  Vice                     --           1995          --            --            --            --            --
Jaeckel, Jr.  President
              and
              Portfolio
               Manager
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

   Aldona     Vice                     --            --           --            --            --            --            --
  Schwartz    President
              and
              Portfolio
               Manager
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

  Susan B.                             --            --           --            2000         1999           --            --
    Baker     Secretary
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

 Phillip S.                            --            --           --            --            --            --            --
  Gillespie   Secretary
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

Robert Harris Secretary               [1992]         --           1999          --            --            --            --
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

 Bradley J.                            --            --           --            --            --            --            --
   Lucido     Secretary
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

   Lori A.                             --            --           --            --            --            --            --
   Martin     Secretary
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

  Allan J.                             --            --           --            --            --            --            --
    Oster     Secretary
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

  Robert E.                            --            --           --            --            --            --            --
 Putney, III  Secretary
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

   Ira P.                              --            --           --            --            --            --            --
   Shapiro    Secretary
-------------------------            --------      -------      -------      ---------      --------      --------      -------
-------------------------            --------      -------      -------      ---------      --------      --------      -------

 William E.                            --           1999          --            --            --          [     ]       [    ]
   Zitelli    Secretary
-------------------------            --------      -------      -------      ---------      --------      --------      -------



-------------------------            --------      -------      --------      -------      --------      -------      ---------
                                                                               Sr
                                       Muni                       Sr          Float         Short         Strat         U.S.
     Name       Office                Interm       Pacific       Float          II          Gl Inc         Div         HiYield
-------------------------            --------      -------      --------      -------      --------      -------      ---------
  Terry K.    President*              1999          1999          1999        1999          1999           1999        [     ]
    Glenn     Executive               1986          1986         [1995]       [   ]         [1990]         1987        [     ]
              Vice
              President
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

  Robert C.   Senior                   --           1999          --            --            --           1999          --
  Doll, Jr.   Vice
              President
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

 Vincent R.   Senior                  1986           --           --            --            --           --            --
  Giordano    Vice
              President
              Vice Pres.
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

  Joseph T.   Senior                   --            --          1996         1999          [1993]         --          [     ]
Monagle, Jr.  Vice
              President
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

  Donald C.   Vice
    Burke     President               1993          1993         [1995]       1999           1993          1995        [     ]
              Treasurer               1999          1999         1999         1999           1999          1999        [     ]
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

 Christopher  Senior                   --            --           --            --            --           --            --
  L. Ayoub    Vice
              President
              and
              Portfolio
               Manager
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

 Kenneth L.   Senior                   --            --           --            --            --           --            --
   Chiang     Vice
              President
              Vice Pres.
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

James Ellman  Senior                   --            --           --            --            --           --            --
              Vice
              President
              and
              Portfolio
               Manager
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

 Lawrence R.  Senior                   --            --           --            --            --           --            --
   Fuller     Vice
              President
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

Bryan N. Ison Senior                   --            --           --            --            --           --            --
              Vice
              President
              Vice
              President
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

Clive D. Lang Senior                   --            --           --            --            --           --            --
              Vice
              President
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

 Vincent T.   Senior                   --            --           --            --            --           --          [     ]
Lathbury III  Vice
              President
              and
              Portfolio
               Manager
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

Paul G. Meeks Senior                   --            --           --            --            --           --            --
              Vice
              President
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

  A. Grace    Senior                   --            --           --            --            --           --            --
   Pineda     Vice
              President;
              Vice Pres.
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

  Walter D.   Senior                   --            --           --            --            --           1997          --
   Rogers     Vice
              President
              and
              Portfolio
               Manager
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

  Jordan C.   Senior                   --            --           --            --            --           --            --
  Schreiber   Vice
              President
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

 Stephen I.   Senior                   --           1997          --            --            --           --            --
  Silverman   Vice                                  1986
              President;
              Vice
              President
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

  Kara W.Y.   Senior                   --            --           --            --            --           --            --
  Tan Bhala   Vice
              President
              Vice Pres.
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

  Hubertus    Vice                     --            --           --            --            --           --            --
    Aarts     President
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

 William R.   Vice                     1997          --           --            --            --           --            --
    Bock      President
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

  Robert A.   Vice                     --            --           --            --            --           --            --
   DiMella    President
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

  Harry J.    Vice                     --            --           --            --            --           --            --
   Escobar    President
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

  Edward F.   Vice                     --            --           --            --          [1993]         --            --
   Gobora     President
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

 Kenneth A.   Vice                     1987          --           --            --            --           --            --
    Jacob     President
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

 Richard C.   Vice                     --            --           1999         1999           --           --            --
  Kilbride    President
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

    John      Vice                     --            --           --            --            --           --            --
Loffredo, CFA President
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

   Gilles     Vice                     --            --           1999         1999           --           --            --
  Marchand    President
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

   Walter     Vice                     --            --           --            --            --           --            --
  O'Connor    President
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

 Roberto W.   Vice                     --            --           --            --            --           --            --
    Roffo     President
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

  Romualdo    Vice                     --            --           --            --            --           --            --
   Roldan     President
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

  James E.    Vice                     --          [     ]        --            --            --           --            --
   Russell    President
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

  Dennis W.   Vice                     --            --           --            --            --           --            --
  Stattman    President
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

  Peter S.    Vice                     --            --           --            --            --           --            --
    Hayes     President
              and
              Portfolio
               Manager
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

 Theodore R.  Vice                     --            --           --            --            --           --            --
Jaeckel, Jr.  President
              and
              Portfolio
               Manager
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

   Aldona     Vice                     --            --           --            --            --           --          [     ]
  Schwartz    President
              and
              Portfolio
               Manager
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

  Susan B.                             --            --           --            --            --           --            --
    Baker     Secretary
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

 Phillip S.                            --            --           --            --            --           --            --
  Gillespie   Secretary
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

Robert Harris Secretary                --            --           --            --            --           --            --
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

 Bradley J.                            --            --           1999        1999            --           --            --
   Lucido     Secretary
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

   Lori A.                             --           1999          --            --            --           --            --
   Martin     Secretary
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

  Allan J.                             --            --           --            --           2000          --            --
    Oster     Secretary
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

  Robert E.                            --            --           --            --            --           --            --
 Putney, III  Secretary
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

   Ira P.                              --            --           --            --            --           1999          --
   Shapiro    Secretary
-------------------------            --------      -------      --------      -------      --------      -------      ---------
-------------------------            --------      -------      --------      -------      --------      -------      ---------

 William E.                            1999          --           --            --            --           --          [     ]
   Zitelli    Secretary
-------------------------            --------      -------      --------      -------      --------      -------      ---------

START

-------------------------            -------      --------

                                      Corp         Muni
     Name       Office                 Acc          Acc
-------------------------            -------      --------
  Terry K.    President*             [    ]       [     ]
    Glenn     Executive              [    ]       [     ]
              Vice
              President
-------------------------            -------      --------
-------------------------            -------      --------

  Robert C.   Senior                  --            --
  Doll, Jr.   Vice
              President
-------------------------            -------      --------
-------------------------            -------      --------

 Vincent R.   Senior                  --          [     ]
  Giordano    Vice
              President
              Vice Pres.
-------------------------            -------      --------
-------------------------            -------      --------

  Joseph T.   Senior                 [    ]         --
Monagle, Jr.  Vice
              President
-------------------------            -------      --------
-------------------------            -------      --------

  Donald C.   Vice
    Burke     President              [    ]       [     ]
              Treasurer              [    ]       [     ]
-------------------------            -------      --------
-------------------------            -------      --------

 Christopher  Senior                 [    ]         --
  L. Ayoub    Vice
              President
              and
              Portfolio
               Manager
-------------------------            -------      --------
-------------------------            -------      --------

 Kenneth L.   Senior                  --            --
   Chiang     Vice
              President
              Vice Pres.
-------------------------            -------      --------
-------------------------            -------      --------

James Ellman  Senior                  --            --
              Vice
              President
              and
              Portfolio
               Manager
-------------------------            -------      --------
-------------------------            -------      --------

 Lawrence R.  Senior                  --            --
   Fuller     Vice
              President
-------------------------            -------      --------
-------------------------            -------      --------

Bryan N. Ison Senior                  --            --
              Vice
              President
              Vice
              President
-------------------------            -------      --------
-------------------------            -------      --------

Clive D. Lang Senior                  --            --
              Vice
              President
-------------------------            -------      --------
-------------------------            -------      --------

 Vincent T.   Senior                  --            --
Lathbury III  Vice
              President
              and
              Portfolio
               Manager
-------------------------            -------      --------
-------------------------            -------      --------

Paul G. Meeks Senior                  --            --
              Vice
              President
-------------------------            -------      --------
-------------------------            -------      --------

  A. Grace    Senior                  --            --
   Pineda     Vice
              President;
              Vice Pres.
-------------------------            -------      --------
-------------------------            -------      --------

  Walter D.   Senior                  --            --
   Rogers     Vice
              President
              and
              Portfolio
               Manager
-------------------------            -------      --------
-------------------------            -------      --------

  Jordan C.   Senior                  --            --
  Schreiber   Vice
              President
-------------------------            -------      --------
-------------------------            -------      --------

 Stephen I.   Senior                  --            --
  Silverman   Vice
              President;
              Vice
              President
-------------------------            -------      --------
-------------------------            -------      --------

  Kara W.Y.   Senior                  --            --
  Tan Bhala   Vice
              President
              Vice Pres.
-------------------------            -------      --------
-------------------------            -------      --------

  Hubertus    Vice                    --            --
    Aarts     President
-------------------------            -------      --------
-------------------------            -------      --------

 William R.   Vice                    --            --
    Bock      President
-------------------------            -------      --------
-------------------------            -------      --------

  Robert A.   Vice                    --            --
   DiMella    President
-------------------------            -------      --------
-------------------------            -------      --------

  Harry J.    Vice                    --            --
   Escobar    President
-------------------------            -------      --------
-------------------------            -------      --------

  Edward F.   Vice                    --            --
   Gobora     President
-------------------------            -------      --------
-------------------------            -------      --------

 Kenneth A.   Vice                    --          [     ]
    Jacob     President
-------------------------            -------      --------
-------------------------            -------      --------

 Richard C.   Vice                    --            --
  Kilbride    President
-------------------------            -------      --------
-------------------------            -------      --------

    John      Vice                    --            --
Loffredo, CFA President
-------------------------            -------      --------
-------------------------            -------      --------

   Gilles     Vice                    --            --
  Marchand    President
-------------------------            -------      --------
-------------------------            -------      --------

   Walter     Vice                    --            --
  O'Connor    President
-------------------------            -------      --------
-------------------------            -------      --------

 Roberto W.   Vice                    --          [     ]
    Roffo     President
-------------------------            -------      --------
-------------------------            -------      --------

  Romualdo    Vice                    --            --
   Roldan     President
-------------------------            -------      --------
-------------------------            -------      --------

  James E.    Vice                    --            --
   Russell    President
-------------------------            -------      --------
-------------------------            -------      --------

  Dennis W.   Vice                    --            --
  Stattman    President
-------------------------            -------      --------
-------------------------            -------      --------

  Peter S.    Vice                    --            --
    Hayes     President
              and
              Portfolio
               Manager
-------------------------            -------      --------
-------------------------            -------      --------

 Theodore R.  Vice                    --            --
Jaeckel, Jr.  President
              and
              Portfolio
               Manager
-------------------------            -------      --------
-------------------------            -------      --------

   Aldona     Vice                    --            --
  Schwartz    President
              and
              Portfolio
               Manager
-------------------------            -------      --------
-------------------------            -------      --------

  Susan B.                            --            --
    Baker     Secretary
-------------------------            -------      --------
-------------------------            -------      --------

 Phillip S.                           --            --
  Gillespie   Secretary
-------------------------            -------      --------
-------------------------            -------      --------

Robert Harris Secretary               --            --
-------------------------            -------      --------
-------------------------            -------      --------

 Bradley J.                           --            --
   Lucido     Secretary
-------------------------            -------      --------
-------------------------            -------      --------

   Lori A.                            --            --
   Martin     Secretary
-------------------------            -------      --------
-------------------------            -------      --------

  Allan J.                            --            --
    Oster     Secretary
-------------------------            -------      --------
-------------------------            -------      --------

  Robert E.                           --            --
 Putney, III  Secretary
-------------------------            -------      --------
-------------------------            -------      --------

   Ira P.                            [    ]         --
   Shapiro    Secretary
-------------------------            -------      --------
-------------------------            -------      --------

 William E.                           --          [     ]
   Zitelli    Secretary
-------------------------            -------      --------


                                                                     EXHIBIT B



                                                                OPEN-END FUNDS
                                                         MARYLAND CORPORATIONS

                                [NAME OF FUND]
                         ARTICLES OF AMENDMENT TO THE
                           ARTICLES OF INCORPORATION



     [Name of Fund], a Maryland corporation (the "Corporation"), does hereby certify to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The charter of the Corporation is hereby amended by deleting
Article II, Section (2) in its entirety and inserting the following in lieu thereof:

     "(2) To hold, invest and reinvest its assets in securities, and in connection therewith, without limiting the foregoing, to hold part or all of its assets (a) in cash and/or (b) in shares of another corporation known in the investment company industry as a master fund in a master/feeder structure, which corporation holds securities and other assets for investment purposes (the "Master Fund")."

     SECOND: The charter of the Corporation is hereby further amended by adding the following provision as Article II, Section (5), and renumbering
Article II, Section (5) thereof as Article II, Section (6):

     "(5) To transfer all or substantially all the assets of the Corporation (or the assets of any series thereof) to the Master Fund, in exchange for shares in the Master Fund or for such other consideration as permitted by the General Laws of the State of Maryland and the Investment Company Act of 1940, as amended (all without the vote or consent of the stockholders of the Corporation), and all such actions, regardless of the frequency with which they are pursued, shall be deemed in furtherance of the ordinary, usual and customary business of the Corporation."

     THIRD: The charter of the Corporation is hereby further amended by deleting Article IV, Section (5) in its entirety and inserting the following in lieu thereof:

     "(5) Unless otherwise expressly provided in the charter of the Corporation, including those matters set forth in Article II, Sections
     (2), (4) and (5) hereof and including any Articles Supplementary creating any class or series of capital stock, on each matter submitted to a vote of stockholders, each holder of a share of capital stock of the Corporation shall be entitled to one vote for each share standing in such holder's name on the books of the Corporation, irrespective of the class or series thereof, and all shares of all classes and series shall vote together as a single class; provided, however, that (a) as to any matter with respect to which a separate vote of any class or series is required by the Investment Company Act of 1940, as amended, and in effect from time to time, or any rules, regulations or orders issued thereunder, or by the Maryland General Corporation Law, such requirement as to a separate vote by that class or series shall apply in lieu of a general vote of all classes and series as described above, (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more classes or series, then, subject to paragraph (c) below, the shares of all other classes and series not entitled to a separate class vote shall vote as a single class, (c) as to any matter which does not affect the interest of a particular class or series, such class or series shall not be entitled to any vote and only the holders of shares of the affected classes and series, if any, shall be entitled to vote and (d) the shares of capital stock of the Corporation shall have no voting rights in connection with the transfer of all or substantially all the assets of the Corporation (or the assets of any series thereof) to the Master Fund in exchange for shares in such Master Fund or for such other consideration as permitted by Maryland General Corporation Law and the Investment Company Act of 1940, as amended."

     FOURTH: The charter of the Corporation is hereby further amended by adding the following provision as Article V, Section (8):

     "(8) Notwithstanding any other provision of these Articles of Incorporation or the By-Laws of the Corporation, or the General Laws of the State of Maryland, the transfer of all or substantially all of the assets of the Corporation (or the assets of any series thereof) to the Master Fund shall be deemed to be in the ordinary course of business of the Corporation, and the Board of Directors of the Corporation is vested with the sole power, to the exclusion of the stockholders, upon the affirmative vote of the majority of the entire Board of Directors, to transfer all or substantially all the assets of the Corporation (or the assets of any series thereof) to the Master Fund in exchange for shares in such Master Fund or for such other consideration as permitted by the General Laws of the State of Maryland and the Investment Company Act of 1940, as amended."

     FIFTH: These Articles of Amendment have been advised by a majority of the entire Board of Directors of the Corporation and approved by more than two-thirds of the stockholders of the Corporation.

     SIXTH: The authorized capital stock of the Corporation has not been increased by these Articles of Amendment.

     SEVENTH: Except as amended hereby, the Corporation's charter shall remain in full force and effect.

     IN WITNESS WHEREOF, [Name of Fund] has caused these Articles of Amendment to be signed in its name and on its behalf by its Vice President and attested by its Secretary on , 2000.


                                            [Name of Fund]



                                             By:
                                                 --------------------------



Attest:



----------------------------


     THE UNDERSIGNED, Vice President of [Name of Fund], who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects, and that this statement is made under the penalties for perjury.

                                                ------------------------------

                                                                OPEN-END FUNDS
                                                 MASSACHUSETTS BUSINESS TRUSTS

                                [NAME OF FUND]
                          CERTIFICATION OF AMENDMENT
                            TO DECLARATION OF TRUST


     The undersigned, constituting at least a [majority] [two-thirds] of the Trustees of [Name of Fund] (the "Trust"), a business trust organized under the laws of Massachusetts, pursuant to the Declaration of Trust of the Trust dated the ___ day of ____________, ____, as amended (the "Declaration"), do hereby certify that the Trustees of the Trust have duly adopted the following amendment, as approved by the holders of at least [majority] [two-thirds] of the outstanding shares of the Trust, to the Declaration:

VOTED: That Section 3.2 of Article III of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

          3.2. Investments. The Trustees shall have power, subject to the Fundamental Policies, to:

               (a) conduct, operate and carry on the business of an investment company;

               (b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, options, futures contracts, options on futures contracts and other investments, including, without limitation, those issued, guaranteed or sponsored by any state, territory or possession of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or by the United States Government or its agencies or instrumentalities, or international instrumentalities, or by any bank, savings institution, corporation or other business entity organized under the laws of the United States and, to the extent provided in the Prospectus and not prohibited by the Fundamental Policies, organized under foreign laws; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations or corporations to exercise any of said rights, powers and privileges in respect of any of said instruments; and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities in which [the Trust] [any Series of the Trust] may invest should the investment policies set forth in the Prospectus or the Fundamental Policies be amended.

               (c) The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

               (d) Notwithstanding any other provision of this Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust Property in, sell all or a portion of the Trust Property and invest the proceeds of such sales in, or transfer all or a portion of the Trust Property to one or more investment companies to the extent not prohibited by the 1940 Act and any exemptive orders granted under the 1940 Act.


     IN WITNESS WHEREOF, the undersigned have executed this Amendment this ____ day of _____, 2000.



-----------------------                     ---------------------------
[Name]                                      [Name]


-----------------------                     ---------------------------
[Name]                                      [Name]


-----------------------                     ---------------------------
[Name]                                      [Name]


-----------------------                     ---------------------------
[Name]                                      [Name]


     The Declaration, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "[Name of Fund]" refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust but the Trust Property only shall be liable.



                                                              CLOSED-END FUNDS
                                                         MARYLAND CORPORATIONS

                                [NAME OF FUND]
                         ARTICLES OF AMENDMENT TO THE
                           ARTICLES OF INCORPORATION



     [Name of Fund], a Maryland corporation (the "Corporation"), does hereby certify to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The charter of the Corporation is hereby amended by deleting
Article II in its entirety and inserting the following in lieu thereof:

                                 "ARTICLE II.

                              PURPOSES AND POWERS

          The purpose or purposes for which the Corporation is formed are as follows:

     (1) To act as a closed-end, management investment company under the federal Investment Company Act of 1940, as amended, and in effect from time to time (the "Investment Company Act").

     (2) To hold, invest and reinvest its assets in securities, and in connection therewith, without limiting the foregoing, to hold part or all of its assets (a) in cash and/or (b) in shares of another corporation known in the investment company industry as a master fund in a master/feeder structure, which corporation holds securities and other assets for investment purposes (the "Master Fund").

     (3) To transfer all or substantially all the assets of the Corporation (or the assets of any series thereof) to the Master Fund, in exchange for shares in the Master Fund or for such other consideration as permitted by the General Laws of the State of Maryland and the Investment Company Act (all without the vote or consent of the stockholders of the Corporation), and all such actions, regardless of the frequency with which they are pursued, shall be deemed in furtherance of the ordinary, usual and customary business of the Corporation.

     (4) To do any and all such further acts or things and to exercise any and all such further powers or rights as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of all or any of the foregoing purposes or objects.

          The Corporation shall be authorized to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the General Laws of the State of Maryland now or hereafter in force, and the enumeration of the foregoing shall not be deemed to exclude any powers, rights or privileges so granted or conferred."

     SECOND: The charter of the Corporation is hereby further amended by deleting Article IV, Section (4) in its entirety and inserting the following in lieu thereof:

     "(4) Unless otherwise expressly provided in the charter of the Corporation, including those matters set forth in Article II, Sections
     (2) and (3) hereof and including any Articles Supplementary creating any class or series of capital stock, on each matter submitted to a vote of stockholders, each holder of a share of capital stock of the Corporation shall be entitled to one vote for each share standing in such holder's name on the books of the Corporation, irrespective of the class or series thereof, and all shares of all classes and series shall vote together as a single class; provided, however, that (a) as to any matter with respect to which a separate vote of any class or series is required by the Investment Company Act, or any rules, regulations or orders issued thereunder, or by the Maryland General Corporation Law, such requirement as to a separate vote by that class or series shall apply in lieu of a general vote of all classes and series as described above, (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more classes or series, then, subject to paragraph
     (c) below, the shares of all other classes and series not entitled to a separate class vote shall vote as a single class, (c) as to any matter which does not affect the interest of a particular class or series, such class or series shall not be entitled to any vote and only the holders of shares of the affected classes and series, if any, shall be entitled to vote and (d) the shares of capital stock of the Corporation shall have no voting rights in connection with the transfer of all or substantially all the assets of the Corporation (or the assets of any series thereof) to the Master Fund in exchange for shares in such Master Fund or for such other consideration as permitted by Maryland General Corporation Law and the Investment Company Act."

     THIRD: The charter of the Corporation is hereby further amended by adding the following provision as Article V, Section (9):

     "(9) Notwithstanding any other provision of these Articles of Incorporation or the By-Laws of the Corporation, or the General Laws of the State of Maryland, the transfer of all or substantially all of the assets of the Corporation (or the assets of any series thereof) to the Master Fund shall be deemed to be in the ordinary course of business of the Corporation, and the Board of Directors of the Corporation is vested with the sole power, to the exclusion of the stockholders, upon the affirmative vote of the majority of the entire Board of Directors, to transfer all or substantially all the assets of the Corporation (or the assets of any series thereof) to the Master Fund in exchange for shares in such Master Fund or for such other consideration as permitted by the General Laws of the State of Maryland and the Investment Company Act."

     FOURTH: These Articles of Amendment have been advised by a majority of the entire Board of Directors of the Corporation and approved by more than two-thirds of the stockholders of the Corporation.

     FIFTH: The authorized capital stock of the Corporation has not been increased by these Articles of Amendment.

     SIXTH: Except as amended hereby, the Corporation's charter shall remain in full force and effect.

     IN WITNESS WHEREOF, [Name of Fund] has caused these Articles of Amendment to be signed in its name and on its behalf by its Vice President and attested by its Secretary on , 2000.


                                           [Name of Fund]



                                            By:
                                                 ----------------------------



Attest:


--------------------------





     THE UNDERSIGNED, Vice President of [Name of Fund], who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects, and that this statement is made under the penalties for perjury.


                                             ---------------------------------

                                                                     EXHIBIT C


                         INVESTMENT ADVISORY AGREEMENT


     AGREEMENT, made as of the _____ day of __________, 2000, by and between MASTER SENIOR FLOATING RATE TRUST, a Delaware business trust (hereinafter referred to as the "Trust"), and FUND ASSET MANAGEMENT, L.P., a Delaware limited partnership (the "Investment Adviser").


                             W I T N E S S E T H:
                             - - - - - - - - - -


     WHEREAS, the Trust intends to engage in business as a closed-end, non-diversified, management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

     WHEREAS, the Investment Adviser is engaged principally in rendering management and investment advisory services and is registered as an investment adviser under the Investment Adviser's Act of 1940, as amended; and

     WHEREAS, the Trust desires to retain the Investment Adviser to provide management and investment advisory services to the Trust in the manner and on the terms hereinafter set forth; and

     WHEREAS, the Investment Adviser is willing to provide management and investment advisory services to the Trust on the terms and conditions hereinafter set forth; and

     WHEREAS, the Trust serves as the "master" portfolio for one or more "feeder" funds that invest all of their assets in the Trust and that have the same investment objective and policies as the Trust.

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Trust and the Investment Adviser hereby agree as follows:

                                   ARTICLE I

                       Duties of the Investment Adviser

     The Trust hereby employs the Investment Adviser to act as a manager and investment adviser of the Trust and to furnish, or arrange for affiliates to furnish, the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Trustees of the Trust, for the period and on the terms and conditions set forth in this Agreement. The Investment Adviser hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Adviser and its affiliates shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed agents of the Trust.

     (a) Management Services. The Investment Adviser shall perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Trust including administering shareholder accounts and handling shareholder relations for the Trust. It is understood that the Investment Adviser or its affiliates may enter into separate agreements with each Fund for the provision of management and administrative services necessary for the operation of each Fund. The Investment Adviser shall provide the Trust with office space, facilities, equipment and necessary personnel and such other services as the Investment Adviser, subject to review by the Board of Trustees, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Investment Adviser shall also, on behalf of the Trust, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Investment Adviser shall generally monitor the Trust's compliance with investment policies and restrictions as set forth in the current registration statement relating to the Trust under the Investment Company Act or in other filings made by the Trust under Federal securities laws (together, the "Registration Statement"). The Investment Adviser shall make reports to the Board of Trustees of its performance of obligations here under and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Trust as it shall determine to be desirable.

     (b) Investment Advisory Services. The Investment Adviser shall provide the Trust with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the Trust, shall furnish continuously an investment program for the Trust and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Trust shall be held in the various securities in which the Trust invests or cash, subject always to the restrictions of the Declaration of Trust and the By-Laws of the Trust, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Trust's investment objectives, investment policies and investment restrictions as the same are set forth in the Registration Statement. The Investment Adviser shall make decisions for the Trust as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Trust's portfolio securities shall be exercised. Should the Board of Trustees at any time, however, make any definite determination as to investment policy and notify the Investment Adviser thereof in writing, the Investment Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Adviser shall take, on behalf of the Trust, all actions which it deems necessary to implement the investment policies determined as provided above and, in particular, to place all orders for the purchase or sale of portfolio securities for the Trust's account with brokers or dealers selected by it, and to that end, the Investment Adviser is authorized as the agent of the Trust to give instructions to the Custodian of the Trust as to deliveries of securities and payments of cash for the account of the Trust. In connection with the selection of such brokers or dealers and the placing of such orders with respect to assets of the Trust, the Investment Adviser is directed at all times to seek to obtain execution and prices within the policy guidelines determined by the Board of Trustees and set forth in the Registration Statement. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Investment Adviser may select brokers or dealers with which it or the Trust is affiliated.

     (c) Affiliated Sub-Advisers. In carrying out its responsibilities hereunder, the Investment Adviser may employ, retain or otherwise avail itself of the services of other persons or entities including without limitation, affiliates of the Investment Adviser, on such terms as the Investment Adviser shall determine to be necessary, desirable or appropriate. However, if the Investment Adviser chooses to retain or avail itself of the services of another person or entity to manage assets of the Trust, such other person or entity must be (i) an affiliate of the Investment Adviser, (ii) retained at the Investment Adviser's own cost and expense, and (iii) retained subject to the requirements of Section 15 of the Investment Company Act. Retention of one or more affiliated sub-advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of the Investment Adviser under this Agreement and the Investment Adviser shall be responsible for all acts and omissions of such affiliated sub-advisers, or other persons or entities, in connection with the performance of the Investment Adviser's duties hereunder.

     (d) Notice Upon Change in Partners of the Investment Adviser. The Investment Adviser is a limited partnership and its limited partner is Merrill Lynch & Co., Inc. and its general partner is Princeton Services, Inc. The Investment Adviser will notify the Trust of any change in the membership of the partnership within a reasonable time after such change.

                                  ARTICLE II

                      Allocation of Charges and Expenses

     (a) The Investment Adviser. The Investment Adviser assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall at its own expense, provide the office space, facilities, equipment and necessary personnel which it is obligated to provide under Article I hereof, and shall pay all compensation of officers of the Trust and all Trustees of the Trust who are affiliated persons of the Investment Adviser.

     (b) The Trust. The Trust assumes and shall pay or cause to be paid all other expenses of the Trust including, without limitation: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, and Registration Statements, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, Securities and Exchange Commission fees, expenses of registering the shares under Federal, state and foreign laws, fees and actual out-of-pocket expenses of all Trustees of the Trust who are not affiliated persons of the Investment Adviser, accounting and pricing costs (including the calculation of the net asset value), insurance, and interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust. It also is understood that the Trust will reimburse the Investment Adviser for its costs incurred in providing accounting services to the Trust.

                                  ARTICLE III

                    Compensation of the Investment Adviser

     (a) Investment Advisory Fee. For the services rendered, the facilities furnished and expenses assumed by the Investment Adviser, the Trust shall pay to the Investment Adviser at the end of each calendar month a fee based on the average daily value of the net assets of the Trust at the annual rate of .95 of 1.0% of the Trust's average daily net assets (i.e., the average daily value of the total assets of the Trust, minus the sum of accrued liabilities of the Trust and accumulated dividends on shares of outstanding preferred stock, if any). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Trust's average daily net assets. For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Trust for each day during the month. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Subject to the provisions of subsection (b) hereof, payment of the Investment Adviser's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by subsection (b) hereof. During any period when the determination of net asset value is suspended by the Board of Trustees, the average net asset value of a share for the day prior to such suspension shall for this purpose be deemed to be the net asset value each succeeding day until it is again determined.

     (b) Expense Limitations. In the event the operating expenses of the Trust, including amounts payable to the Investment Adviser pursuant to subsection (a) hereof, for any fiscal year ending on a date on which this Agreement is in effect exceed the expense limitations applicable to the Trust imposed by applicable state securities laws or regulations thereunder, as such limitations may be raised, lowered or waived from time to time, the Investment Adviser shall reduce its management and investment advisory fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Trust in the amount of such excess; provided, however, to the extent permitted by law, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Trust. Whenever the expenses of the Trust exceed a pro rata portion of the applicable annual expense limitations, the estimated amount of reimbursement under such limitations shall be applicable as an offset against the monthly payment of the fee due to the Investment Adviser. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Adviser's fee shall be applicable.

                                  ARTICLE IV

               Limitation of Liability of the Investment Adviser

     The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this
Article IV, the term "Investment Adviser" shall include any affiliates of the Investment Adviser performing services for the Trust contemplated hereby and directors, officers and employees of the Investment Adviser and such affiliates.

                                   ARTICLE V

                     Activities of the Investment Adviser

     The services of the Investment Adviser to the Trust are not to be deemed to be exclusive: the Investment Adviser and any person controlled by or under common control with the Investment Adviser (for purposes of this Article V referred to as "affiliates") are free to render services to others. It is understood that the Board of Trustees of the Trust, officers, employees and shareholders of the Trust are or may become interested in the Investment Adviser and its affiliates, as directors, officers, employees, partners, and shareholders or otherwise and that directors, officers, employees, partners, and shareholders of the Investment Adviser and its affiliates are or may become similarly interested in the Trust, and that the Investment Adviser and directors, officers, employees, partners, and shareholders of its affiliates may become interested in the Trust as shareholders or otherwise.

                                  ARTICLE VI

                  Duration and Termination of this Agreement

     This Agreement shall become effective as of the date first above written and shall remain in force for a period of two years thereafter and thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Trust, or by the Investment Adviser, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

                                  ARTICLE VII

                         Amendments of this Agreement

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of a majority of outstanding voting securities of the Trust, and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                 ARTICLE VIII

                         Definitions of Certain Terms

     The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                  ARTICLE IX

                                 Governing Law

     This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                           MASTER SENIOR FLOATING RATE
                                           TRUST



                                            By
                                               -------------------------------
                                               Title:




                                            FUND ASSET MANAGEMENT, L.P.



                                            By
                                               -------------------------------
                                               Title:




                           ADMINISTRATION AGREEMENT

     AGREEMENT made as of the ______ day of ______________, 2000, by and between MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC., a Maryland corporation (the "Fund"), and FUND ASSET MANAGEMENT, L.P., a Delaware limited partnership ("FAM" or the "Administrator").

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, the Fund is engaged in business as a closed-end, non-diversified, management investment company and is registered as such under the Investment Company Act of 1940 as amended (the "Investment Company Act"); and

     WHEREAS, the Fund desires to retain FAM to render administrative services in the manner and on the terms and conditions hereafter set forth; and

     WHEREAS, FAM desires to be retained to perform administrative services on said terms and conditions; and

     WHEREAS, the Fund is a "feeder" fund for and invests all of its assets in MASTER SENIOR FLOATING RATE TRUST, a Delaware business Trust, that has the same investment objective and policies as the Fund; and

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the Fund and FAM hereby agree as follows:

     1. Duties of the Administrator. The Fund hereby retains FAM to act as administrator of the Fund, subject to the supervision and direction of the Board of Directors of the Fund, as hereinafter set forth. FAM shall perform, or arrange for its affiliates to perform, the administrative services (i.e., services other than investment advise and related portfolio activities) necessary for the operation of the Fund and, without limiting the generality of the foregoing, shall (i) prepare and file reports and other documents required by U.S. Federal, state and other applicable laws and regulations;
(ii) prepare proxy materials and periodic reports to Fund shareholders; (iii) respond to inquiries from Fund shareholders; (iv) calculate, or arrange for the calculation of, the net asset value of the Fund's shares (it being understood that the Fund will reimburse the Administrator for its costs in providing such accounting services to the Fund); (v) oversee the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent, dividend disbursing agent and shareholder servicing agent, as well as accounting, auditing and other services; (vi) provide the Fund with the services of persons competent to perform such administrative and clerical functions as are necessary to provide effective operation of the Fund, (vii) coordinate tender offers for the Fund's shares, and (viii) provide the Fund with administrative office and data processing facilities.

     2. Expenses of the Administrator. FAM shall provide the staff and personnel necessary to perform its obligations under this Agreement, shall assume and pay or cause to be paid all expenses incurred in connection with the maintenance of such staff and personnel, and, at its own expense, shall provide the office space, facilities, equipment and necessary personnel which it is obligated to provide under paragraph 1 hereof, except that the Fund shall pay the expenses of legal counsel retained by FAM as may be necessary or appropriate for FAM's performance of its duties and responsibilities under this Agreement.

     3. Compensation of the Administrator. For the services rendered to the Fund by FAM pursuant to this Agreement, the Fund shall pay to the Administrator a monthly a fee at an annual rate of .40 of 1% of the Fund's average daily net assets (i.e., the average daily value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund and accumulated dividends on shares of outstanding preferred stock, if any). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund's average daily net assets. For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for the part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Payment of the Administrator's compensation shall be payable in arrears on the last day of each calendar month for services performed hereunder during such month. During any period when the determination of net asset value is suspended by the Board of Directors, the average net asset value of a share for the last day prior to such suspension for this purpose shall be deemed to be the net asset value at the close of each succeeding day until it is again determined.

     4. Limitation of Liability of the Administrator; Indemnification.

     (a) The Administrator shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any act or omission by the Administrator in the performance of its duties hereunder. Nothing herein contained shall be construed to protect the administrator against any liability to the Fund, its shareholders or any sub-investment adviser to which the Administrator shall otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reckless disregard of its obligations and duties hereunder.

     (b) The Administrator may, with respect to questions of law, apply for and obtain the advice and opinion of counsel to the Fund or of its own counsel, at the expense of the Fund, and shall be fully protected with respect to any action taken or omitted by it in good faith in conformity with such advice or opinion.

     (c) The Fund agrees to indemnify and hold harmless the Administrator from and against all charges, claims, expenses (including legal fees) and liabilities reasonably incurred by the Administrator in connection with the performance of its duties hereunder, except such as may arise from the Administrator's willful misfeasance, bad faith, gross negligence in the performance of its duties or by reckless disregard of its obligations and duties hereunder. Such expenses shall be paid by the Fund in advance of the final disposition of such matter upon invoice by the Administrator and receipt by the Fund of an undertaking from the Administrator to repay such amounts if it shall ultimately be established that the Administrator is not entitled to indemnification hereunder by virtue of the Administrator's willful misfeasance, bad faith, gross negligence in the performance of its duties or by reckless disregard of its obligations and duties hereunder.

     (d) As used in this paragraph 4, the term "Administrator" shall include any affiliates of the Administrator performing services for the Fund contemplated hereby and directors, officers, agents and employees of the Administrator and such affiliates.

     5. Activities of the Administrator. The services of the Administrator under this Agreement are not to be deemed exclusive, and the Administrator and any person controlled by or under common control with the Administrator shall be free to render similar services to others.

     6. Duration and Termination of this Agreement. This Agreement shall become effective as of the date first above written and shall remain in force for a period of two years thereafter and thereafter from year to year, but only so long as such continuance specifically is approved at least annually by
(i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, or by the Investment Adviser, on sixty days' written notice to the other party. In the event of its assignment, this Agreement shall automatically terminate.

     The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act.

     7. Amendments to this Agreement. This Agreement may be amended by the parties hereto only if such amendment is specifically approved by the Board of Directors of the Fund and such amendment is set forth in a written instrument executed by each of the parties hereto.

     8. Governing Law. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

     9. Counterparts. This Agreement may be executed by the parties hereto in counterparts and if executed in more than one counterpart the separate instruments shall constitute one agreement.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

                                         MERRILL LYNCH SENIOR
                                         FLOATING RATE FUND II, INC.


                                         By:  _______________________
                                              Title:


                                         FUND ASSET MANAGEMENT, L.P.



                                         By:  ________________________
                                              Title:


                            SUB-ADVISORY AGREEMENT

     AGREEMENT, made as of the _____ day of __________, 2000, by and between FUND ASSET MANAGEMENT, L.P., a Delaware limited partnership (hereinafter referred to as "FAM"), and MERRILL LYNCH ASSET MANAGEMENT U.K. LIMITED, a corporation organized under the laws of England and Wales (hereinafter referred to as "MLAM U.K.").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, MASTER SENIOR FLOATING RATE TRUST (the "Trust") is a Delaware business trust that intends to engage in business as a diversified, closed-end investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

     WHEREAS, FAM and MLAM U.K. are engaged principally in rendering management and investment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, MLAM U.K. is regulated by the Investment Management Regulatory Organization, a self-regulating organization recognized under the Financial Services Act of 1986 of the United Kingdom (hereinafter referred to as "IMRO"), and the conduct of its investment business is regulated by IMRO; and

     WHEREAS, FAM has entered into a investment advisory agreement (the "Investment Advisory Agreement") dated _____________, 2000, pursuant to which FAM provides management and investment advisory services to the Trust; and

     WHEREAS, MLAM U.K. is willing to provide investment advisory services to FAM in connection with the Trust's operations on the terms and conditions hereinafter set forth;

     WHEREAS, the Trust serves as the "master" portfolio for one or more "feeder" funds that invest all of their assets in the Trust and that have the same investment objective and policies as the Trust.

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, MLAM U.K. and FAM hereby agree as follows:

                                  ARTICLE I

                             Duties of MLAM U.K.

     FAM hereby employs MLAM U.K. to act as investment adviser to FAM and to furnish, or arrange for affiliates to furnish, the investment advisory services described below, subject to the broad supervision of FAM and the Trust, for the period and on the terms and conditions set forth in this Agreement. MLAM U.K. hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. FAM and its affiliates shall for all purposes herein be deemed a Non Private Customer as defined under the rules promulgated by IMRO (hereinafter referred to as the "IMRO Rules"). MLAM U.K. and its affiliates shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

     MLAM U.K. shall have the right to make unsolicited calls on FAM and shall provide FAM with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the Trust; shall make recommendations from time to time as to which securities shall be purchased, sold or exchanged and what portion of the assets of the Trust shall be held in the various securities in which the Trust invests, options, futures, options on futures or cash; all of the foregoing subject always to the restrictions of the Declaration of Trust and By-Laws of the Trust, as they may be amended and/or restated from time to time, the provisions of the Investment Company Act and the statements relating to the Trust's investment objective, investment policies and investment restrictions as set forth in the current registration statement relating to the Trust under the Investment Company Act or in other filings made by the Trust under Federal securities laws (together, the "Registration Statement"). MLAM U.K. shall make recommendations and effect transactions with respect to foreign currency matters, including foreign exchange contracts, foreign currency options, foreign currency futures and related options on foreign currency futures and forward foreign currency transactions. MLAM U.K. shall also make recommendations or take action as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities of the Trust shall be exercised.

     MLAM U.K. will not hold money on behalf of FAM or the Trust, nor will MLAM U.K. be the registered holder of the registered investments of FAM or the Trust or be the custodian of documents or other evidence of title.

                                  ARTICLE II

                      Allocation of Charges and Expenses

     MLAM U.K. assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement and shall at its own expense provide the office space, equipment and facilities which it is obligated to provide under Article I hereof and shall pay all compensation of officers of the Trust and all Trustees of the Trust who are affiliated persons of MLAM U.K.

                                  ARTICLE III

                           Compensation of MLAM U.K.

     For the services rendered, the facilities furnished and expenses assumed by MLAM U.K., FAM shall pay to MLAM U.K. a fee in an amount to be determined from time to time by FAM and MLAM U.K. but in no event in excess of the amount that FAM actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

                                  ARTICLE IV

                     Limitation of Liability of MLAM U.K.

     MLAM U.K. shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of sub-advisory services rendered with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, MLAM U.K. shall include any affiliates of MLAM U.K. performing services for FAM contemplated hereby and directors, officers and employees of MLAM U.K. and such affiliates.

                                   ARTICLE V

                            Activities of MLAM U.K.

     The services of MLAM U.K. to the Trust are not to be deemed to be exclusive, MLAM U.K. and any person controlled by or under common control with MLAM U.K. (for purposes of this Article V referred to as "affiliates") being free to render services to others. It is understood that Directors, officers, employees and shareholders of the Trust are or may become interested in MLAM U.K. and its affiliates, as directors, officers, employees and shareholders or otherwise and that directors, officers, employees and shareholders of MLAM U.K. and its affiliates are or may become similarly interested in the Trust, and that MLAM U.K. and directors, officers, employees, partners and shareholders of its affiliates may become interested in the Trust as shareholders or otherwise.

                                  ARTICLE VI

                  MLAM U.K. Statements Pursuant to IMRO Rules

     Any complaints concerning MLAM U.K. should be in writing addressed to the attention of the Managing Director of MLAM U.K. FAM has the right to obtain from MLAM U.K. a copy of the IMRO complaints procedure and to approach IMRO and the Investment Ombudsman directly.

     MLAM U.K. may make recommendations, subject to the investment restrictions referred to in Article I herein, regarding Investments Not Readily Realisable (as that term is used in the IMRO Rules) or investments denominated in a currency other than British pound sterling. There can be no certainty that market makers will be prepared to deal in unlisted or thinly traded securities and an accurate valuation may be hard to obtain. The value of investments recommended by MLAM U.K. may be subject to exchange rate fluctuations which may have favorable or unfavorable effects on investments.

     MLAM U.K. may make recommendations, subject to the investment restrictions referred to in Article I herein, regarding options, futures or contracts for differences. Markets can be highly volatile and such investments carry a high degree of risk of loss exceeding the original investment and any margin on deposit.

                                  ARTICLE VII

                  Duration and Termination of this Agreement

     This Agreement shall become effective as of the date first above written and shall remain in force for a period of two years thereafter and thereafter continue from year to year (i) the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time, without the payment of any penalty, by FAM or by vote of a majority of the outstanding voting securities of the Trust, or by MLAM U.K., on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Investment Advisory Agreement. Any termination shall be without prejudice to the completion of transactions already initiated.

                                 ARTICLE VIII

                         Amendments of this Agreement

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Trustees of the Trust or by the vote of a majority of outstanding voting securities of the Trust and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE IX

                         Definitions of Certain Terms

     The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE X

                                 Governing Law

     This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                    FUND ASSET MANAGEMENT, L.P.



                                    By:
                                        -----------------------------------
                                        Title:


                                    MERRILL LYNCH ASSET MANAGEMENT U.K. LIMITED


                                    By:
                                        ------------------------------------
                                        Title:

                                                                     EXHIBIT D


                         INVESTMENT ADVISORY AGREEMENT


     AGREEMENT, made as of the _____ day of __________, 2000, by and between MASTER STRATEGIC DIVIDEND TRUST, a Delaware business trust (hereinafter referred to as the "Trust"), and FUND ASSET MANAGEMENT, L.P., a Delaware limited partnership (the "Investment Adviser").

                             W I T N E S S E T H:
                             - - - - - - - - - -


     WHEREAS, the Trust intends to engage in business as an open-end diversified management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

     WHEREAS, the Investment Adviser is engaged principally in rendering management and investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Trust desires to retain the Investment Adviser to render management and investment advisory services to the Trust in the manner and on the terms hereinafter set forth; and

     WHEREAS, the Investment Adviser is willing to provide management and investment advisory services to the Trust on the terms and conditions hereinafter set forth; and

     WHEREAS, the Trust serves as the "master" portfolio for one or more "feeder" funds (each, a "Fund") that invest all of their assets in the Trust and that have the same investment objective and policies as the Trust.

     NOW, THEREFORE, in consideration of the promises and the covenants hereinafter contained, the Trust and the Investment Adviser hereby agree as follows:


                                  ARTICLE I

                       Duties of the Investment Adviser

     The Trust hereby employs the Investment Adviser to act as a manager and investment adviser of the Trust and to furnish, or arrange for affiliates to furnish, the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Trustees of the Trust, for the period and on the terms and conditions set forth in this Agreement. The Investment Adviser hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Adviser and its affiliates shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed agents of the Trust.

     (a) Management Services. The Investment Adviser shall perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Trust including administering shareholder accounts and handling shareholder relations for the Trust. It is understood that the Investment Adviser or its affiliates may enter into separate agreements with each Fund for the provision of management and administrative services necessary for the operation of each Fund. The Investment Adviser shall provide the Trust with office space, facilities, equipment and necessary personnel and such other services as the Investment Adviser, subject to review by the Board of Trustees, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Investment Adviser shall also, on behalf of the Trust, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Investment Adviser shall generally monitor the Trust's compliance with investment policies and restrictions as set forth in the current registration statement relating to the Trust under the Investment Company Act (the "Registration Statement"). The Investment Adviser shall make reports to the Board of Trustees of its performance of obligations here under and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Trust as it shall determine to be desirable.

     (b) Investment Advisory Services. The Investment Adviser shall provide (or arrange for the provision by affiliates of) the Trust with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the Trust, shall furnish continuously an investment program for the Trust and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Trust shall be held in the various securities in which the Trust invests or cash, subject always to the restrictions set forth in the Declaration of Trust and the By-Laws of the Trust, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Trust's investment objectives, investment policies and investment restrictions as the same are set forth in the Registration Statement. The Investment Adviser shall make decisions for the Trust as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Trust's portfolio securities shall be exercised. Should the Board of Trustees at any time, however, make any definite determination as to investment policy and notify the Investment Adviser thereof in writing, the Investment Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Adviser shall take, on behalf of the Trust, all actions which it deems necessary to implement the investment policies determined as provided above and, in particular, to place all orders for the purchase or sale of portfolio securities for the Trust's account with brokers or dealers selected by it, and to that end, the Investment Adviser is authorized as the agent of the Trust to give instructions to the Custodian of the Trust as to deliveries of securities and payments of cash for the account of the Trust. In connection with the selection of such brokers or dealers and the placing of such orders with respect to assets of the Trust, the Investment Adviser is directed at all times to seek to obtain execution and prices within the policy guidelines determined by the Board of Trustees as set forth in the Registration Statement. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Investment Adviser may select brokers or dealers with which it or the Trust is affiliated.

     (c) Affiliated Sub-Advisers. In carrying out its responsibilities hereunder, the Investment Adviser may employ, retain or otherwise avail itself of the services of other persons or entities including without limitation, affiliates of the Investment Adviser, on such terms as the Investment Adviser shall determine to be necessary, desirable or appropriate. However, if the Investment Adviser chooses to retain or avail itself of the services of another person or entity to manage assets of the Trust, such other person or entity must be (i) an affiliate of the Investment Adviser, (ii) retained at the Investment Adviser's own cost and expense, and (iii) retained subject to the requirements of Section 15 of the Investment Company Act. Retention of one or more affiliated sub-advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of the Investment Adviser under this Agreement and the Investment Adviser shall be responsible for all acts and omissions of such affiliated sub-advisers, or other persons or entities, in connection with the performance of the Investment Adviser's duties hereunder.

     (d) Notice Upon Change in Partners of the Investment Adviser. The Investment Adviser is a limited partnership and its limited partner is Merrill Lynch & Co., Inc. and its general partner is Princeton Services, Inc. The Investment Adviser will notify the Trust of any change in the membership of the partnership within a reasonable time after such change.


                                  ARTICLE II

                      Allocation of Charges and Expenses

     (a) The Investment Adviser. The Investment Adviser assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall at its own expense, provide the office space, facilities, equipment and necessary personnel which it is obligated to provide under Article I hereof, and shall pay all compensation of officers of the Trust and all Trustees of the Trust who are affiliated persons of the Investment Adviser.

     (b) The Trust. The Trust assumes and shall pay or cause to be paid all other expenses of the Trust including, without limitation: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, and Registration Statements, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, Securities and Exchange Commission fees, expenses of registering the shares under Federal, state and foreign laws, fees and actual out-of-pocket expenses of all Trustees of the Trust who are not affiliated persons of the Investment Adviser, accounting and pricing costs (including the daily calculation of the net asset value), insurance, and interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust. It also is understood that the Trust will reimburse the Investment Adviser for its costs incurred in providing accounting services to the Trust.

                                 ARTICLE III

                    Compensation of the Investment Adviser

     (a) Investment Advisory Fee. For the services rendered, the facilities furnished and expenses assumed by the Investment Adviser, the Trust shall pay to the Investment Adviser at the end of each calendar month a fee based on the average daily value of the net assets of the Trust at the annual rate of .35 of 1.0% of the average daily net assets of the Trust commencing on the day following effectiveness hereof, as determined and computed in accordance with the description of the determination of net asset value contained in the Prospectus and Statement of Additional Information of the Trust. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Subject to the provisions of subsection (b) hereof, payment of the Investment Adviser's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by subsection (b) hereof. During any period when the determination of net asset value is suspended by the Board of Trustees, the average net asset value of a share for the day prior to such suspension shall for this purpose be deemed to be the net asset value each succeeding day until it is again determined.

     (b) Expense Limitations. In the event the operating expenses of the Trust, including amounts payable to the Investment Adviser pursuant to subsection (a) hereof, for any fiscal year ending on a date on which this Agreement is in effect exceed the expense limitations applicable to the Trust imposed by applicable state securities laws or regulations thereunder, as such limitations may be raised, lowered or waived from time to time, the Investment Adviser shall reduce its management and investment advisory fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Trust in the amount of such excess; provided, however, to the extent permitted by law, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Trust. Whenever the expenses of the Trust exceed a pro rata portion of the applicable annual expense limitations, the estimated amount of reimbursement under such limitations shall be applicable as an offset against the monthly payment of the fee due to the Investment Adviser. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Adviser's fee shall be applicable.

                                 ARTICLE IV

               Limitation of Liability of the Investment Adviser

     The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this
Article IV, the term "Investment Adviser" shall include any affiliates of the Investment Adviser performing services for the Trust contemplated hereby and directors, officers and employees of the Investment Adviser and such affiliates.

                                  ARTICLE V

                     Activities of the Investment Adviser

     The services of the Investment Adviser to the Trust are not to be deemed to be exclusive: the Investment Adviser and any person controlled by or under common control with the Investment Adviser (for purposes of this Article V referred to as "affiliates") are free to render services to others. It is understood that the Board of Trustees, officers, employees and shareholders of the Trust are or may become interested in the Investment Adviser and its affiliates, as directors, officers, employees, partners, and shareholders or otherwise and that directors, officers, employees, partners, and shareholders of the Investment Adviser and its affiliates are or may become similarly interested in the Trust, and that the Investment Adviser and directors, officers, employees, partners, and shareholders of its affiliates may become interested in the Trust as shareholders or otherwise.

                                 ARTICLE VI

                  Duration and Termination of this Agreement

     This Agreement shall become effective as of the date first above written and shall remain in force for a period of two years thereafter and thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Trust, or by the Investment Adviser, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.


                                 ARTICLE VII

                         Amendments of this Agreement

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of the Trustees, or by the of a majority of outstanding voting securities of the Trust, and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                ARTICLE VIII

                         Definitions of Certain Terms

     The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                 ARTICLE IX

                                 Governing Law

     This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                            MASTER STRATEGIC DIVIDEND TRUST



                                            By
                                               -------------------------------
                                               Title:




                                            FUND ASSET MANAGEMENT, L.P.



                                            By
                                               -------------------------------
                                               Title:




                           ADMINISTRATION AGREEMENT

     AGREEMENT made as of ____________, 2000, by and between MERRILL LYNCH STRATEGIC DIVIDEND FUND, a Massachusetts business trust (the "Fund") and FUND ASSET MANAGEMENT, L.P., a Delaware limited partnership (the "Administrator").

                                  WITNESSETH:

     WHEREAS, the Fund is engaged in business as an open-end diversified management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

     WHEREAS, the Fund desires to retain the Administrator to provide management and administrative services to the Fund in the manner and on the terms hereinafter set forth; and

     WHEREAS, the Administrator is willing to provide management and administrative services to the Fund on the terms and conditions hereafter set forth; and

     WHEREAS, the Fund is one of the "feeder" funds for and invests all of its assets in Master Strategic Dividend Trust, which serves as the "master" portfolio and has the same investment objective and policies as the Fund;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Administrator hereby agree as follows:

                                   ARTICLE I
                          DUTIES OF THE ADMINISTRATOR

     The Fund hereby employs the Administrator to act as a manager and administrator and to furnish, or arrange for affiliates to furnish, the management and administrative services described below, subject to review by and the overall control of the Board of Trustees of the Fund (the "Trustees"), for the period and on the terms and conditions set forth in this Agreement. The Administrator hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Administrator and its affiliates shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed agents of the Fund.

     Management Services. The Administrator shall perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Fund including administering shareholder accounts and handling shareholder relations. The Administrator shall provide the Fund with office space, facilities, equipment and necessary personnel and such other services as the Administrator, subject to review by the Trustees, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Administrator shall also, on behalf of the Fund, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Administrator shall make reports to the Trustees of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable.

                                  ARTICLE II
                      ALLOCATION OF CHARGES AND EXPENSES

     (a) The Administrator. The Administrator assumes and shall pay, or cause its affiliate to pay, for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall, at its own expense, provide the office space, facilities and necessary personnel which it is obligated to provided under Article I hereof. The Administrator shall pay, or cause its affiliate to pay, compensation of all officers of the Fund and all Directors of the Fund who are affiliated persons of the Administrator or of an affiliate of the Administrator.

         (b) The Fund. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund (except for the expenses paid by the distributor of the Fund's shares (the "Distributor")), including, without limitation: taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, prospectuses and statements of additional information, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under Federal, state and foreign laws, fees and actual out-of-pocket expenses of Trustees who are not affiliated persons of the Administrator, or of an affiliate of the Administrator, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. It also is understood that the Fund will reimburse the Administrator for its costs in providing accounting services to the Fund. The Distributor will pay certain of the expenses of the Fund incurred in connection with the continuous offering of shares of beneficial interest in the Fund.

                                  ARTICLE III
                       COMPENSATION OF THE ADMINISTRATOR

     Administrative Fees. For the services rendered, the facilities furnished and expenses assumed by the Administrator, the Fund shall pay to the Administrator at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund, as determined and computed in accordance with the description of the determination of net asset value contained in the prospectus and statement of additional information of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund, commencing on the day following effectiveness hereof. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Payment of the Administrator's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated above. During any period when the determination of net asset value is suspended by the Trustees, the net asset value of a share as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

                                  ARTICLE IV
                 LIMITATION OF LIABILITY OF THE ADMINISTRATOR

     The Administrator shall not be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the management and administration of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this
Article IV, the term "Administrator" shall include any affiliates of the Administrator performing services for the Fund contemplated hereby and partners, shareholders, directors, officers and employees of the Administrator and such affiliates.

                                   ARTICLE V
                        ACTIVITIES OF THE ADMINISTRATOR

     The services of the Administrator to the Fund are not to be deemed to be exclusive, and the Administrator and each affiliate is free to render services to others. It is understood that Trustees, officers, employees and shareholders of the Fund are or may become interested in the Administrator and its affiliates, as directors, officers, employees, partners and shareholders or otherwise, and that the Administrator and directors, officers, employees, partners and shareholders of the Administrator and its affiliates are or may become similarly interested in the Fund as shareholders or otherwise.

                                  ARTICLE VI
                  DURATION AND TERMINATION OF THIS AGREEMENT

     This Agreement shall become effective as of the date first above written and shall remain in force for two years thereafter and thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by (i) the Trustees of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees or by the vote of a majority of the outstanding voting securities of the Fund, or by the Administrator, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

                                  ARTICLE VII
                         AMENDMENTS OF THIS AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically approved by a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                 ARTICLE VIII
                         DEFINITIONS OF CERTAIN TERMS

     The terms "vote of majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                           ARTICLE IX GOVERNING LAW

     This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE X
                              Personal Liability

     The Declaration of Trust establishing Merrill Lynch Strategic Dividend Fund, dated May 14, 1987, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Strategic Dividend Fund," refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of Merrill Lynch Strategic Dividend Fund, shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of said Merrill Lynch Strategic Dividend Fund, but the "Trust Property" only shall be liable.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                         MASTER STRATEGIC DIVIDEND TRUST


                                         By:
                                             -----------------------------
                                             Name:
                                             Title:


                                         FUND ASSET MANAGEMENT, L.P.


                                         By:
                                             -----------------------------
                                             Name:
                                             Title:



                            SUB-ADVISORY AGREEMENT

     AGREEMENT, made as of the _____ day of ________, 2000, by and between FUND ASSET MANAGEMENT, L.P., a Delaware limited partnership (hereinafter referred to as "FAM"), and MERRILL LYNCH ASSET MANAGEMENT U.K. LIMITED, a corporation organized under the laws of England and Wales (hereinafter referred to as "MLAM U.K.").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, MASTER STRATEGIC DIVIDEND TRUST (the "Trust") is a Delaware business trust that intends to engage in business as a diversified, closed-end investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

     WHEREAS, FAM and MLAM U.K. are engaged principally in rendering management and investment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, MLAM U.K. is regulated by the Investment Management Regulatory Organization, a self-regulating organization recognized under the Financial Services Act of 1986 of the United Kingdom (hereinafter referred to as "IMRO"), and the conduct of its investment business is regulated by IMRO; and

     WHEREAS, FAM has entered into an investment advisory agreement (the "Investment Advisory Agreement") dated _____________, 2000, pursuant to which FAM provides management and investment advisory services to the Trust; and

     WHEREAS, MLAM U.K. is willing to provide investment advisory services to FAM in connection with the Trust's operations on the terms and conditions hereinafter set forth;

     WHEREAS, the Trust serves as the "master" portfolio for one or more "feeder" funds that invest all of their assets in the Trust and that have the same investment objective and policies as the Trust.

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, MLAM U.K. and FAM hereby agree as follows:

                                   ARTICLE I
                              Duties of MLAM U.K.

     FAM hereby employs MLAM U.K. to act as investment adviser to FAM and to furnish, or arrange for affiliates to furnish, the investment advisory services described below, subject to the broad supervision of FAM and the Trust, for the period and on the terms and conditions set forth in this Agreement. MLAM U.K. hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. FAM and its affiliates shall for all purposes herein be deemed a Non Private Customer as defined under the rules promulgated by IMRO (hereinafter referred to as the "IMRO Rules"). MLAM U.K. and its affiliates shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

     MLAM U.K. shall have the right to make unsolicited calls on FAM and shall provide FAM with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the Trust; shall make recommendations from time to time as to which securities shall be purchased, sold or exchanged and what portion of the assets of the Trust shall be held in the various securities in which the Trust invests, options, futures, options on futures or cash; all of the foregoing subject always to the restrictions of the Declaration of Trust and By-Laws of the Trust, as they may be amended and/or restated from time to time, the provisions of the Investment Company Act and the statements relating to the Trust's investment objective, investment policies and investment restrictions as set forth in the current registration statement relating to the Trust under the Investment Company Act or in other filings made by the Trust under Federal securities laws (together, the "Registration Statement"). MLAM U.K. shall make recommendations and effect transactions with respect to foreign currency matters, including foreign exchange contracts, foreign currency options, foreign currency futures and related options on foreign currency futures and forward foreign currency transactions. MLAM U.K. shall also make recommendations or take action as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities of the Trust shall be exercised.

     MLAM U.K. will not hold money on behalf of FAM or the Trust, nor will MLAM U.K. be the registered holder of the registered investments of FAM or the Trust or be the custodian of documents or other evidence of title.

                                  ARTICLE II
                      Allocation of Charges and Expenses

         MLAM U.K. assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement and shall at its own expense provide the office space, equipment and facilities which it is obligated to provide under Article I hereof and shall pay all compensation of officers of the Trust and all Trustees of the Trust who are affiliated persons of MLAM U.K.

                                  ARTICLE III
                           Compensation of MLAM U.K.

     For the services rendered, the facilities furnished and expenses assumed by MLAM U.K., FAM shall pay to MLAM U.K. a fee in an amount to be determined from time to time by FAM and MLAM U.K. but in no event in excess of the amount that FAM actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

                                  ARTICLE IV
                     Limitation of Liability of MLAM U.K.

     MLAM U.K. shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of sub-advisory services rendered with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, MLAM U.K. shall include any affiliates of MLAM U.K. performing services for FAM contemplated hereby and directors, officers and employees of MLAM U.K. and such affiliates.

                                   ARTICLE V
                            Activities of MLAM U.K.

     The services of MLAM U.K. to the Trust are not to be deemed to be exclusive, MLAM U.K. and any person controlled by or under common control with MLAM U.K. (for purposes of this Article V referred to as "affiliates") being free to render services to others. It is understood that Directors, officers, employees and shareholders of the Trust are or may become interested in MLAM U.K. and its affiliates, as directors, officers, employees and shareholders or otherwise and that directors, officers, employees and shareholders of MLAM U.K. and its affiliates are or may become similarly interested in the Trust, and that MLAM U.K. and directors, officers, employees, partners and shareholders of its affiliates may become interested in the Trust as shareholders or otherwise.

                                  ARTICLE VI
                  MLAM U.K. Statements Pursuant to IMRO Rules

     Any complaints concerning MLAM U.K. should be in writing addressed to the attention of the Managing Director of MLAM U.K. FAM has the right to obtain from MLAM U.K. a copy of the IMRO complaints procedure and to approach IMRO and the Investment Ombudsman directly.

     MLAM U.K. may make recommendations, subject to the investment restrictions referred to in Article I herein, regarding Investments Not Readily Realisable (as that term is used in the IMRO Rules) or investments denominated in a currency other than British pound sterling. There can be no certainty that market makers will be prepared to deal in unlisted or thinly traded securities and an accurate valuation may be hard to obtain. The value of investments recommended by MLAM U.K. may be subject to exchange rate fluctuations which may have favorable or unfavorable effects on investments.

     MLAM U.K. may make recommendations, subject to the investment restrictions referred to in Article I herein, regarding options, futures or contracts for differences. Markets can be highly volatile and such investments carry a high degree of risk of loss exceeding the original investment and any margin on deposit.

                                  ARTICLE VII
                  Duration and Termination of this Agreement

     This Agreement shall become effective as of the date first above written and shall remain in force for a period of two years thereafter and thereafter continue from year to year (i) the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time, without the payment of any penalty, by FAM or by vote of a majority of the outstanding voting securities of the Trust, or by MLAM U.K., on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Investment Advisory Agreement. Any termination shall be without prejudice to the completion of transactions already initiated.

                                 ARTICLE VIII
                         Amendments of this Agreement

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Trustees of the Trust or by the vote of a majority of outstanding voting securities of the Trust and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE IX
                         Definitions of Certain Terms

     The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE X
                                 Governing Law

     This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                 FUND ASSET MANAGEMENT, L.P.


                                 By:
                                     ------------------------------------
                                     Title:


                                 MERRILL LYNCH ASSET MANAGEMENT U.K. LIMITED



                                 By:
                                     ------------------------------------
                                     Title:

                                                                     EXHIBIT E


                         INVESTMENT ADVISORY AGREEMENT


     AGREEMENT, made as of the _____ day of __________, 2000, by and between MASTER U.S. HIGH YIELD TRUST, a Delaware business trust (hereinafter referred to as the "Trust"), and FUND ASSET MANAGEMENT, L.P., a Delaware limited partnership (the "Investment Adviser").

                             W I T N E S S E T H:


     WHEREAS, the Trust intends to engage in business as an open-end diversified management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

     WHEREAS, the Investment Adviser is engaged principally in rendering management and investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Trust desires to retain the Investment Adviser to render management and investment advisory services to the Trust in the manner and on the terms hereinafter set forth; and

     WHEREAS, the Investment Adviser is willing to provide management and investment advisory services to the Trust on the terms and conditions hereinafter set forth; and

     WHEREAS, the Trust serves as the "master" portfolio for one or more "feeder" funds (each, a "Fund") that invest all of their assets in the Trust and that have the same investment objective and policies as the Trust.

     NOW, THEREFORE, in consideration of the promises and the covenants hereinafter contained, the Trust and the Investment Adviser hereby agree as follows:

                                   ARTICLE I

                       Duties of the Investment Adviser

     The Trust hereby employs the Investment Adviser to act as a manager and investment adviser of the Trust and to furnish, or arrange for affiliates to furnish, the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Trustees of the Trust, for the period and on the terms and conditions set forth in this Agreement. The Investment Adviser hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Adviser and its affiliates shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed agents of the Trust.

     (a) Management Services. The Investment Adviser shall perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Trust including administering shareholder accounts and handling shareholder relations for the Trust. It is understood that the Investment Adviser or its affiliates may enter into separate agreements with each Fund for the provision of management and administrative services necessary for the operation of each Fund. The Investment Adviser shall provide the Trust with office space, facilities, equipment and necessary personnel and such other services as the Investment Adviser, subject to review by the Board of Trustees, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Investment Adviser shall also, on behalf of the Trust, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Investment Adviser shall generally monitor the Trust's compliance with investment policies and restrictions as set forth in the current registration statement relating to the Trust under the Investment Company Act (the "Registration Statement"). The Investment Adviser shall make reports to the Board of Trustees of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Trust as it shall determine to be desirable.

     (b) Investment Advisory Services. The Investment Adviser shall provide (or arrange for the provision by affiliates of) the Trust with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the Trust, shall furnish continuously an investment program for the Trust and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Trust shall be held in the various securities in which the Trust invests or cash, subject always to the restrictions set forth in the Declaration of Trust and the By-Laws of the Trust, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Trust's investment objectives, investment policies and investment restrictions as the same are set forth in the Registration Statement. The Investment Adviser shall make decisions for the Trust as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Trust's portfolio securities shall be exercised. Should the Board of Trustees at any time, however, make any definite determination as to investment policy and notify the Investment Adviser thereof in writing, the Investment Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Adviser shall take, on behalf of the Trust, all actions which it deems necessary to implement the investment policies determined as provided above and, in particular, to place all orders for the purchase or sale of portfolio securities for the Trust's account with brokers or dealers selected by it, and to that end, the Investment Adviser is authorized as the agent of the Trust to give instructions to the Custodian of the Trust as to deliveries of securities and payments of cash for the account of the Trust. In connection with the selection of such brokers or dealers and the placing of such orders with respect to assets of the Trust, the Investment Adviser is directed at all times to seek to obtain execution and prices within the policy guidelines determined by the Board of Trustees as set forth in the Registration Statement. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Investment Adviser may select brokers or dealers with which it or the Trust is affiliated.

     (c) Affiliated Sub-Advisers. In carrying out its responsibilities hereunder, the Investment Adviser may employ, retain or otherwise avail itself of the services of other persons or entities including without limitation, affiliates of the Investment Adviser, on such terms as the Investment Adviser shall determine to be necessary, desirable or appropriate. However, if the Investment Adviser chooses to retain or avail itself of the services of another person or entity to manage assets of the Trust, such other person or entity must be (i) an affiliate of the Investment Adviser, (ii) retained at the Investment Adviser's own cost and expense, and (iii) retained subject to the requirements of Section 15 of the Investment Company Act. Retention of one or more affiliated sub-advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of the Investment Adviser under this Agreement and the Investment Adviser shall be responsible for all acts and omissions of such affiliated sub-advisers, or other persons or entities, in connection with the performance of the Investment Adviser's duties hereunder.

     (d) Notice Upon Change in Partners of the Investment Adviser. The Investment Adviser is a limited partnership and its limited partner is Merrill Lynch & Co., Inc. and its general partner is Princeton Services, Inc. The Investment Adviser will notify the Trust of any change in the membership of the partnership within a reasonable time after such change.

                                  ARTICLE II

                      Allocation of Charges and Expenses

     (a) The Investment Adviser. The Investment Adviser assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall at its own expense, provide the office space, facilities, equipment and necessary personnel which it is obligated to provide under Article I hereof, and shall pay all compensation of officers of the Trust and all Trustees of the Trust who are affiliated persons of the Investment Adviser.

     (b) The Trust. The Trust assumes and shall pay or cause to be paid all other expenses of the Trust including, without limitation: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports and Registration Statements, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, Securities and Exchange Commission fees, expenses of registering the shares under Federal, state and foreign laws, fees and actual out-of-pocket expenses of all Trustees of the Trust who are not affiliated persons of the Investment Adviser, accounting and pricing costs (including the daily calculation of the net asset value), insurance and interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust. It is also understood that the Trust will reimburse the Investment Adviser for its costs incurred in providing accounting services to the Trust.

                                  ARTICLE III

                    Compensation of the Investment Adviser

     (a) Investment Advisory Fee. For the services rendered, the facilities furnished and expenses assumed by the Investment Adviser, the Trust shall pay to the Investment Adviser at the end of each calendar month a fee based on the average daily value of the net assets of the Trust at the annual rate of .35 of 1.0% of the average daily net assets of the Trust commencing on the day following effectiveness hereof, as determined and computed in accordance with the description of the determination of net asset value contained in the Prospectus and Statement of Additional Information of the Trust. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Subject to the provisions of subsection (b) hereof, payment of the Investment Adviser's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by subsection (b) hereof. During any period when the determination of net asset value is suspended by the Board of Trustees, the average net asset value of a share for the day prior to such suspension shall for this purpose be deemed to be the net asset value each succeeding day until it is again determined.

     (b) Expense Limitations. In the event the operating expenses of the Trust, including amounts payable to the Investment Adviser pursuant to subsection (a) hereof, for any fiscal year ending on a date on which this Agreement is in effect exceed the expense limitations applicable to the Trust imposed by applicable state securities laws or regulations thereunder, as such limitations may be raised, lowered or waived from time to time, the Investment Adviser shall reduce its management and investment advisory fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Trust in the amount of such excess; provided, however, to the extent permitted by law, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Trust. Whenever the expenses of the Trust exceed a pro rata portion of the applicable annual expense limitations, the estimated amount of reimbursement under such limitations shall be applicable as an offset against the monthly payment of the fee due to the Investment Adviser. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Adviser's fee shall be applicable.

                                  ARTICLE IV

               Limitation of Liability of the Investment Adviser

     The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this
Article IV, the term "Investment Adviser" shall include any affiliates of the Investment Adviser performing services for the Trust contemplated hereby and directors, officers and employees of the Investment Adviser and such affiliates.


                                   ARTICLE V

                     Activities of the Investment Adviser

     The services of the Investment Adviser to the Trust are not to be deemed to be exclusive: the Investment Adviser and any person controlled by or under common control with the Investment Adviser (for purposes of this Article V referred to as "affiliates") are free to render services to others. It is understood that the Board of Trustees, officers, employees and shareholders of the Trust are or may become interested in the Investment Adviser and its affiliates, as directors, officers, employees, partners, and shareholders or otherwise and that directors, officers, employees, partners, and shareholders of the Investment Adviser and its affiliates are or may become similarly interested in the Trust, and that the Investment Adviser and directors, officers, employees, partners, and shareholders of its affiliates may become interested in the Trust as shareholders or otherwise.

                                  ARTICLE VI

                  Duration and Termination of this Agreement

     This Agreement shall become effective as of the date first above written and shall remain in force for a period of two years thereafter and thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Trust, or by the Investment Adviser, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

                                  ARTICLE VII

                         Amendments of this Agreement

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of the Trustees, or by the _____ of a majority of outstanding voting securities of the Trust, and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                 ARTICLE VIII

                         Definitions of Certain Terms

     The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                  ARTICLE IX

                                 Governing Law

     This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                         MASTER U.S. HIGH YIELD TRUST



                                         By
                                            ----------------------------------
                                            Title:


                                         FUND ASSET MANAGEMENT, L.P.


                                         By
                                            ----------------------------------
                                            Title:



                           ADMINISTRATION AGREEMENT

     AGREEMENT made as of ____________, 2000, by and between MERRILL LYNCH U.S. HIGH YIELD FUND, INC., a Maryland corporation (the "Fund") and FUND ASSET MANAGEMENT, L.P., a Delaware limited partnership (the "Administrator").

                                  WITNESSETH:

     WHEREAS, the Fund is engaged in business as an open-end diversified management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

     WHEREAS, the Fund desires to retain the Administrator to provide management and administrative services to the Fund in the manner and on the terms hereinafter set forth; and

     WHEREAS, the Administrator is willing to provide management and administrative services to the Fund on the terms and conditions hereafter set forth; and

     WHEREAS, the Fund is one of the "feeder" funds for and invests all of its assets in Master U.S. High Yield Trust, which serves as the "master" portfolio and has the same investment objective and policies as the Fund;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Administrator hereby agree as follows:

                                   ARTICLE I
                          DUTIES OF THE ADMINISTRATOR

     The Fund hereby employs the Administrator to act as a manager and administrator and to furnish, or arrange for affiliates to furnish, the management and administrative services described below, subject to review by and the overall control of the Board of Directors of the Fund (the "Directors"), for the period and on the terms and conditions set forth in this Agreement. The Administrator hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Administrator and its affiliates shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed agents of the Fund.

     Management Services. The Administrator shall perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Fund including administering shareholder accounts and handling shareholder relations. The Administrator shall provide the Fund with office space, facilities, equipment and necessary personnel and such other services as the Administrator, subject to review by the Directors, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Administrator shall also, on behalf of the Fund, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Administrator shall make reports to the Directors of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable.

                                  ARTICLE II
                      ALLOCATION OF CHARGES AND EXPENSES

     (a) The Administrator. The Administrator assumes and shall pay, or cause its affiliate to pay, for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall, at its own expense, provide the office space, facilities and necessary personnel which it is obligated to provide under Article I hereof. The Administrator shall pay, or cause its affiliate to pay, compensation of all officers of the Fund and all Directors of the Fund who are affiliated persons of the Administrator or of an affiliate of the Administrator.

     (b) The Fund. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund (except for the expenses paid by the distributor of the Fund's shares (the "Distributor")), including, without limitation: taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, prospectuses and statements of additional information, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under Federal, state and foreign laws, fees and actual out-of-pocket expenses of Directors who are not affiliated persons of the Administrator, or of an affiliate of the Administrator, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. It also is understood that the Fund will reimburse the Administrator for its costs in providing accounting services to the Fund. The Distributor will pay certain of the expenses of the Fund incurred in connection with the continuous offering of shares of common stock in the Fund.

                                  ARTICLE III
                       COMPENSATION OF THE ADMINISTRATOR

     Administrative Fees. For the services rendered, the facilities furnished and expenses assumed by the Administrator, the Fund shall pay to the Administrator at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund, as determined and computed in accordance with the description of the determination of net asset value contained in the prospectus and statement of additional information of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund, commencing on the day following effectiveness hereof. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Payment of the Administrator's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated above. During any period when the determination of net asset value is suspended by the Directors, the net asset value of a share as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

                                  ARTICLE IV
                 LIMITATION OF LIABILITY OF THE ADMINISTRATOR

     The Administrator shall not be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the management and administration of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this
Article IV, the term "Administrator" shall include any affiliates of the Administrator performing services for the Fund contemplated hereby and partners, shareholders, directors, officers and employees of the Administrator and such affiliates.

                                   ARTICLE V
                        ACTIVITIES OF THE ADMINISTRATOR

     The services of the Administrator to the Fund are not to be deemed to be exclusive, and the Administrator and each affiliate is free to render services to others. It is understood that Directors, officers, employees and shareholders of the Fund are or may become interested in the Administrator and its affiliates, as directors, officers, employees, partners and shareholders or otherwise, and that the Administrator and directors, officers, employees, partners and shareholders of the Administrator and its affiliates are or may become similarly interested in the Fund as shareholders or otherwise.

                                  ARTICLE VI
                  DURATION AND TERMINATION OF THIS AGREEMENT

     This Agreement shall become effective as of the date first above written and shall remain in force for two years thereafter and thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by (i) the Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Directors or by the vote of a majority of the outstanding voting securities of the Fund, or by the Administrator, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.


                                  ARTICLE VII
                         AMENDMENTS OF THIS AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically approved by a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                 ARTICLE VIII
                         DEFINITIONS OF CERTAIN TERMS

     The terms "vote of majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                  ARTICLE IX
                                 GOVERNING LAW

     This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                          MERRILL LYNCH U.S. HIGH YIELD
                                          FUND, INC.


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:


                                          FUND ASSET MANAGEMENT, L.P.


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:


                            SUB-ADVISORY AGREEMENT

     AGREEMENT, made as of the _____ day of __________, 2000, by and between FUND ASSET MANAGEMENT, L.P., a Delaware limited partnership (hereinafter referred to as "FAM"), and MERRILL LYNCH ASSET MANAGEMENT U.K. LIMITED, a corporation organized under the laws of England and Wales (hereinafter referred to as "MLAM U.K.").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, MASTER U.S. HIGH YIELD TRUST (the "Trust") is a Delaware business trust that intends to engage in business as a diversified, closed-end investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

     WHEREAS, FAM and MLAM U.K. are engaged principally in rendering management and investment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, MLAM U.K. is regulated by the Investment Management Regulatory Organization, a self-regulating organization recognized under the Financial Services Act of 1986 of the United Kingdom (hereinafter referred to as "IMRO"), and the conduct of its investment business is regulated by IMRO; and

     WHEREAS, FAM has entered into a investment advisory agreement (the "Investment Advisory Agreement") dated _____________, 2000, pursuant to which FAM provides management and investment advisory services to the Trust; and

     WHEREAS, MLAM U.K. is willing to provide investment advisory services to FAM in connection with the Trust's operations on the terms and conditions hereinafter set forth;

     WHEREAS, the Trust serves as the "master" portfolio for one or more "feeder" funds that invest all of their assets in the Trust and that have the same investment objective and policies as the Trust.

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, MLAM U.K. and FAM hereby agree as follows:

                                   ARTICLE I
                              Duties of MLAM U.K.

     FAM hereby employs MLAM U.K. to act as investment adviser to FAM and to furnish, or arrange for affiliates to furnish, the investment advisory services described below, subject to the broad supervision of FAM and the Trust, for the period and on the terms and conditions set forth in this Agreement. MLAM U.K. hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. FAM and its affiliates shall for all purposes herein be deemed a Non Private Customer as defined under the rules promulgated by IMRO (hereinafter referred to as the "IMRO Rules"). MLAM U.K. and its affiliates shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

     MLAM U.K. shall have the right to make unsolicited calls on FAM and shall provide FAM with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the Trust; shall make recommendations from time to time as to which securities shall be purchased, sold or exchanged and what portion of the assets of the Trust shall be held in the various securities in which the Trust invests, options, futures, options on futures or cash; all of the foregoing subject always to the restrictions of the Declaration of Trust and By-Laws of the Trust, as they may be amended and/or restated from time to time, the provisions of the Investment Company Act and the statements relating to the Trust's investment objective, investment policies and investment restrictions as set forth in the current registration statement relating to the Trust under the Investment Company Act or in other filings made by the Trust under Federal securities laws (together, the "Registration Statement"). MLAM U.K. shall make recommendations and effect transactions with respect to foreign currency matters, including foreign exchange contracts, foreign currency options, foreign currency futures and related options on foreign currency futures and forward foreign currency transactions. MLAM U.K. shall also make recommendations or take action as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities of the Trust shall be exercised.

     MLAM U.K. will not hold money on behalf of FAM or the Trust, nor will MLAM U.K. be the registered holder of the registered investments of FAM or the Trust or be the custodian of documents or other evidence of title.

                                  ARTICLE II
                      Allocation of Charges and Expenses

     MLAM U.K. assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement and shall at its own expense provide the office space, equipment and facilities which it is obligated to provide under Article I hereof and shall pay all compensation of officers of the Trust and all Trustees of the Trust who are affiliated persons of MLAM U.K.

                                  ARTICLE III
                           Compensation of MLAM U.K.

     For the services rendered, the facilities furnished and expenses assumed by MLAM U.K., FAM shall pay to MLAM U.K. a fee in an amount to be determined from time to time by FAM and MLAM U.K. but in no event in excess of the amount that FAM actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

                                  ARTICLE IV
                     Limitation of Liability of MLAM U.K.

     MLAM U.K. shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of sub-advisory services rendered with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, MLAM U.K. shall include any affiliates of MLAM U.K. performing services for FAM contemplated hereby and directors, officers and employees of MLAM U.K. and such affiliates.

                                   ARTICLE V
                            Activities of MLAM U.K.

     The services of MLAM U.K. to the Trust are not to be deemed to be exclusive, MLAM U.K. and any person controlled by or under common control with MLAM U.K. (for purposes of this Article V referred to as "affiliates") being free to render services to others. It is understood that Directors, officers, employees and shareholders of the Trust are or may become interested in MLAM U.K. and its affiliates, as directors, officers, employees and shareholders or otherwise and that directors, officers, employees and shareholders of MLAM U.K. and its affiliates are or may become similarly interested in the Trust, and that MLAM U.K. and directors, officers, employees, partners and shareholders of its affiliates may become interested in the Trust as shareholders or otherwise.

                                  ARTICLE VI
                  MLAM U.K. Statements Pursuant to IMRO Rules

     Any complaints concerning MLAM U.K. should be in writing addressed to the attention of the Managing Director of MLAM U.K. FAM has the right to obtain from MLAM U.K. a copy of the IMRO complaints procedure and to approach IMRO and the Investment Ombudsman directly.

     MLAM U.K. may make recommendations, subject to the investment restrictions referred to in Article I herein, regarding Investments Not Readily Realisable (as that term is used in the IMRO Rules) or investments denominated in a currency other than British pound sterling. There can be no certainty that market makers will be prepared to deal in unlisted or thinly traded securities and an accurate valuation may be hard to obtain. The value of investments recommended by MLAM U.K. may be subject to exchange rate fluctuations which may have favorable or unfavorable effects on investments.

     MLAM U.K. may make recommendations, subject to the investment restrictions referred to in Article I herein, regarding options, futures or contracts for differences. Markets can be highly volatile and such investments carry a high degree of risk of loss exceeding the original investment and any margin on deposit.

                                  ARTICLE VII
                  Duration and Termination of this Agreement

     This Agreement shall become effective as of the date first above written and shall remain in force for a period of two years thereafter and thereafter continue from year to year (i) the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time, without the payment of any penalty, by FAM or by vote of a majority of the outstanding voting securities of the Trust, or by MLAM U.K., on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Investment Advisory Agreement. Any termination shall be without prejudice to the completion of transactions already initiated.

                                 ARTICLE VIII
                         Amendments of this Agreement

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Trustees of the Trust or by the vote of a majority of outstanding voting securities of the Trust and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE IX
                         Definitions of Certain Terms

     The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE X
                                 Governing Law

     This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                  FUND ASSET MANAGEMENT, L.P.


                                  By:
                                      --------------------------------------
                                      Title:


                                  MERRILL LYNCH ASSET MANAGEMENT U.K. LIMITED



                                  By:
                                      --------------------------------------
                                      Title: